Oppenheimer
International Small Company Fund

Prospectus dated October 27, 2004

Oppenheimer  International  Small  Company  Fund is a  mutual  fund  that  seeks long-term  capital  appreciation to make your investment grow. It invests mainly in common  stocks of  "small-cap"  companies  outside  the United  States.

This Prospectus contains important  information about the Fund's objective,  its
investment   policies,   strategies  and  risks.  It  also  contains   important
information  about  how to buy and sell  shares  of the Fund and  other  account features.  Please read this Prospectus  carefully  before you invest and keep it for future reference about your account.

As with all  mutual  funds,  the  Securities  and  Exchange  Commission  has not approved or disapproved  the Fund's  securities nor has it determined  that this
Prospectus  is  accurate  or  complete.  It is a criminal  offense to  represent otherwise.

(OppenheimerFunds logo)

CONTENTS

                  ABOUT THE FUND

                  The Fund's Investment Objective and Principal Investment Strategies

                  Main Risks of Investing in the Fund

                  The Fund's Past Performance

                  Fees and Expenses of the Fund

                  About the Fund's Investments

                  How the Fund is Managed

                  ABOUT YOUR ACCOUNT

                  How to Buy Shares
                  Class A Shares
                  Class B Shares
                  Class C Shares
                  Class N Shares

                  Special Investor Services
                  AccountLink
                  PhoneLink
                  OppenheimerFunds Internet Website
                  Retirement Plans

                  How to Sell Shares
                  By Mail
                  By Telephone

                  How to Exchange Shares

                  Shareholder Account Rules and Policies

                  Dividends, Capital Gains and Taxes

                  Financial Highlights

ABOUT THE FUND

The Fund's Investment Objective and Principal Investment Strategies

WHAT IS THE  FUND'S  INVESTMENT  OBJECTIVE?  The Fund  seeks  long-term  capital appreciation.

WHAT DOES THE FUND MAINLY INVEST IN? The Fund invests  mainly in common stock of companies  that are  domiciled  outside the United  States or have their primary operations  outside the U.S. and have market  capitalizations of $2.5 billion or
less.  These  are  described  as  "small-cap   companies."  That  capitalization
parameter  is  subject  to  change as the  relative  market  capitalizations  of small-cap issuers change over time. The Fund measures that capitalization at the time the Fund buys a security,  and it is not  required to sell the  security if the  issuer's  capitalization  changes.  The Fund focuses on stocks of companies that the portfolio  managers  believe have  favorable  growth  prospects.  Under normal circumstances:

o The Fund will  invest  at least  80% of its net  assets  plus  borrowings  for investment purposes, in equity securities of small-cap companies.

o The Fund will invest at least 65% of its total  assets in foreign  securities.
The Fund is not  required to invest a set portion of its assets in a  particular geographic region or regions or a particular industry or sector.

HOW DOES  THE  PORTFOLIO  MANAGER  DECIDE  WHAT  SECURITIES  TO BUY OR SELL?  In
selecting  securities for the Fund, the Fund's portfolio manager looks primarily for foreign companies with high growth potential.  He uses fundamental  analysis of a  company's  financial  statements,  management  structure,  operations  and product  development,  and considers factors affecting the industry of which the issuer is part. In seeking broad  diversification  of the Fund's portfolio,  the portfolio manager currently search for foreign companies:

o with small market capitalizations in developed and emerging markets,

o with management that has a proven record,

o with relatively stable or established  businesses in established markets, that are entering into a growth cycle,

o with  strong  earnings  growth and  above-average  yield,  with  below-average valuation.

     In applying  these and other  selection  criteria,  the  portfolio  manager considers  the effect of  worldwide  trends on the  growth of  various  business sectors.  The trends, or global "themes," currently employed include development of new technologies,  corporate restructuring,  the growth of mass affluence and demographic  changes.  This strategy can change over time. The portfolio manager does not invest a fixed or  specific  amount of the Fund's  assets  using  these themes.

WHO IS THE FUND  DESIGNED  FOR?  The Fund is designed  primarily  for  investors seeking capital growth in their  investment over the long term.  Those investors should  be  willing  to assume  the  greater  risks of  short-term  share  price fluctuations  that  are  typical  for an  aggressive  growth  fund  focusing  on small-cap stock investments, and the special risks of investing in both emerging and developed foreign  countries.  The Fund does not seek current income and the income from its  investments  will likely be small,  so it is not  designed  for investors needing current income.  Because of its focus on long-term growth, the
Fund may be appropriate for a portion of a retirement plan investment.  However, the Fund is not a complete investment program.

Main Risks of Investing in the Fund

All investments have risks to some degree. The Fund's investments are subject to changes in their value from a number of factors,  described below. There is also the  risk  that  poor  security  selection  by the  Fund's  investment  Manager,
OppenheimerFunds, Inc., will cause the Fund to underperform other funds having a similar objective.

RISKS OF  INVESTING  IN STOCKS.  Because the Fund  invests  primarily  in common stocks of foreign small-cap growth companies,  the value of the Fund's portfolio will be  affected  by changes  in the  foreign  stock  markets  and the  special economic  and other  factors that might affect the prices of small cap stocks in those markets.  Stocks of growth companies may provide greater opportunities for capital appreciation but may be more volatile than other stocks. That volatility is likely to be even greater for  small-cap  companies.  Market risk will affect the Fund's net asset value per share,  which will fluctuate as the values of the
Fund's portfolio  securities  change. The prices of individual stocks do not all move in the same  direction  uniformly  or at the  same  time.  Different  stock markets may behave differently from each other.

     Other factors can affect a particular  stock's price, such as poor earnings reports by the issuer,  loss of major customers,  major  litigation  against the issuer,  or  changes  in  government  regulations  affecting  the  issuer or its industry.  To the extent that the Fund  increases  the relative  emphasis of its investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

SPECIAL RISKS OF SMALL-CAP  STOCKS.  Small-cap growth companies can include both established  and newer  companies.  While  newer  growth  companies  might offer greater  opportunities for capital  appreciation  than larger,  more established
companies,   they  involve   substantially  greater  risks  of  loss  and  price
fluctuations than larger issuers.

     Newer  small-cap  companies  may have limited  product lines or markets for their  products,  limited  access  to  financial  resources  and  less  depth in management skill than larger,  more established  companies.  Their stocks may be less liquid than those of larger issuers. That means the Fund could have greater difficulty  selling a security of a  small-cap  issuer at an  acceptable  price, especially in periods of market volatility.  That factor increases the potential for losses to the Fund.  Also, it may take a  substantial  period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

RISKS OF FOREIGN  INVESTING.  The Fund can buy  securities  of  companies in any country,  including  developed  countries  and emerging  markets.  While foreign securities offer special investment opportunities, there are also special risks.
The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S.  dollar  value of  securities  denominated  in that foreign currency.  Foreign issuers are not subject to the same accounting and disclosure
requirements  that  U.S.   companies  are  subject  to.  The  value  of  foreign
investments may be affected by exchange  control  regulations,  expropriation or nationalization  of a company's assets,  foreign taxes,  delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad,  or other  political  and economic  factors.

Special Risks of Emerging  Markets.  Securities in emerging market countries may be more  difficult to sell at an  acceptable  price and their prices may be more volatile than securities of companies in more developed markets.  Settlements of trades may be subject to  greater  delays so that the Fund may not  receive  the proceeds of a sale of a security on a timely basis.  Emerging countries may have less developed trading markets and exchanges. They may have less developed legal and  accounting  systems,  and  investments  in those  markets may be subject to greater risks of government  restrictions  on withdrawing  the sales proceeds of securities  from  the  country.  These  investments  may be  substantially  more volatile  than stocks of issuers in the U.S. and other  developed  countries and may be very speculative.

Economies  of  developing  countries  may be more  dependent on  relatively  few industries  that may be highly  vulnerable  to local and global  changes.  Those investments  may be  substantially  more  volatile than stocks of issuers in the
U.S. and other developed countries and may be very speculative.

HOW RISKY IS THE FUND OVERALL?  The risks described above  collectively form the overall  risk  profile  of the  Fund and can  affect  the  value  of the  Fund's investments,  its investment  performance  and its prices per share.  Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in the Fund.  When you redeem your shares,  they may be worth more or less than what you paid for them.  There is no  assurance  that the Fund will achieve its investment objective.

     In the short term,  small-cap  foreign  growth stocks can be very volatile.
The  price  of the  Fund's  shares  can go up and down  substantially.  The Fund generally  does not use  income-oriented  investments to help cushion the Fund's total return from changes in stock prices. In the OppenheimerFunds spectrum, the
Fund is a very aggressive investment vehicle,  designed for investors willing to assume greater risks in the hope of achieving long-term capital appreciation. It is likely to be subject to greater  fluctuations  in its share prices than funds that  emphasize  large  capitalization  stocks,  or funds  that do not invest in foreign securities  (especially  emerging market securities) or funds that focus on both stocks and bonds.

An  investment  in the Fund is not a deposit  of any bank and is not  insured or guaranteed by the Federal Deposit Insurance  Corporation or any other government agency.

The Fund's Past Performance

The bar chart and table below show one measure of the risks of  investing in the
Fund, by showing changes in the Fund's performance (for its Class A shares) from year to year for the full  calendar  years  since the  Fund's  inception  and by showing how the average annual total returns of the Fund's  shares,  both before and after  taxes,  compare  to those of two  broad-based  market  indicies.  The after-tax returns for the other classes of shares will vary.

     The after-tax  returns are shown for Class A shares only and are calculated using the historical  highest  individual  federal  marginal income tax rates in effect during the periods shown, and do not reflect the impact of state or local taxes.  In  certain  cases,  the  figure  representing  "Return  After  Taxes on
Distributions  and Sale of Fund  Shares"  may be higher  than the  other  return figures for the same period.  A higher  after-tax  return results when a capital loss occurs upon  redemption and  translates  into an assumed tax deduction that benefits the shareholder.  The after-tax returns are calculated based on certain assumptions  mandated by regulation and your actual after-tax returns may differ from those shown,  depending on your  individual  tax  situation.  The after-tax returns set forth below are not relevant to investors who hold their fund shares
through   tax-deferred   arrangements  such  as  401(k)  plans  or  IRAs  or  to
institutional   investors  not  subject  to  tax.  The  Fund's  past  investment performance, before and after taxes, is not necessarily an indication of how the
Fund will perform in the future.

Annual Total Returns (Class A) (as of 12/31 each year)

[See appendix to prospectus for data in bar chart showing the annual total return]

Sales charges and taxes are not included in the  calculations  of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown.  For the period from 1/1/04  through  9/30/04,  the cumulative return (not annualized) before taxes for Class A shares was 12.99%.

During the period shown in the bar chart,  the highest  return (not  annualized)
before taxes for a calendar  quarter was 33.82% (2 Qtr 03) and the lowest return
(not annualized) before taxes for a calendar quarter was -24.87% (4 Qtr 00).

--------------------------------------------- ---------------------- --------------------------- --------------------------
                                                                              5 Years                    10 Years

Average Annual Total Returns                                           (or life of class, if       (or life of class, if
for the periods ended December 31, 2003              1 Year                    less)                       less)

--------------------------------------------- ---------------------- --------------------------- --------------------------
--------------------------------------------- ---------------------- --------------------------- --------------------------
Class A Shares (inception 11/17/97)

  Return Before Taxes                                74.41%                    7.24%                       9.77%
  Return After Taxes on Distributions                74.28%                    5.12%                       7.49%

Return  After  Taxes  on  Distributions  and

  Sale of Fund Shares                                48.53%                    4.95%                       7.06%

--------------------------------------------- ---------------------- --------------------------- --------------------------

HSBC James Capel World Excluding U.S.
Smaller Companies Index (reflects no
deduction for fees, expenses or taxes)               58.96%                    6.61%                      5.50%1

--------------------------------------------- ---------------------- --------------------------- --------------------------

Morgan Stanley Capital International EAFE
Index (reflects no deduction for fees,
expenses or taxes)                                   39.17%                    0.26%                      3.46%1

--------------------------------------------- ---------------------- --------------------------- --------------------------

Class B Shares (inception 11/17/97)                  78.59%                    7.40%                      10.02%

--------------------------------------------- ---------------------- --------------------------- --------------------------

Class C Shares (inception 11/17/97)                  82.40%                    7.69%                       9.98%

--------------------------------------------- ---------------------- --------------------------- --------------------------
--------------------------------------------- ---------------------- --------------------------- --------------------------

Class N Shares (inception 3/1/01)                    83.35%                    14.47%                       N/A

--------------------------------------------- ---------------------- --------------------------- --------------------------

1    From 11/30/97.

The Fund's average annual total returns include  applicable  sales charges:  for
Class A, the current  maximum  initial  sales charge of 5.75%;  for Class B, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and Class N, the 1%  contingent  deferred  sales  charge for the 1-year  period.
Because Class B shares convert to Class A shares 72 months after purchase, Class
B  "life-of-class"  performance  does not include any contingent  deferred sales charge and uses Class A performance for the period after conversion. The returns measure the performance of a hypothetical  account and assume that all dividends and capital gains  distributions  have been reinvested in additional shares. The performance  of the Fund's  Class A shares is  compared  to the HSBC James Capel
World  Excluding  U.S.  Smaller  Companies  Index  and  Morgan  Stanley  Capital
International  EAFE Index,  unmanaged indices of companies outside the U.S.; the latter is limited to small  international  companies.  The  indices  performance includes  reinvestment of income but does not reflect  transaction  costs, fees, expenses or taxes. The Fund's investments vary from those in the indices.

Fees and Expenses of the Fund

The following  tables are provided to help you  understand the fees and expenses you may pay if you buy and hold  shares of the Fund.  The Fund pays a variety of expenses directly for management of its assets, administration,  distribution of its shares and other  services.  Those expenses are  subtracted  from the Fund's assets to  calculate  the Fund's net asset  values per share.  All  shareholders therefore pay those  expenses  indirectly.  Shareholders  pay other  transaction expenses  directly,  such as sales  charges.  The numbers below are based on the
Fund's expenses during its fiscal year ended August 31, 2004.

-----------------------------------------------------------------------------------------------------------

Shareholder Fees (charges paid directly from your investment):

-----------------------------------------------------------------------------------------------------------
-------------------------------------- ---------------- ----------------- ---------------- ----------------
                                       Class A Shares    Class B Shares   Class C Shares   Class N Shares
-------------------------------------- ---------------- ----------------- ---------------- ----------------
-------------------------------------- ---------------- ----------------- ---------------- ----------------

Maximum Sales Charge (Load) on              5.75%             None             None             None
purchases (as % of offering price)

-------------------------------------- ---------------- ----------------- ---------------- ----------------
-------------------------------------- ---------------- ----------------- ---------------- ----------------
Maximum Deferred Sales Charge (Load)
(as % of the lower of the original
offering price or redemption                None1             5%2               1%3              1%4
proceeds)
-------------------------------------- ---------------- ----------------- ---------------- ----------------
-------------------------------------- ---------------- ---------------- ----------------- ----------------
Redemption Fee (as a percentage of          2.00%            2.00%            2.00%             2.00%
total redemption proceeds)5
-------------------------------------- ---------------- ---------------- ----------------- ----------------
--------------------------------------------- ----------------- ----------------- ----------------- -----------------

Annual Fund Operating Expenses (deducted
from Fund assets):
(% of average daily net assets)

--------------------------------------------- ----------------- ----------------- ----------------- -----------------
--------------------------------------- --------------- ---------------- --------------- ----------------

                                        Class A Shares  Class B Shares   Class C Shares  Class N Shares

--------------------------------------- --------------- ---------------- --------------- ----------------
--------------------------------------- --------------- ---------------- --------------- ----------------
Management Fees                             0.80%            0.80%           0.80%            0.80%
--------------------------------------- --------------- ---------------- --------------- ----------------
--------------------------------------- --------------- ---------------- --------------- ----------------

Distribution and/or Service (12b-1)         0.24%            1.00%           1.00%            0.50%
Fees

--------------------------------------- --------------- ---------------- --------------- ----------------
--------------------------------------- --------------- ---------------- --------------- ----------------

Other Expenses                              0.30%            0.55%           0.39%            0.48%

--------------------------------------- --------------- ---------------- --------------- ----------------
--------------------------------------- --------------- ---------------- --------------- ----------------

Total Annual Operating Expenses             1.34%            2.35%           2.19%            1.78%

--------------------------------------- --------------- ---------------- --------------- ----------------

Expenses may vary in future years. "Other expenses" include transfer agent fees, custodial fees, and accounting and legal expenses that the Fund pays. The "Other
Expenses" in the table are based on, among other things, the fees the Fund would have  paid if the  transfer  agent had not  waived a portion  of its fee under a voluntary  undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes.  That  undertaking may be amended or withdrawn at any time. After the waiver,  the actual "Other Expenses" and "Total
Annual Operating Expenses" as percentages of average daily net assets were 0.51%
and 2.31% for Class B shares  and  0.45% and  1.75%,  respectively,  for Class N shares.

1. A contingent deferred sales charge may apply to redemptions of investments of
$1 million or more  ($500,000 for certain  retirement  plan accounts) of Class A shares. See "How to Buy Shares" for details.

2. Applies to redemptions in first year after purchase.  The contingent deferred sales charge  gradually  declines  from 5% to 1% in years one through six and is eliminated after that.

3. Applies to shares redeemed within 12 months of purchase.

4.  Applies to shares  redeemed  within 18 months of a  retirement  plan's first purchase of Class N shares.

5. The  redemption  fee applies to the proceeds of Fund shares that are redeemed
(either by selling or exchanging to another  Oppenheimer fund) within 30 days of their  purchase.  See  "How to Sell  Shares"  for more  information  on when the redemption fee will apply.

EXAMPLES.  The  following  examples are intended to help you compare the cost of investing  in the Fund with the cost of investing  in other  mutual  funds.  The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

     The first example  assumes that you redeem all of your shares at the end of those  periods.  The second  example  assumes  that you keep your  shares.  Both examples also assume that your investment has a 5% return each year and that the class's  operating  expenses remain the same. Your actual costs may be higher or lower because  expenses  will vary over time.  Based on these  assumptions  your expenses would be as follows:

---------------------------------- --------------------- -------------------- ------------------- -------------------
     If shares are redeemed:              1 Year               3 Years             5 Years             10 Years
---------------------------------- --------------------- -------------------- ------------------- -------------------
---------------------------------- --------------------- -------------------- ------------------- -------------------

Class A Shares                             $704                 $975                $1,267              $2,095

---------------------------------- --------------------- -------------------- ------------------- -------------------
---------------------------------- --------------------- -------------------- ------------------- -------------------

Class B Shares                             $738                $1,033               $1,455             $2,2011

---------------------------------- --------------------- -------------------- ------------------- -------------------
---------------------------------- --------------------- -------------------- ------------------- -------------------

Class C Shares                             $322                 $685                $1,175              $2,524

---------------------------------- --------------------- -------------------- ------------------- -------------------
---------------------------------- --------------------- -------------------- ------------------- -------------------

Class N Shares                             $281                 $560                 $964               $2,095

---------------------------------- --------------------- -------------------- ------------------- -------------------

---------------------------------- --------------------- -------------------- ------------------- -------------------
   If shares are not redeemed:            1 Year               3 Years             5 Years             10 Years
---------------------------------- --------------------- -------------------- ------------------- -------------------
---------------------------------- --------------------- -------------------- ------------------- -------------------

Class A Shares                             $704                 $975                $1,267              $2,095

---------------------------------- --------------------- -------------------- ------------------- -------------------
---------------------------------- --------------------- -------------------- ------------------- -------------------

Class B Shares                             $238                 $733                $1,255             $2,2011

---------------------------------- --------------------- -------------------- ------------------- -------------------
---------------------------------- --------------------- -------------------- ------------------- -------------------

Class C Shares                             $222                 $685                $1,175              $2,524

---------------------------------- --------------------- -------------------- ------------------- -------------------
---------------------------------- --------------------- -------------------- ------------------- -------------------

Class N Shares                             $181                 $560                 $964               $2,095

---------------------------------- --------------------- -------------------- ------------------- -------------------

In the first example,  expenses include the initial sales charge for Class A and the applicable  Class B, Class C and Class N contingent  deferred sales charges.
In the second example,  the Class A expenses include the sales charge, but Class
B,  Class C and  Class N  expenses  do not  include  contingent  deferred  sales charges.

1. Class B expenses  for years 7 through 10 are based on Class A expenses  since
Class B shares automatically convert to Class A shares 72 months after purchase.

About the Fund's Investments

THE FUND'S PRINCIPAL INVESTMENT POLICIES AND RISKS. The allocation of the Fund's portfolio  among  different  investments  will  vary over  time  based  upon the
Manager's  evaluation of economic and market trends.  The Fund's portfolio might not always include all of the different  types of investments  described in this
Prospectus.  The  Statement of  Additional  Information  contains  more detailed information about the Fund's investment policies and risks.

What is "Market Capitalization"?
In general, the market capitalization of a company is the total market value of its issued and outstanding common stock.

     The  Manager  tries to reduce  risks by  carefully  researching  securities before they are  purchased.  The Fund  attempts to reduce its exposure to market risks by  diversifying  its  investments,  that is, by not holding a substantial amount of stock of any one company and by not  investing  too great a percentage of its assets in any one company.  Also,  the Fund does not  concentrate  25% or more of its assets in investments in any one industry.  However,  changes in the overall  market prices of securities  can occur at any time. The share prices of the Fund will change daily based on changes in market prices of  securities  and market conditions, and in response to other economic events. The Fund emphasizes investments  in  common  stocks  of  foreign  companies.  They  include  foreign companies  that are  domiciled  outside  the  United  States or that have  their primary  operations  outside the U.S.

Small-Cap Stock  Investments.  Small-cap growth companies may include  companies that are developing  new products or services,  that have  relatively  favorable prospects,  or that are  expanding  into new and  growing  markets.  While  they include  established  companies  that are  entering  a growth  cycle,  they also include newer companies.

Growth  companies may be providing new products or services that can enable them to capture a dominant or important market position. They may have a special area of  expertise or the  capability  to take  advantage  of changes in  demographic factors in a more profitable way than larger, more established companies.

Newer  growth  companies  tend to  retain  a large  part of their  earnings  for research,  development or investment in capital assets.  Therefore,  they do not tend to emphasize paying dividends, and may not pay any dividends for some time.
They are  selected  for the Fund's  portfolio  because the Manager  believes the price of the stock will increase over the long term.

Cyclical  Opportunities.  The Fund might try to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes, if the Manager believes they have growth potential.  For example,  when the economy is expanding,  companies in the consumer  durables and technology  sectors might benefit and present long-term growth  opportunities.  Other cyclical  industries include  insurance  and forest  products.  The Fund might seek to take  tactical advantage of short-term market movements or events affecting  particular issuers or industries.  There is the risk that those  securities can lose value when the issuer or industry is out of phase in the business cycle.

Industry  and  Regional  Focus.  At times,  the Fund may  increase  the relative emphasis of its  investments  in a  particular  industry or region of the world.
Stocks of  issuers in a  particular  industry  or region  might be  affected  by changes  in  economic  conditions  or  by  changes  in  government  regulations, availability  of basic  resources or supplies,  or other events that affect that industry  or region  more than  others.  If the Fund has a greater  emphasis  on investments in a particular industry, its share values may fluctuate in response to events affecting that industry or that region.

CAN THE FUND'S  INVESTMENT  OBJECTIVE AND POLICIES  CHANGE?  The Fund's Board of
Trustees can change  non-fundamental  investment  policies  without  shareholder approval,  although  significant changes will be described in amendments to this
Prospectus.  Shareholders  will receive 60 days advance  notice of any change in the 80% investment requirement for small cap issuers (but not to a change in the capitalization parameter used to define small cap issuers), described under What
Does The Fund Mainly Invest In?  Fundamental  policies cannot be changed without the approval of a majority of the Fund's  outstanding  voting shares. The Fund's investment objective is a fundamental policy. Other investment restrictions that are fundamental policies are listed in the Statement of Additional  Information.
An investment policy is not fundamental  unless this Prospectus or the Statement of Additional Information says that it is.

OTHER INVESTMENT  STRATEGIES.  To seek its objective,  the Fund can also use the investment  techniques and strategies described below. The Fund might not always use all of them. These techniques have risks, although some are designed to help reduce overall investment or market risks.

Other Equity Securities. While the Fund emphasizes investments in common stocks, it can also buy preferred  stocks and securities  convertible into common stock.
The Manager  considers some  convertible  securities to be "equity  equivalents"
because of the conversion  feature and in that case their credit rating has less impact on the  investment  decision  than in the case of other debt  securities.
Nevertheless, convertible securities are subject to both "credit risk" (the risk that the issuer will not pay interest or repay principal in a timely manner) and
"interest  rate  risk"  (the risk  that the  prices  of the  securities  will be affected  inversely by changes in prevailing  interest rates).  If the Fund buys convertible  securities (or other debt  securities)  it will focus  primarily on investment-grade  securities,  which pose less credit risk than lower-grade debt securities.

Investing  in  Special  Situations.  At times  the  Fund  might  use  aggressive investment  techniques,  seeking to  benefit  from what the  portfolio  managers perceive to be special  situations.  Those include mergers,  reorganizations  or other unusual events expected to affect a particular issuer. However, there is a risk that the  expected  change or event might not occur,  which could cause the price of the security to fall.

Investing  in  Small,  Unseasoned  Companies.  The Fund  can  invest  in  small, unseasoned companies.  These are companies that have been in operation less than three years, including the operations of any predecessors.  These securities may have limited liquidity and their prices may be very volatile.

Domestic Securities. Under normal market conditions, the Fund does not expect to invest more than 10% of its assets in securities of U.S.  issuers.  However,  it can hold common and  preferred  stocks of U.S.  companies  as well as their debt securities.

Illiquid and Restricted Securities.  Investments may be illiquid because they do not have an active trading market,  making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual  restriction on its resale or which cannot be sold publicly until it is registered  under the  Securities  Act of 1933. The Fund will not invest more than 10% of its net assets in illiquid or restricted  securities.  The Board can increase that limit to 15%. Certain restricted  securities that are eligible for resale to qualified  institutional  purchasers may not be subject to that limit.
The Manager  monitors  holdings of illiquid  securities  on an ongoing  basis to determine whether to sell any holdings to maintain adequate liquidity.

Derivative  Investments.  The Fund can invest in a number of different  kinds of
"derivative"  investments.  In general  terms,  a  derivative  investment  is an investment  contract whose value depends on (or is derived from) the value of an underlying asset,  interest rate or index. Options,  futures contracts,  forward contracts and other hedging  instruments  are examples of  derivatives  the Fund might use. In  addition to using  derivatives  for  hedging,  the Fund might use other  derivative  investments  because they offer the  potential  for increased value, although it does not do so currently to a significant degree.

Derivatives have risks. If the issuer of the derivative  investment does not pay the  amount  due,  the Fund can lose  money on the  investment.  The  underlying security  or  investment  on which a  derivative  is based,  and the  derivative itself,  might not perform  the way the  Manager  expected it to. As a result of these risks the Fund could realize less  principal or income from the investment than expected or its hedge might be unsuccessful. Certain derivative investments held by the Fund may be illiquid.

Hedging. The Fund can buy and sell futures contracts,  put and call options, and forward contracts.  These are all referred to as "hedging instruments." The Fund does not use  hedging  for  speculative  purposes.  It has  limits on its use of hedging. The Fund is not required to use hedging instruments in seeking its goal and currently does not use them to a significant  degree.  Forward contracts may be  used  to try  to  manage  foreign  currency  risks  on  the  Fund's  foreign investments.

There are also special risks in particular hedging  strategies.  Options trading involves the payment of premiums and has special tax effects on the Fund. If the
Manager uses a hedging  instrument at the wrong time or judges market conditions incorrectly,  the strategy could reduce the Fund's  return.  The Fund could also experience  losses if the price of its futures and  options  positions  were not correlated  with its other  investments  or if it could not close out a position because of an illiquid market.

Portfolio  Turnover.  The Fund's investment process may cause the Fund to engage in active and frequent  trading.  Therefore,  the Fund may engage in  short-term trading  while trying to achieve its  objective.  Increased  portfolio  turnover creates  higher  brokerage  and  transaction  costs for the Fund (and may reduce performance).  If the Fund  realizes  capital  gains when it sells its portfolio investments,  it must generally pay those gains out to shareholders,  increasing their taxable  distributions.  The Financial Highlights table at the end of this
Prospectus shows the Fund's portfolio turnover rates during prior fiscal years.

Temporary  Defensive  and Interim  Investments.  In times of unstable or adverse market or economic  conditions,  the Fund can invest up to 100% of its assets in
temporary  defensive   investments.   Generally  they  would  be  cash  or  cash
equivalents,  such as U.S.  Treasury Bills and other short-term U.S.  government obligations  or  high-grade  commercial  paper.  To the extent the Fund  invests defensively in these securities, it might not achieve its investment objective.

How the Fund is Managed

THE  MANAGER.  The  Manager  chooses  the Fund's  investments  and  handles  its day-to-day business. The Manager carries out its duties, subject to the policies established  by the  Fund's  Board of  Trustees,  under an  investment  advisory agreement  that states the Manager's  responsibilities.  The agreement  sets the fees the Fund pays to the Manager and  describes  the expenses  that the Fund is responsible to pay to conduct its business.

     The Manager has been an investment  advisor since 1960. The Manager and its subsidiaries and controlled  affiliates managed more than $155 billion in assets as of September 30, 2004,  including  other  Oppenheimer  funds with more than 7 million  shareholder  accounts.  The  Manager is located at Two World  Financial
Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Portfolio  Management.  The portfolio  manager of the Fund is Rohit Sah. Mr. Sah has primarily responsible for the day-to-day management of the Fund's portfolio, since January 1, 2004 as the Fund's Vice  President and portfolio  manager,  and prior to that,  since December 22, 2000, as coordinator of the Fund's  portfolio management team. He is a Vice President of the Manager who joined the Manager in
June 1996.

Advisory  Fees.  Under  the  investment  advisory  agreement,  the Fund pays the
Manager an advisory fee at an annual rate that declines on additional  assets as the Fund grows:  0.80% of the first $250 million of average annual net assets of the Fund, 0.77% of the next $250 million,  0.75% of the next $500 million, 0.69%
of the next $1 billion  and 0.67% of  average  annual net assets in excess of $2 billion. The Fund's management fee for the fiscal year ended August 31, 2004 was
0.80% of average annual net assets for each class of shares.

PENDING  LITIGATION.  Six law suits have been filed as putative  derivative  and class actions against the Fund's  investment  Manager,  Distributor and Transfer
Agent,  some of the  Oppenheimer  funds,  including  the Fund,  and Directors or
Trustees of some of those funds. The complaints  allege that the Manager charged excessive fees for distribution  and other costs,  improperly used assets of the funds  in the form of  directed  brokerage  commissions  and  12b-1  fees to pay brokers to promote sales of Oppenheimer  funds, and failed to properly  disclose the use of fund assets to make those  payments in  violation  of the  Investment
Company Act and the  Investment  Advisers Act of 1940.  The  complaints  further allege that by permitting and/or  participating in those actions,  the defendant
Directors  breached  their  fiduciary  duties  to fund  shareholders  under  the
Investment  Company Act and at common law.  Those law suits were filed on August
31, 2004,  September 3, 2004,  September 14, 2004, September 14, 2004, September
21, 2004 and September 22, 2004,  respectively,  in the U. S. District Court for the Southern District of New York. The complaints seek unspecified  compensatory and punitive damages,  rescission of the funds' investment advisory  agreements, an accounting of all fees paid,  and an award of attorneys'  fees and litigation expenses.

     The Manager and the  Distributor  believe the claims  asserted in these law suits to be  without  merit,  and  intend to defend  the suits  vigorously.  The
Manager and the  Distributor do not believe that the pending  actions are likely to have a  material  adverse  effect on the Fund or on their  ability to perform their respective investment advisory or distribution agreements with the Fund.

ABOUT your account

How to Buy Shares

You can buy shares  several ways, as described  below.  The Fund's  Distributor,
OppenheimerFunds  Distributor,  Inc.,  may  appoint  servicing  agents to accept purchase (and redemption) orders. The Distributor,  in its sole discretion,  may reject any purchase order for the Fund's shares.

Buying Shares Through Your Dealer. You can buy shares through any dealer, broker or financial  institution that has a sales agreement with the Distributor.  Your dealer will place your order with the  Distributor  on your behalf.  A broker or dealer may charge for that service.

Buying Shares Through the Distributor.  Complete an OppenheimerFunds New Account
Application and return it with a check payable to "OppenheimerFunds Distributor,
Inc." Mail it to P.O.  Box 5270,  Denver,  Colorado  80217.  If you don't list a dealer on the application,  the Distributor will act as your agent in buying the shares.  However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is  appropriate  for you.

o Paying by Federal Funds Wire.  Shares purchased through the Distributor may be paid for by Federal Funds wire. The minimum investment is $2,500. Before sending a wire, call the  Distributor's  Wire Department at 1.800.225.5677 to notify the
Distributor of the wire and to receive further instructions.

o Buying Shares Through OppenheimerFunds  AccountLink. With AccountLink, you pay
for shares by electronic  funds  transfers  from your bank  account.  Shares are purchased for your account by a transfer of money from your bank account through the Automated  Clearing House (ACH) system.  You can provide those  instructions automatically,  under an Asset Builder Plan,  described  below,  or by telephone instructions  using  OppenheimerFunds  PhoneLink,  also described below.  Please refer to "AccountLink," below for more details.

o Buying Shares Through Asset Builder Plans. You may purchase shares of the Fund automatically  each  month  from  your  account  at a bank  or  other  financial institution  under an Asset  Builder Plan with  AccountLink.  Details are in the
Asset Builder Application and the Statement of Additional Information.

WHAT IS THE MINIMUM  AMOUNT YOU MUST  INVEST?  In most  cases,  you can buy Fund shares  with  a  minimum  initial  investment  of  $1,000  and  make  additional investments  at any time  with as  little as $50.  There  are  reduced  minimums available under the following special investment plans:

o If you  establish  one of the many  types of  retirement  plan  accounts  that
OppenheimerFunds  offers,  more fully  described  below under "Special  Investor
Services," you can start your account with as little as $500.

o By using an Asset Builder Plan or Automatic  Exchange Plan (details are in the
Statement of Additional Information), or government allotment plan, you can make subsequent  investments  (after  making the initial  investment  of $500) for as little as $50.  For any type of  account  established  under one of these  plans prior to November 1, 2002, the minimum additional investment will remain $25.

o The minimum  investment  requirement  does not apply to reinvesting  dividends from  the  Fund or  other  Oppenheimer  funds  (a list  of them  appears  in the
Statement  of  Additional  Information,  or you can ask your  dealer or call the
Transfer Agent), or reinvesting  distributions  from unit investment trusts that have made arrangements with the Distributor.

AT WHAT PRICE ARE SHARES SOLD?  Shares are sold at their offering price which is the net asset value per share plus any initial  sales charge that  applies.  The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the Distributor receives the purchase order at its offices in Colorado,  or after any agent  appointed by the
Distributor  receives the order.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of The New York Stock Exchange ("the Exchange"), on each day the
Exchange  is open for  trading  (referred  to in this  Prospectus  as a "regular business day"). The Exchange normally closes at 4:00 P.M., Eastern time, but may close  earlier on some days.  All  references  to time in this  Prospectus  mean
"Eastern time."

The net asset value per share for a class of shares on a "regular  business day"
is  determined  by dividing the value of the Fund's net assets  attributable  to that  class by the number of shares of that class  outstanding  on that day.  To determine net asset values, the Fund assets are valued primarily on the basis of current market quotations.  If market quotations are not readily available or do not accurately reflect fair value for a security (in the Manager's  judgment) or if a security's value has been materially affected by events occurring after the close of the  exchange or market on which the  security is  principally  traded, that  security  may be  valued by  another  method  that the  Board of  Trustees believes  accurately  reflects the fair value.  Because some foreign  securities trade in markets and on exchanges  that  operate on weekends and U.S.  holidays, the values of some of the  Fund's  foreign  investments  may change on days when investors cannot buy or redeem Fund shares.

The Board has adopted  valuation  procedures  for the Fund and has delegated the day-to-day  responsibility  for  fair  value  determinations  to  the  Manager's
Valuation  Committee.  Fair value  determinations  by the Manager are subject to review,  approval and  ratification  by the Board at its next scheduled  meeting after the fair valuations are determined.  In determining whether current market prices are readily available and reliable,  the Manager monitors the information it receives in the ordinary course of its investment management responsibilities for  significant  events  that it  believes in good faith will affect the market prices of the  securities of issuers held by the Fund.  Those may include events affecting  specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting  securities markets (for  example,  a foreign  securities  market  closes early because of a natural disaster).

If, after the close of the principal market on which a security held by the Fund is traded  and  before  the time as of which the  Fund's  net asset  values  are calculated  that day, a significant  event occurs that the Manager learns of and believes in the  exercise of its  judgment  will cause a material  change in the value of that  security  from the closing price of the security on the principal market  on which it is  traded,  the  Manager  will  use its  best  judgment  to determine a fair value for that security.

The  Manager  believes  that  foreign  securities  values  may  be  affected  by volatility  that  occurs in U.S.  markets  on a  trading  day after the close of foreign securities markets.  The Manager's fair valuation  procedures  therefore include a procedure  whereby foreign  securities  prices may be "fair valued" to take those factors into account.

The Offering  Price. To receive the offering price for a particular day, in most cases the  Distributor  or its  designated  agent must receive your order by the time the  Exchange  closes that day. If your order is received on a day when the
Exchange  is closed or after it has  closed,  the order  will  receive  the next offering price that is determined after your order is received.

Buying Through a Dealer.  If you buy shares  through a dealer,  your dealer must receive  the  order  by  the  close  of  the  Exchange  and  transmit  it to the
Distributor so that it is received before the Distributor's close of business on a regular  business  day  (normally  5:00 P.M.) to receive  that day's  offering
price,   unless  your  dealer  has  made  alternative   arrangements   with  the
Distributor.  Otherwise,  the order will receive the next offering price that is determined.

WHAT  CLASSES OF SHARES DOES THE FUND  OFFER?  The Fund  offers  investors  four
different  classes  of  shares.   The  different  classes  of  shares  represent
investments in the same portfolio of securities,  but the classes are subject to different  expenses and will likely have  different  share prices.  When you buy shares,  be sure to specify  the class of shares.  If you do not choose a class, your investment will be made in Class A shares.

Class A Shares.  If you buy Class A shares,  you pay an initial sales charge (on investments up to $1 million for regular  accounts or lesser amounts for certain retirement  plans).  The amount of that sales charge will vary  depending on the amount you invest. The sales charge rates are listed in "How Can You Buy Class A
Shares?" below.

Class B Shares.  If you buy Class B shares,  you pay no sales charge at the time of purchase,  but you will pay an annual  asset-based  sales charge. If you sell your shares  within 6 years of buying them,  you will  normally pay a contingent deferred sales charge. That contingent deferred sales charge varies depending on how long you own your shares,  as described in "How Can You Buy Class B Shares?"
below.

Class C Shares.  If you buy Class C shares,  you pay no sales charge at the time of purchase,  but you will pay an annual  asset-based  sales charge. If you sell your shares within 12 months of buying them,  you will normally pay a contingent deferred sales charge of 1.0%, as described in "How Can You Buy Class C Shares?"
below.

Class N  Shares.  If you buy  Class N shares  (available  only  through  certain retirement plans), you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 18 months of the  retirement  plan's  first  purchase  of  Class N  shares,  you may pay a contingent deferred sales charge of 1.0%, as described in "How Can You Buy Class
N Shares?" below.

WHICH  CLASS OF SHARES  SHOULD YOU  CHOOSE?  Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your  investment.  If your  goals  and  objectives change  over  time  and you  plan to  purchase  additional  shares,  you  should re-evaluate those factors to see if you should consider another class of shares.
The Fund's operating costs that apply to a class of shares and the effect of the different  types of sales charges on your  investment  will vary your investment results over time.

     The  discussion  below  is  not  intended  to  be  investment  advice  or a recommendation,  because each investor's financial considerations are different.
The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. Of course,  these examples are based on  approximations  of the effects of current  sales  charges and expenses projected over time, and do not detail all of the  considerations in selecting a class of shares.  You should analyze your options  carefully with your financial advisor before making that choice.

How Long Do You  Expect to Hold Your  Investment?  While  future  financial needs cannot be predicted  with  certainty,  knowing how long you expect to hold your investment  will assist you in selecting the  appropriate  class of shares.
Because of the effect of class-based  expenses,  your choice will also depend on how much you plan to invest.  For example,  the reduced sales charges  available for larger  purchases  of Class A shares  may,  over time,  offset the effect of paying an initial sales charge on your  investment,  compared to the effect over time of higher  class-based  expenses  on shares of Class B, Class C or Class N.
For  retirement  plans that qualify to purchase  Class N shares,  Class N shares will generally be more advantageous than Class B and Class C shares.

o  Investing  for the  Shorter  Term.  While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, you plan to hold your  shares for not more than six  years),  you should most likely invest in Class A or Class C shares rather than Class B shares.  That is because of the  effect of the Class B  contingent  deferred  sales  charge if you redeem within six years, as well as the effect of the Class B asset-based  sales charge on the investment return for that class in the short-term.  Class C shares might be the  appropriate  choice  (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares,  and the  contingent deferred  sales charge does not apply to amounts you sell after holding them one year.

However,  if you plan to invest more than $100,000 for the shorter term, then as your investment  horizon increases toward six years, Class C shares might not be as advantageous as Class A shares.  That is because the annual asset-based sales charge on Class C shares  will have a greater  impact on your  account  over the longer  term than the  reduced  front-end  sales  charge  available  for  larger purchases of Class A shares.

If you invest $1 million or more,  in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor  normally will not accept purchase orders of $100,000 or more of Class B shares  or $1  million  or more of Class C shares  from a single investor.  Dealers or other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with those limits.

o Investing for the Longer Term. If you are investing less than $100,000 for the longer-term,  for  example for  retirement,  and do not expect to need access to your money for seven years or more, Class B shares may be appropriate.

Are There  Differences  in Account  Features  That Matter to You?  Some  account features  may not be  available  to Class B,  Class C and Class N  shareholders.
Other  features  may not be advisable  (because of the effect of the  contingent deferred sales charge) for Class B, Class C and Class N shareholders. Therefore, you should carefully  review how you plan to use your investment  account before deciding which class of shares to buy.

Additionally, the dividends payable to Class B, Class C and Class N shareholders will be reduced by the  additional  expenses borne by those classes that are not borne by Class A shares,  such as the Class B,  Class C and Class N  asset-based sales charge described below and in the Statement of Additional Information.

How Do Share Classes  Affect  Payments to Your Broker?  A financial  advisor may receive different  compensation for selling one class of shares than for selling another  class.  It is important  to remember  that Class B, Class C and Class N contingent  deferred sales charges and  asset-based  sales charges have the same purpose as the front-end sales charge on sales of Class A shares:  to compensate the  Distributor  for  concessions and expenses it pays to dealers and financial institutions for selling shares. The Distributor may pay additional compensation from its own resources to  securities  dealers or financial  institutions  based upon  the  value  of  shares  of the  Fund  owned  by the  dealer  or  financial institution for its own account or for its customers.

HOW CAN YOU BUY CLASS A SHARES? Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases,  described  below,  purchases are not subject to an initial sales charge, and the  offering  price will be the net asset value.  In other  cases,  reduced sales  charges may be  available,  as  described  below or in the  Statement  of
Additional Information.  Out of the amount you invest, the Fund receives the net asset value to invest for your account.

     The sales charge varies depending on the amount of your purchase. A portion of the sales  charge may be retained by the  Distributor  or  allocated  to your dealer as a concession. The Distributor reserves the right to reallow the entire concession to dealers.  The current sales charge rates and  concessions  paid to dealers and brokers are as follows:

  Amount of Purchase             Front-End Sales          Front-End Sales           Concession As a

                                 Charge As a              Charge As a
                                 Percentage of            Percentage of Net         Percentage of
                                 Offering Price           Amount Invested           Offering Price

  Less than $25,000                5.75%                    6.10%                     4.75%

  $25,000 or more but less than    5.50%                    5.82%                     4.75%
  $50,000

  $50,000 or more but less than    4.75%                    4.99%                     4.00%
  $100,000

  $100,000 or more but less than   3.75%                    3.90%                     3.00%
  $250,000

  $250,000 or more but less than   2.50%                    2.56%                     2.00%
  $500,000

  $500,000 or more but less
   than $1 million                 2.00%                    2.04%                     1.60%

SPECIAL SALES CHARGE  ARRANGEMENTS  AND WAIVERS.  Appendix B to the Statement of
Additional  Information  details the  conditions for the waiver of sales charges that apply in certain  cases,  and the special  sales charge rates that apply to purchases of shares of the Fund by certain groups, or under specified retirement plan arrangements or in other special types of transactions. To receive a waiver or special sales charge rate, you must advise the  Distributor  when  purchasing shares or the  Transfer  Agent when  redeeming  shares that a special  condition applies.

Can You Reduce Class A Sales Charges? You and your spouse may be eligible to buy
Class A shares of the Fund at reduced  sales charge rates set forth in the table above under the Fund's "Right of Accumulation" or a "Letter of Intent." The Fund
reserves the right to modify or to cease offering these programs at any time.

o Right of Accumulation.  To reduce the Class A front-end sales charge under the rates in the table  above  that  apply to larger  purchases,  you can add to the amount of your current purchase the value of investments currently being made by you and your spouse (or  previously  made by you and your spouse and still held)
in Class A and Class B shares of the Fund and other Oppenheimer funds (a list is in the  Statement  of  Additional  Information  under  "How to Buy  Shares - The
Oppenheimer  Funds").  You may not include Class A shares of  Oppenheimer  Money
Market Fund, Inc. or Oppenheimer  Cash Reserves on which you did not pay a sales charge for this purpose. In totaling your holdings, you may count shares held in your individual  accounts (including IRAs and 403(b) plans), your joint accounts with your spouse,  or accounts you or your spouse hold as trustees or custodians on behalf of your  children  who are minors.  A  fiduciary  can count all shares purchased for a trust,  estate or other fiduciary  account  (including  employee benefit plans for the same employer) that has multiple accounts.  To qualify for this Right of Accumulation,  if you are buying shares directly from the Fund you must inform the Fund's  Distributor of your eligibility and holdings at the time of your purchase.  If you are buying shares through your financial  intermediary you  must  notify  your  intermediary  of your  eligibility  for  this  Right of
Accumulation at the time of your purchase.

To  count  shares  of  eligible  Oppenheimer  funds  held in  accounts  at other intermediaries under this Right of Accumulation, you may be requested to provide the  Distributor  or your  current  intermediary  (depending  on the way you are buying  your  shares) a copy of each  account  statement  showing  your  current holdings of the Fund or other eligible  Oppenheimer funds,  including statements for  accounts  held by you and your  spouse or in  retirement  plans or trust or custodial  accounts for minor children as described  above.  The  Distributor or intermediary  through  which you are buying shares will combine the value of all your eligible  Oppenheimer fund accounts based on the current offering price per share to determine what Class A sales charge  breakpoints you may qualify for on your current purchase.

o Letters of Intent.  You may also reduce the Class A front-end  sales charge on current  purchases  of shares of the Fund under the rates in the table  above by submitting  a Letter  of  Intent  to the  Distributor.  A Letter  of Intent is a
written statement of your intention to purchase Class A and/or Class B shares of the Fund (and other Oppenheimer funds except Class A shares of Oppenheimer Money
Market Fund and  Oppenheimer  Cash Reserves) over a 13-month  period.  The total amount of your intended  purchases of Class A and Class B shares will  determine the  reduced  sales  charge  rate that will  apply to Class A shares of the Fund purchased  during  that  period.  You can include  purchases  made up to 90 days before the date of the Letter.  Submitting  a Letter of Intent does not obligate you to purchase the specified amount of shares.  You can also apply the Right of
Accumulation to these purchases.

If you do not complete the Letter of Intent, the front-end sales charge you paid on your purchases will be recalculated to reflect the actual value of shares you purchased. A certain portion of your shares will be held in escrow by the Fund's
Transfer Agent for this purpose. Please refer to "How to Buy Shares - Letters of
Intent" in the Fund's  Statement of  Additional  Information  for more  complete information.

Other  Special  Sales  Charge  Arrangements  and  Waivers.   The  Fund  and  the
Distributor  offer other  opportunities to purchase shares without  front-end or contingent  deferred sales charges under the programs  described below. The Fund reserves the right to amend or  discontinue  these  programs at any time without prior notice.

o Dividend  Reinvestment.  Dividends and/or capital gains distributions received by a shareholder from the Fund may be reinvested in shares of the Fund or any of the other  Oppenheimer  funds without  sales charge,  at the net asset value per share in effect on the  payable  date.  You must  notify the  Transfer  Agent in writing  to elect  this  option  and must have an  existing  account in the fund selected for reinvestment.

o Exchanges of Shares. Shares of the Fund may be exchanged for shares of certain other  Oppenheimer  funds at net asset value per share at the time of  exchange, without  sales  charge,  and shares of the Fund can be  purchased by exchange of shares of certain  other  Oppenheimer  funds on the same basis.  Please refer to
"How to Exchange  Shares" in this  Prospectus and in the Statement of Additional
Information for more details,  including a discussion of  circumstances in which sales charges may apply on exchanges.

o Reinvestment  Privilege.  Within six months of a redemption of certain Class A and Class B shares, the proceeds may be reinvested in Class A shares of the Fund without sales charge.  This  privilege  applies to redemptions of Class A shares that were  subject to an initial  sales charge or Class A or Class B shares that were subject to a contingent  deferred sales charge when redeemed.  The investor must ask the Transfer Agent for that privilege at the time of  reinvestment  and must identify the account from which the redemption was made.

o Other  Special  Reductions  and Waivers.  The Fund and the  Distributor  offer additional  arrangements  to reduce or eliminate  front-end  sales charges or to waive  contingent  deferred sales charges for certain types of transactions  and for certain  classes of  investors  (primarily  retirement  plans that  purchase shares in special  programs  through the  Distributor).  These are  described in greater detail in Appendix B to the Statement of Additional  Information,  which is also available on the OppenheimerFunds  website, at  www.oppenheimerfunds.com
(under the hyperlinks "Access Accounts and Services - Investor Service Center").
To receive a waiver or special  sales  charge  rate under  these  programs,  the purchaser must notify the Distributor (or other financial  intermediary  through which shares are being purchased) at the time of purchase or notify the Transfer
Agent  with at the time of  redeeming  shares  for those  waivers  that apply to contingent deferred sales charges.

o Purchases by Certain  Retirement  Plans.  There is no initial  sales charge on purchases  of Class A shares of the Fund by (1)  retirement  plans that have $10 million or more in plan assets and that have  entered  into a special  agreement with the Distributor  and by (2) retirement  plans that are part of a retirement plan product or platform offered by banks,  broker-dealers,  financial advisors, insurance companies or record-keepers that have entered into a special agreement with the Distributor for this purpose. The Distributor currently pays dealers of record  concessions in an amount equal to 0.25% of the purchase price of Class A shares by those  retirement  plans from its own  resources  at the time of sale, subject to certain  exceptions  described in "Retirement Plans" in the Statement of Additional  Information.  No contingent deferred sales charge is charged upon the redemption of such shares.

Class A Contingent  Deferred  Sales Charge.  There is no initial sales charge on purchases  of  Class  A  shares  of any one or  more  of the  Oppenheimer  funds aggregating  $1 million or more,  or on  purchases  of Class A shares by certain retirement  plans that  satisfied  certain  requirements  prior to March 1, 2001
("grandfathered  retirement  accounts").  However,  those  Class A shares may be subject to a Class A contingent  deferred  sales  charge,  as  described  below.
Retirement  plans holding shares of Oppenheimer  funds in an omnibus  account(s)
for the benefit of plan  participants  in the name of a fiduciary  or  financial intermediary  (other than  OppenheimerFunds-sponsored  Single DB Plus plans) are not  permitted  to make  initial  purchases  of  Class  A  shares  subject  to a contingent deferred sales charge.

The Distributor pays dealers of record concessions in an amount equal to 1.0% of purchases of $1 million or more other than purchases by grandfathered retirement accounts. For grandfathered  retirement accounts, the concession is 0.75% of the first  $2.5  million of  purchases  plus  0.25% of  purchases  in excess of $2.5 million.  In either case, the concession will not be paid on purchases of shares by exchange or that were  previously  subject to a  front-end  sales  charge and dealer concession.

If you redeem any of those shares within an 18-month  "holding  period" measured from  the  beginning  of the  calendar  month of their  purchase,  a  contingent deferred  sales charge  (called the "Class A contingent  deferred sales charge")
may be deducted from the redemption proceeds. That sales charge will be equal to
1.0% of the lesser of:

o the aggregate net asset value of the redeemed shares at the time of redemption
(excluding  shares  purchased  by  reinvestment  of  dividends  or capital  gain distributions) or

o the original net asset value of the redeemed shares.

The Class A  contingent  deferred  sales  charge  will not exceed the  aggregate amount of the concessions  the Distributor  paid to your dealer on all purchases of Class A shares of all  Oppenheimer  funds you made that were  subject  to the
Class A contingent deferred sales charge.

HOW CAN YOU BUY CLASS B SHARES?  Class B shares are sold at net asset  value per share without an initial sales charge.  However,  if Class B shares are redeemed within six years from the beginning of the calendar month of their  purchase,  a contingent deferred sales charge will be deducted from the redemption  proceeds.
The  Class  B  contingent  deferred  sales  charge  is paid  to  compensate  the
Distributor for its expenses of providing  distribution-related  services to the
Fund in connection with the sale of Class B shares.

     The amount of the  contingent  deferred  sales  charge  will  depend on the number  of years  since you  invested  and the  dollar  amount  being  redeemed, according to the following  schedule for the Class B contingent  deferred  sales charge holding period:

Years Since Beginning of Month in Which Purchase Order      Contingent Deferred Sales Charge on Redemptions in
was Accepted                                                That Year (As % of Amount Subject to Charge)

----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------
0 - 1                                                       5.0%
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------
1 - 2                                                       4.0%
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------
2 - 3                                                       3.0%
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------
3 - 4                                                       3.0%
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------
4 - 5                                                       2.0%
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------
5 - 6                                                       1.0%
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------
More than 6                                                 None
----------------------------------------------------------- --------------------------------------------------------

In the table, a "year" is a 12-month period. In applying the contingent deferred sales  charge,  all  purchases  are  considered  to have  been made on the first regular business day of the month in which the purchase was made.

Automatic Conversion of Class B Shares. Class B shares automatically  convert to
Class A shares 72 months  after  you  purchase  them.  This  conversion  feature relieves Class B shareholders  of the  asset-based  sales charge that applies to
Class B shares under the Class B Distribution and Service Plan, described below.
The conversion is based on the relative net asset value of the two classes,  and no sales load or other charge is imposed.  When any Class B shares that you hold convert,  any other Class B shares that were acquired by  reinvesting  dividends and  distributions  on the converted shares will also convert to Class A shares.
For further information on the conversion feature and its tax implications,  see
"Class B Conversion" in the Statement of Additional Information.

How Can you Buy Class C Shares?  Class C shares are sold at net asset  value per share without an initial sales charge.  However,  if Class C shares are redeemed within a holding period of 12 months from the beginning of the calendar month of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. The Class C contingent deferred sales charge is paid to compensate the  Distributor  for its expenses of providing  distribution-related services to the Fund in connection with the sale of Class C shares.

HOW  CAN YOU BUY  CLASS  N  SHARES?  Class N  shares  are  offered  for  sale to retirement  plans  (including  IRAs and 403(b) plans) that purchase  $500,000 or more of Class N shares of one or more  Oppenheimer  funds or to group retirement plans (which do not include IRAs and 403(b)  plans) that have assets of $500,000 or more or 100 or more  eligible  participants.  See  "Availability  of  Class N shares" in the Statement of Additional Information for other circumstances where
Class N shares are available for purchase.

     Class N shares are sold at net asset value without an initial sales charge.
A contingent  deferred  sales charge of 1.0% will be imposed upon the redemption of Class N shares, if:

o The group  retirement  plan is terminated or Class N shares of all Oppenheimer funds are terminated as an investment  option of the plan and Class N shares are redeemed  within 18 months after the plan's first  purchase of Class N shares of any Oppenheimer fund, or

o With respect to an IRA or 403(b) plan,  Class N shares are redeemed  within 18 months of the plan's first purchase of Class N shares of any Oppenheimer fund.

     Retirement  plans  that offer  Class N shares  may  impose  charges on plan participant  accounts.  The  procedures  for  buying,  selling,  exchanging  and transferring  the  Fund's  other  classes of shares  (other  than the time those orders must be received by the  Distributor  or Transfer  Agent in Colorado) and
the special account features  applicable to purchasers of those other classes of shares  described  elsewhere in this  Prospectus  do not apply to Class N shares offered  through a group  retirement  plan.  Instructions  for buying,  selling, exchanging or  transferring  Class N shares offered  through a group  retirement plan must be submitted by the plan, not by plan  participants  for whose benefit the shares are held.

DISTRIBUTION AND SERVICE (12b-1) PLANS.

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares.  It reimburses the  Distributor  for a portion of its costs incurred for services  provided to accounts that hold Class A shares.  Reimbursement  is made quarterly  at an annual rate of up to 0.25% of the average  annual net assets of
Class A shares of the Fund. The Distributor  currently uses all of those fees to pay dealers,  brokers,  banks and other  financial  institutions  quarterly  for providing  personal  service and maintenance of accounts of their customers that hold  Class A  shares.  With  respect  to  Class A shares  subject  to a Class A contingent deferred sales charge purchased by grandfathered retirement accounts, the  Distributor  pays the 0.25% service fee to dealers in advance for the first year after the shares are sold by the dealer. The Distributor  retains the first year's  service  fee paid by the  Fund.  After  the  shares  have  been  held by grandfathered  retirement  accounts for a year, the Distributor pays the service fee to dealers on a quarterly basis. Distribution and Service Plans for Class B,
Class C and Class N Shares. The Fund has adopted

Distribution  and  Service  Plans for Class B, Class C and Class N shares to pay the Distributor for its services and costs in distributing  Class B, Class C and
Class N shares  and  servicing  accounts.  Under  the  plans,  the Fund pays the
Distributor an annual  asset-based  sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares.  The Distributor also receives a service fee of 0.25% per year under the Class B, Class C and Class N plans.

The  asset-based  sales  charge and service  fees  increase  Class B and Class C expenses  by 1.0% and  increase  Class N expenses by 0.50% of the net assets per year of the  respective  class.  Because  these  fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

The  Distributor  uses the service  fees to  compensate  dealers  for  providing personal services for accounts that hold Class B, Class C or Class N shares. The
Distributor  normally  pays the 0.25% service fees to dealers in advance for the first year after the shares are sold by the  dealer.  After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.

The Distributor currently pays a sales concession of 3.75% of the purchase price of  Class B  shares  to  dealers  from  its own  resources  at the time of sale.
Including  the  advance  of the  service  fee,  the  total  amount  paid  by the
Distributor  to the  dealer at the time of sale of Class B shares  is  therefore
4.00% of the  purchase  price.  The  Distributor  normally  retains  the Class B asset-based  sales  charge.  See the  Statement of  Additional  Information  for exceptions.

The Distributor currently pays a sales concession of 0.75% of the purchase price of  Class C  shares  to  dealers  from  its own  resources  at the time of sale.
Including  the  advance  of the  service  fee,  the  total  amount  paid  by the
Distributor  to the  dealer at the time of sale of Class C shares  is  therefore
1.0% of the purchase price. The Distributor pays the asset-based sales charge as an ongoing concession to the dealer on Class C shares that have been outstanding for a year or more.  The  Distributor  normally  retains the  asset-based  sales charge on Class C shares  during the first year  after the  purchase  of Class C shares. See the Statement of Additional Information for exceptions.

The Distributor currently pays a sales concession of 0.75% of the purchase price of  Class N  shares  to  dealers  from  its own  resources  at the time of sale.
Including  the  advance  of the  service  fee,  the  total  amount  paid  by the
Distributor  to the  dealer at the time of sale of Class N shares  is  therefore
1.0% of the purchase  price.  The Distributor  normally  retains the asset-based sales charge on Class N shares. See the Statement of Additional  Information for exceptions.

Under certain circumstances,  the Distributor will pay the full Class B, Class C or Class N asset-based  sales charge and the service fee to the dealer beginning in the first year after purchase of such shares in lieu of paying the dealer the sales  concession and the advance of the first year's service fee at the time of
purchase,   if  there  is  a  special  agreement  between  the  dealer  and  the
Distributor.  In those  circumstances,  the sales concession will not be paid to the dealer.

For Class C shares  purchased  through  the  OppenheimerFunds  Recordkeeper  Pro program,  the Distributor  will pay the Class C asset-based  sales charge to the dealer of record in the first year after the  purchase of such shares in lieu of paying the dealer a sales  concession at the time of purchase.  The  Distributor will use the service fee it receives  from the Fund on those shares to reimburse
FASCorp for providing  personal  services to the Class C accounts  holding those shares.

In addition,  the Manager and the Distributor may make  substantial  payments to dealers or other financial intermediaries and service providers for distribution and/or shareholder servicing activities,  out of their own resources,  including the profits from the advisory fees the Manager  receives from the Fund.  Some of these  distribution-related  payments  may  be  made  to  dealers  or  financial intermediaries  for marketing,  promotional or related expenses;  these payments are often referred to as "revenue sharing." In some  circumstances,  those types of payments may create an incentive  for a dealer or financial  intermediary  or its  representatives  to  recommend  or  offer  shares  of  the  Fund  or  other
Oppenheimer  funds to its  customers.  You should ask your  dealer or  financial intermediary for more details about any such payments it receives.

Special Investor Services

ACCOUNTLINK.  You can use our AccountLink feature to link your Fund account with an  account  at a U.S.  bank  or  other  financial  institution.  It  must be an
Automated Clearing House (ACH) member. AccountLink lets you:

o transmit  funds  electronically  to purchase  shares by  telephone  (through a service  representative  or by PhoneLink) or  automatically  under Asset Builder
Plans, or

o have the Transfer  Agent send  redemption  proceeds or transmit  dividends and distributions directly to your bank account.  Please call the Transfer Agent for more information.

     You may  purchase  shares by  telephone  only after your  account  has been established.  To purchase  shares in amounts up to $250,000  through a telephone representative,  call the Distributor at  1.800.225.5677.  The purchase  payment will be debited from your bank account.

     AccountLink  privileges  should be  requested on your  Application  or your dealer's settlement  instructions if you buy your shares through a dealer. After your account is established,  you can request AccountLink  privileges by sending signature-guaranteed  instructions  and  proper  documentation  to the  Transfer
Agent.  AccountLink  privileges  will  apply to each  shareholder  listed in the registration on your account as well as to your dealer  representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change  of  bank  account  information  must  be  made  by  signature-guaranteed instructions  to the  Transfer  Agent  signed  by all  shareholders  who own the account.

PHONELINK.  PhoneLink is the  OppenheimerFunds  automated  telephone system that enables shareholders to perform a number of account  transactions  automatically using a touch-tone  phone.  PhoneLink  may be used on  already-established  Fund accounts after you obtain a Personal Identification Number (PIN), by calling the
PhoneLink number, 1.800.225.5677.

Purchasing  Shares.  You may purchase shares in amounts up to $100,000 by phone, by calling  1.800.225.5677.  You must have established AccountLink privileges to link your bank account with the Fund to pay for these purchases.

Exchanging  Shares.  With the  OppenheimerFunds  Exchange  Privilege,  described below, you can exchange shares  automatically by phone from your Fund account to another  OppenheimerFunds  account you have already  established  by calling the special PhoneLink number.

Selling Shares. You can redeem shares by telephone  automatically by calling the
PhoneLink  number  and  the  Fund  will  send  the  proceeds  directly  to  your
AccountLink  bank  account.  Please  refer to "How to Sell  Shares,"  below  for details.

CAN YOU SUBMIT  TRANSACTION  REQUESTS BY FAX? You may send  requests for certain types of account transactions to the Transfer Agent by fax (telecopier).  Please call 1.800.225.5677 for information about which transactions may be handled this way.  Transaction  requests  submitted  by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

OPPENHEIMERFUNDS INTERNET WEBSITE. You can obtain information about the Fund, as well as your account  balance,  on the  OppenheimerFunds  Internet  website,  at
www.oppenheimerfunds.com.  Additionally,  shareholders  listed  in  the  account registration (and the dealer of record) may request certain account transactions through a special section of that website.  To perform  account  transactions or obtain  account  information  online,  you must  first  obtain a user  I.D.  and password  on  that  website.  If  you do  not  want  to  have  Internet  account transaction  capability  for your  account,  please call the  Transfer  Agent at
1.800.225.5677.  At times,  the website may be  inaccessible  or its transaction features may be unavailable.

AUTOMATIC  WITHDRAWAL AND EXCHANGE PLANS. The Fund has several plans that enable you to sell shares  automatically  or exchange them to another  OppenheimerFunds account on a regular  basis.  Please  call the  Transfer  Agent or  consult  the
Statement of Additional Information for details.

RETIREMENT  PLANS.  You may buy  shares  of the Fund for  your  retirement  plan account.  If you  participate  in a plan  sponsored by your  employer,  the plan trustee  or  administrator  must buy the  shares  for  your  plan  account.  The
Distributor also offers a number of different  retirement plans that individuals and employers can use:

Individual  Retirement  Accounts (IRAs).  These include regular IRAs, Roth IRAs,
SIMPLE IRAs and rollover IRAs.

SEP-IRAs.  These are  Simplified  Employee  Pension Plan IRAs for small business owners  or  self-employed  individuals.

403(b)(7)  Custodial  Plans.  These  are  tax-deferred  plans for  employees  of eligible  tax-exempt  organizations,  such as schools,  hospitals and charitable organizations.

401(k) Plans. These are special retirement plans for businesses.

Pension and  Profit-Sharing  Plans.  These plans are designed for businesses and self-employed individuals.

     Please call the Distributor for OppenheimerFunds retirement plan documents, which include applications and important plan information.

How to Sell Shares

You can sell  (redeem)  some or all of your shares on any regular  business day.
Your shares will be sold at the next net asset value calculated after your order is received in proper form (which means that it must comply with the  procedures described  below) and is accepted by the Transfer Agent.  The Fund lets you sell your shares by writing a letter or by  telephone.  You can also set up Automatic
Withdrawal  Plans to redeem  shares on a regular  basis.  If you have  questions about any of these  procedures,  and especially if you are redeeming shares in a special  situation,  such as due to the death of the owner or from a  retirement plan  account,  please call the Transfer  Agent first,  at  1.800.225.5677,  for assistance.

Redemption  Fee.  The Fund imposes a 2%  redemption  fee on the proceeds of Fund shares that are redeemed  within 30 days of their  purchase.  The fee applies in the case of shares  redeemed in exchange  transactions.  The  redemption  fee is collected  by the  Transfer  Agent and paid to the Fund.  It is intended to help offset the trading,  market impact,  and  administrative  costs  associated with short-term money movements into and out of the Fund, and to help deter excessive short term trading.  The fee is imposed to the extent that Fund shares  redeemed exceed Fund shares that have been held more than 30 days. For shares of the Fund that were acquired by exchange, the holding period is measured from the date the shares were acquired in the exchange  transaction.  Shares held the longest will be redeemed first.

The redemption fee is not imposed on shares:

o held in omnibus accounts of a financial intermediary,  such as a broker-dealer or a retirement plan fiduciary  (however,  shares held in retirement  plans that are not in  omnibus  accounts,  Oppenheimer-sponsored  retirement  plans such as
IRAs, and 403(b)(7)  plans are subject to the fee), if those  institutions  have not  implemented  the system  changes  necessary to be capable of processing the redemption fee;

o held by investors in certain asset  allocation  programs that offer  automatic re-balancing  or  wrap-fee  or  similar  fee-based  programs  and that have been identified to the Distributor and the Transfer Agent;

o redeemed for rebalancing  transactions  under the  OppenheimerFunds  Portfolio
Builder program;

o redeemed pursuant to an OppenheimerFunds automatic withdrawal plan;

o redeemed due to the death or disability of the shareholder;

o redeemed as part of an automatic  dividend  exchange  election  established in advance of the exchange;

o redeemed to pay fees  assessed by the Fund or the Transfer  Agent  against the account;

o redeemed from accounts for which the dealer,  broker or financial  institution of record has entered into an agreement with the  Distributor  that permits such redemptions  without  the  imposition  of these fees,  such as asset  allocation programs;

o redeemed  for  conversion  of Class B shares to Class A shares or  pursuant to fund mergers; and

o involuntary redemptions resulting from failure to meet account minimums.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, the following redemption

requests  must be in writing and must  include a signature  guarantee  (although there may be other situations that also require a signature guarantee):

o You wish to redeem more than $100,000 and receive a check

o The redemption check is not payable to all shareholders  listed on the account statement

o The  redemption  check is not sent to the  address  of record on your  account statement

o Shares are being transferred to a Fund account with a different owner or name

o Shares are being  redeemed  by someone  (such as an  Executor)  other than the owners.

Where Can You Have Your Signature  Guaranteed?  The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including:

o a U.S. bank, trust company, credit union or savings association,

o a foreign bank that has a U.S. correspondent bank,

o a U.S.  registered  dealer or broker in  securities,  municipal  securities or government securities, or

o a U.S. national securities exchange, a registered securities  association or a clearing agency.

If you are signing on behalf of a corporation,  partnership or other business or as a fiduciary, you must also include your title in the signature.

Retirement  Plan  Accounts.  There are special  procedures  to sell shares in an
OppenheimerFunds  retirement  plan  account.  Call  the  Transfer  Agent  for  a distribution request form. Special income tax withholding  requirements apply to distributions  from retirement  plans.  You must submit a withholding  form with your  redemption  request to avoid delay in getting your money and if you do not want tax withheld.  If your employer holds your  retirement plan account for you in the name of the  plan,  you must ask the plan  trustee  or  administrator  to request the sale of the Fund shares in your plan account.

HOW DO you SELL SHARES BY MAIL? Write a letter of instruction that includes:

          o Your name

          o The Fund's name

          o Your Fund account number (from your account statement)

          o The dollar amount or number of shares to be redeemed

          o Any special payment instructions

          o Any share certificates for the shares you are selling

          o The  signatures of all  registered  owners exactly as the account is registered, and

          o Any special  documents  requested  by the  Transfer  Agent to assure proper authorization of the person asking to sell the shares.

Use the following address for              Send courier or express mail
requests by mail:                          requests to:
OppenheimerFunds Services                  OppenheimerFunds Services
P.O. Box 5270                              10200 E. Girard Avenue, Building D
Denver, Colorado 80217                     Denver, Colorado 80231

          HOW  DO  you  SELL   SHARES  BY   TELEPHONE?   You  and  your   dealer
          representative  of record may also sell your shares by  telephone.  To receive  the  redemption  price  calculated  on a  particular  regular business day, your call must be received by the Transfer  Agent by the close of the Exchange that day,  which is normally 4:00 P.M.,  but may be  earlier  on  some  days.  You  may not  redeem  shares  held in an
          OppenheimerFunds-sponsored  qualified retirement plan account or under a share certificate by telephone.

o To  redeem  shares  through  a  service  representative  or  automatically  on
PhoneLink, call 1.800.225.5677.

Whichever  method  you use,  you may  have a check  sent to the  address  on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that bank account.

          Are There Limits on Amounts Redeemed by Telephone?

          Telephone Redemptions Paid by Check. Up to $100,000 may be redeemed by telephone in any  seven-day  period.  The check must be payable to all owners of record of the shares and must be sent to the  address on the account  statement.  This service is not  available  within 30 days of changing the address on an account.

          Telephone Redemptions Through AccountLink.  There are no dollar limits on telephone  redemption  proceeds  sent to a bank account  designated when you establish AccountLink. Normally the ACH transfer to your bank is  initiated on the  business  day after the  redemption.  You do not receive  dividends on the  proceeds of the shares you  redeemed  while they are waiting to be transferred.

          CAN YOU SELL SHARES  THROUGH your  DEALER?  The  Distributor  has made arrangements  to  repurchase  Fund shares from  dealers and brokers on behalf of their  customers.  Brokers  or  dealers  may charge for that service.  If your shares are held in the name of your dealer, you must redeem them through your dealer.

          HOW  CONTINGENT  DEFERRED  SALES CHARGES  AFFECT  REDEMPTIONS.  If you
          purchase  shares  subject  to a Class A,  Class B,  Class C or Class N contingent deferred sales charge and redeem any of those shares during the applicable  holding period for the class of shares, the contingent deferred  sales charge will be deducted from the  redemption  proceeds
          (unless you are  eligible  for a waiver of that sales  charge based on the  categories  listed in Appendix B to the  Statement of  Additional
          Information and you advise the Transfer Agent of your  eligibility for the waiver when you place your redemption request.)

     A contingent  deferred  sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value. A contingent deferred sales charge is not imposed on:

          o the amount of your account value  represented  by an increase in net asset value over the initial purchase price,

          o shares  purchased by the  reinvestment of dividends or capital gains distributions, or

          o shares redeemed in the special circumstances described in Appendix B to the Statement of Additional Information.

          To determine  whether a contingent  deferred sales charge applies to a redemption, the Fund redeems shares in the following order:

          1. shares  acquired by  reinvestment  of dividends  and capital  gains distributions,

          2. shares held for the holding period that applies to the class, and

          3. shares held the longest during the holding period.

          Contingent  deferred  sales  charges are not charged when you exchange shares of the Fund for shares of other Oppenheimer funds.  However,  if you exchange  them  within the  applicable  contingent  deferred  sales  charge holding period, the holding period will carry over to the fund whose shares you acquire.  Similarly,  if you acquire  shares of this Fund by exchanging shares of another  Oppenheimer  fund that are still subject to a contingent deferred sales charge holding  period,  that holding period will carry over to this Fund.

How to Exchange Shares

To exchange shares, you must meet several conditions:

          o Shares of the fund  selected for exchange must be available for sale in your state of residence.

          o The prospectuses of both funds must offer the exchange privilege.

          o You must hold the shares you buy when you establish your account for at least seven days before you can exchange them. After the account is open seven days, you can exchange shares any regular business day.

          o You must meet the minimum  purchase  requirements for the fund whose shares you purchase by exchange.

          o  Before  exchanging  into a fund,  you  must  obtain  and  read  its prospectus.

          Shares of a  particular  class of the Fund may be  exchanged  only for shares of the same class in the other Oppenheimer  funds. For example,  you can exchange Class A shares of this Fund only for Class A shares of another fund. In some cases, sales charges may be imposed on exchange transactions.
     For tax purposes,  exchanges of shares  involve a sale of the shares of the fund you own and a  purchase  of the  shares of the other  fund,  which may result in a capital gain or loss.  Please refer to "How to Exchange Shares"
     in the Statement of Additional Information for more details.

          You can  find a list of  Oppenheimer  funds  currently  available  for exchanges  in the  Statement  of  Additional  Information  or obtain one by calling a service  representative at  1.800.225.5677.  That list can change from time to time.

HOW DO you SUBMIT  EXCHANGE  REQUESTS?  Exchanges  may be requested in writing or by telephone:

Written Exchange  Requests.  Submit an  OppenheimerFunds  Exchange Request form, signed  by all  owners  of the  account.  Send it to the  Transfer  Agent at the address on the back cover. Exchanges of shares held under certificates cannot be processed unless the Transfer Agent receives the certificates with the request.

Telephone Exchange  Requests.  Telephone exchange requests may be made either by calling a service  representative or by using PhoneLink for automated  exchanges by calling 1.800.225.5677. Telephone exchanges may be made only between accounts that are  registered  with the same  name(s)  and  address.  Shares  held  under certificates may not be exchanged by telephone.

          ARE  THERE  LIMITATIONS  ON  EXCHANGES?  There  are  certain  exchange policies you should be aware of:

          Shares are redeemed from one fund and are normally  purchased from the other fund in the same transaction on the same regular business day on
          which  the   Transfer   Agent  or  its  agent  (such  as  a  financial
          intermediary  holding  the  investor's  shares in an omnibus  account)
          receives an exchange  request that conforms to the policies  described above. It must be received by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days.
          The Transfer  Agent may delay the  reinvestment  of the proceeds of an exchange up to seven days if it determines in its  discretion  that an earlier  transmittal of the redemption  proceeds to the receiving fund would be detrimental to the Fund from which the exchange is made or to the receiving fund.

          o The interests of the Fund's  shareholders  and the Fund's ability to manage its investments  may be adversely  affected when its shares are repeatedly  exchanged  over the short term.  When large dollar amounts are involved,  the Fund's  implementation of its investment strategies may be  negatively  affected or the Fund might have to raise or retain more cash than the portfolio  manager would normally  retain,  to meet unanticipated  redemptions.  Frequent exchange activity also may force the Fund to sell  portfolio  securities  at  disadvantageous  times to raise the cash needed to meet those exchange  requests.  These factors might  hurt the Fund's  performance.  When the  Transfer  Agent in its discretion believes frequent trading activity by any person,  group or account would have a disruptive effect on the Fund's ability to manage its  investments,  the Fund and the Transfer Agent may reject purchase orders  and/or  exchanges  into the  Fund.  The  history  of  exchange activity  in all  accounts  known  by the  Transfer  Agent to be under common  ownership or control within the Oppenheimer  funds complex may be  considered  by the Transfer  Agent,  with respect to the review of exchanges  involving  this  Fund  as  part  of  the  Transfer  Agent's procedures  to  detect  and deter  excessive  exchange  activity.  The
          Transfer  Agent may permit  exchanges that it believes in the exercise of its judgment are not  disruptive.  The Transfer  Agent might not be able to detect frequent exchange activity  conducted by the underlying owners of shares held in omnibus accounts,  and therefore might not be able to  effectively  prevent  frequent  exchange  activity  in  those accounts. There is no guarantee that the Transfer Agent's controls and procedures  will be  successful  to identify  investors  who engage in excessive trading activity or to curtail that activity.

          As stated above, the Fund permits dealers or financial  intermediaries to submit exchange  requests on behalf of their customers  (unless the customer has revoked that  authority).  The Manager,  the  Distributor and/or the Transfer  Agent have  agreements  with a limited  number of broker-dealers  and  investment  advisers  permitting  them to  submit exchange  orders  in bulk on behalf of their  clients,  provided  that those  broker-dealers  or  advisers  agree  to  restrictions  on their exchange activity (which are more stringent than the restrictions that apply to other  shareholders).  Those restrictions include limitations on the funds available for exchanges,  the requirement to give advance notice of exchanges to the Transfer Agent, and limits on the amount of client assets that may be invested in a particular  fund. The Fund and its  Transfer  Agent may  restrict  or refuse bulk  exchange  requests submitted by a financial  intermediary  on behalf of a large number of accounts (including pursuant to the arrangements  described above) if, in the Transfer  Agent's judgment  exercised in its discretion,  those
          exchanges   would  be  disruptive  to  either  fund  in  the  exchange transaction.

o The Fund may amend,  suspend or terminate the exchange  privilege at any time.
The Fund may refuse any exchange order and is currently not obligated to provide notice  before  rejecting  an exchange  order.

o If the Transfer Agent cannot  exchange all the shares you request because of a restriction  cited  above,  only  the  shares  eligible  for  exchange  will  be exchanged.

o The Fund  assesses a 2% fee on the  proceeds of Fund shares that are  redeemed
(either by selling or exchanging to another  Oppenheimer fund) within 30 days of their  purchase.  Further  details are set forth  following the first  paragraph under "How to Sell Shares" on page 26.

Shareholder Account Rules and Policies

          More information  about the Fund's policies and procedures for buying, selling  and  exchanging  shares  is  contained  in the  Statement  of
          Additional Information.

          A $12 annual  "Minimum  Balance  Fee" is assessed on each Fund account with a value of less than $500. The fee is automatically deducted from each applicable  Fund account  annually on or about the second to last
          "regular  business day" of September.  See the Statement of Additional
          Information  (shareholders may visit the OppenheimerFunds  website) to learn how you can avoid  this fee and for  circumstances  under  which this fee will not be assessed.

          The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended  by the Board of Trustees at any time the Board  believes it is in the Fund's best interest to do so.

          Telephone  transaction   privileges  for  purchases,   redemptions  or
          exchanges may be modified,  suspended or terminated by the Fund at any time.  The Fund will provide you notice  whenever it is required to do so by applicable law. If an account has more than one owner,  the Fund and the Transfer Agent may rely on the  instructions of any one owner.
          Telephone privileges apply to each owner of the account and the dealer representative  of record for the account  unless the  Transfer  Agent receives cancellation instructions from an owner of the account.

          The  Transfer  Agent will  record any  telephone  calls to verify data concerning  transactions  and has adopted other  procedures to confirm that  telephone  instructions  are genuine,  by  requiring  callers to provide tax identification  numbers and other account data or by using
          PINs, and by confirming  such  transactions  in writing.  The Transfer
          Agent and the Fund will not be liable for losses or  expenses  arising out of telephone instructions reasonably believed to be genuine.

          Redemption or transfer requests will not be honored until the Transfer
          Agent  receives  all required  documents in proper form.  From time to time,  the Transfer  Agent in its  discretion may waive certain of the requirements for redemptions stated in this Prospectus.

          Dealers  that  perform  account  transactions  for  their  clients  by participating in NETWORKING through the National  Securities  Clearing
          Corporation are responsible for obtaining their clients' permission to perform those  transactions,  and are responsible to their clients who are  shareholders  of the Fund if the dealer  performs any transaction erroneously or improperly.

          The redemption  price for shares will vary from day to day because the value  of the  securities  in the  Fund's  portfolio  fluctuates.  The redemption  price,  which  is the net  asset  value  per  share,  will normally differ for each class of shares. The redemption value of your shares may be more or less than their original cost.

               Payment for redeemed  shares  ordinarily  is made in cash.  It is forwarded  by check,  or through  AccountLink  within  seven days after the Transfer  Agent  receives  redemption  instructions  in proper form. However,  under unusual circumstances  determined by the Securities and Exchange Commission, payment may be delayed or
               suspended.   For   accounts   registered   in  the   name   of  a
               broker-dealer,  payment will  normally be forwarded  within three business days after redemption.

               The Transfer  Agent may delay  processing  any type of redemption payment as  described  under "How to Sell  Shares"  for  recently purchased  shares,  but  only  until  the  purchase  payment  has cleared.  That  delay may be as much as 10 days from the date the shares were purchased.  That delay may be avoided if you purchase shares by Federal Funds wire or certified  check, or arrange with your  bank to  provide  telephone  or  written  assurance  to the
               Transfer Agent that your purchase payment has cleared.

               Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $200 for reasons other than the fact that the  market  value of shares has  dropped.  In some
               cases,   involuntary   redemptions  may  be  made  to  repay  the
               Distributor  for losses from the  cancellation  of share purchase orders.

               Shares may be  "redeemed  in kind"  under  unusual  circumstances
               (such as a lack of  liquidity  in the  Fund's  portfolio  to meet redemptions).  This means that the  redemption  proceeds  will be paid with liquid  securities  from the Fund's  portfolio.  If the
               Fund redeems your shares in kind, you may bear transaction  costs and will bear market risks until such time as such securities are converted into cash.

               Federal  regulations  may  require  the Fund to obtain your name, your  date of birth  (for a  natural  person),  your  residential street  address or  principal  place of business  and your Social
               Security  Number,   Employer   Identification   Number  or  other
               government  issued  identification  when  you  open  an  account.
               Additional  information may be required in certain  circumstances or to open corporate accounts. The Fund or the Transfer Agent may use this information to attempt to verify your identity. The Fund may  not be  able  to  establish  an  account  if  the  necessary information  is not  received.  The Fund may also place limits on account  transactions while it is in the process of attempting to verify  your  identity.  Additionally,  if the Fund is  unable to verify your identity after your account is established,  the Fund may be required to redeem your shares and close your account.

               "Backup withholding" of federal income tax may be applied against
               taxable   dividends,   distributions   and  redemption   proceeds
               (including  exchanges)  if you  fail to  furnish  the  Fund  your correct,  certified  Social  Security or Employer  Identification
               Number  when you sign your  application,  or if you  under-report your income to the Internal Revenue Service.

               To avoid sending duplicate copies of materials to households, the
               Fund  will  mail  only one copy of each  prospectus,  annual  and semi-annual report and annual notice of the Fund's privacy policy to  shareholders  having  the same last name and  address  on the
               Fund's  records.  The  consolidation  of these  mailings,  called householding, benefits the Fund through reduced mailing expense.

               If you want to receive  multiple copies of these  materials,  you may  call the  Transfer  Agent  at  1.800.225.5677.  You may also notify  the  Transfer  Agent in  writing.  Individual  copies  of prospectuses,  reports  and privacy  notices  will be sent to you commencing  within 30 days after the Transfer Agent receives your request to stop householding.

Dividends, Capital Gains and Taxes

               Dividends.  The Fund intends to declare dividends  separately for each  class of  shares  from net  investment  income on an annual basis  and to pay  them to  shareholders  in  December  on a date selected by the Board of Trustees.  Dividends  and  distributions paid to Class A shares will  generally  be higher than  dividends for  Class B,  Class C and Class N shares,  which  normally  have higher  expenses  than  Class A  shares.  The  Fund  has no fixed dividend rate and cannot guarantee that it will pay any dividends or distributions.

               Capital Gains.  The Fund may realize capital gains on the sale of portfolio  securities.  If it does, it may make distributions out of any net  short-term or long-term  capital gains in December of each  year.  The  Fund  may make  supplemental  distributions  of dividends and capital gains following the end of its fiscal year.
               There  can be no  assurance  that the Fund  will pay any  capital gains distributions in a particular year.

               WHAT CHOICES DO YOU HAVE FOR  RECEIVING  DISTRIBUTIONS?  When you
               open your account,  specify on your  application  how you want to receive your dividends and distributions. You have four options:

               Reinvest All Distributions in the Fund. You can elect to reinvest all  dividends  and capital  gains  distributions  in  additional shares of the Fund.

               Reinvest  Dividends or Capital  Gains.  You can elect to reinvest
               some  distributions  (dividends,   short-term  capital  gains  or
               long-term   capital  gains   distributions)  in  the  Fund  while
               receiving  the other  types of  distributions  by check or having them sent to your bank account through AccountLink.

               Receive  All  Distributions  in Cash.  You can elect to receive a check for all dividends and capital gains  distributions  or have them sent to your bank through AccountLink.

               Reinvest Your Distributions in Another OppenheimerFunds  Account.
               You can reinvest all distributions in the same class of shares of another OppenheimerFunds account you have established.

               TAXES.  If your shares are not held in a tax-deferred  retirement account, you should be aware of the following tax implications of investing  in the Fund.  Distributions  are  subject  to  federal income tax and may be subject to state or local taxes.  Dividends paid from short-term  capital gains and net investment income are taxable as ordinary income.  Long-term  capital gains are taxable as long-term  capital gains when distributed to shareholders.  It does not matter how long you have held your  shares.  Whether you reinvest your  distributions in additional shares or take them in cash, the tax treatment is the same.

          If  more  than  50% of the  Fund's  assets  are  invested  in  foreign securities  at the end of any  fiscal  year,  the Fund may elect  under the
     Internal Revenue Code to permit  shareholders to take a credit or deduction on their federal income tax returns for foreign taxes paid by the Fund.

          Every year the Fund will send you and the IRS a statement  showing the amount of any taxable  distribution  you received in the previous year. Any
     long-term   capital  gains  will  be  separately   identified  in  the  tax
     information the Fund sends you after the end of the calendar year.

          The Fund  intends  each year to  qualify  as a  "regulated  investment company"  under the Internal  Revenue  Code,  but reserves the right not to qualify. It qualified during its last fiscal year. The Fund, as a regulated investment  company,  will not be subject to Federal income taxes on any of its income, provided that it satisfies certain income,  diversification and distribution requirements.

     Avoid  "Buying a  Distribution."  If you buy  shares on or just  before the ex-dividend  date,  or just  before  the  Fund  declares  a  capital  gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

     Remember,  There May be Taxes on  Transactions.  Because  the Fund's  share prices  fluctuate,  you may have a  capital  gain or loss  when you sell or exchange your shares. A capital gain or loss is the difference  between the price you paid for the  shares  and the price  you  received  when you sold them. Any capital gain is subject to capital gains tax.

     Returns of Capital Can Occur. In certain cases,  distributions  made by the
     Fund may be considered a non-taxable return of capital to shareholders.  If that occurs, it will be identified in notices to shareholders.

          This  information  is only a summary  of  certain  federal  income tax information about your investment. You should consult with your tax advisor about  the  effect  of an  investment  in the Fund on your  particular  tax situation.

Financial Highlights

               The  Financial   Highlights   Table  is  presented  to  help  you
               understand  the Fund's  financial  performance  for the past five fiscal years.  Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate  that  an  investor  would  have  earned  (or  lost)  on  an investment in the Fund  (assuming  reinvestment  of all dividends and distributions). This information has been audited by KPMG LLP the Fund's  independent  registered public accounting firm, whose report, along with the Fund's financial  statements,  is included in the Statement of Additional Information, which is available on request.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A   YEAR ENDED AUGUST 31,                       2004        2003      2002       2001       2000
--------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $  10.51    $   7.98   $  7.89    $ 15.23    $ 17.42
--------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                          (.04)        .01       .01        .04       (.10)
Net realized and unrealized gain (loss)               3.73        2.52       .16      (6.65)      1.12
                                                  ------------------------------------------------------
Total from investment operations                      3.69        2.53       .17      (6.61)      1.02
--------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                  (.06)         --      (.08)      (.11)      (.18)
Distributions from net realized gain                    --          --        --       (.62)     (3.03)
                                                  ------------------------------------------------------
Total dividends and/or distributions
to shareholders                                       (.06)         --      (.08)      (.73)     (3.21)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $  14.14    $  10.51   $  7.98    $  7.89    $ 15.23
                                                  ======================================================

--------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1                   35.20%      31.70%     2.20%    (44.50)%     5.68%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $204,938    $132,342   $40,089    $27,991    $60,336
--------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $207,202    $ 48,879   $35,136    $39,311    $52,095
--------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income (loss)                         (0.26)%      0.29%    (0.17)%     0.36%     (0.67)%
Total expenses                                        1.34%       1.69%     2.16%      1.58%      1.74%
Expenses after payments and waivers
and reduction to custodian expenses                    N/A 3      1.60%     1.88%       N/A 3      N/A 3
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                124%         53%       62%       145%       199%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

                29 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

FINANCIAL HIGHLIGHTS Continued
--------------------------------------------------------------------------------

CLASS B   YEAR ENDED AUGUST 31,                      2004       2003       2002       2001       2000
-------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $ 10.28    $  7.87    $  7.77    $ 14.99    $ 17.22
-------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                  (.13)      (.02)      (.07)      (.03)      (.19)
Net realized and unrealized gain (loss)              3.62       2.43        .19      (6.57)      1.09
                                                  -----------------------------------------------------
Total from investment operations                     3.49       2.41        .12      (6.60)       .90
-------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   --         --       (.02)        -- 1     (.10)
Distributions from net realized gain                   --         --         --       (.62)     (3.03)
                                                  -----------------------------------------------------
Total dividends and/or distributions
to shareholders                                        --         --       (.02)      (.62)     (3.13)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $ 13.77    $ 10.28    $  7.87    $  7.77    $ 14.99
                                                  =====================================================

-------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                  33.95%     30.62%      1.51%    (44.99)%     4.98%
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $43,478    $23,355    $18,859    $14,989    $31,807
-------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $37,393    $16,884    $16,868    $20,147    $25,377
-------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment loss                                 (1.14)%    (0.28)%    (0.94)%    (0.33)%    (1.44)%
Total expenses                                       2.35%      2.85%      2.93%      2.34%      2.51%
Expenses after payments and waivers
and reduction to custodian expenses                  2.31%      2.38%      2.65%       N/A 4      N/A 4
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               124%        53%        62%       145%       199%

1. Less than $0.005 per share.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

                30 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

CLASS C   YEAR ENDED AUGUST 31,                      2004          2003      2002       2001       2000
---------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $ 10.27       $  7.86    $ 7.77    $ 14.97    $ 17.22
---------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                  (.09)         (.02)     (.06)      (.03)      (.16)
Net realized and unrealized gain (loss)              3.59          2.43       .16      (6.55)      1.07
                                                  -------------------------------------------------------
Total from investment operations                     3.50          2.41       .10      (6.58)       .91
---------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                 (.01)           --      (.01)        --       (.13)
Distributions from net realized gain                   --            --        --       (.62)     (3.03)
                                                  -------------------------------------------------------
Total dividends and/or distributions
to shareholders                                      (.01)           --      (.01)      (.62)     (3.16)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $ 13.76       $ 10.27    $ 7.86    $  7.77    $ 14.97
                                                  =======================================================

---------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1                  34.05%        30.66%     1.35%    (44.93)%     4.98%
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $32,401       $12,793    $6,558    $ 5,142    $11,946
---------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $26,486       $ 7,489    $6,180    $ 7,095    $ 9,003
---------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment loss                                 (1.00)%       (0.38)%   (0.95)%    (0.32)%    (1.38)%
Total expenses                                       2.19%         2.69%     2.94%      2.34%      2.51%
Expenses after payments and waivers
and reduction to custodian expenses                   N/A 3,4      2.39%     2.66%       N/A 3      N/A 3
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               124%           53%       62%       145%       199%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

4. Voluntary waiver of transfer agent fees less than 0.01%.

                31 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

FINANCIAL HIGHLIGHTS Continued
--------------------------------------------------------------------------------

CLASS N   YEAR ENDED AUGUST 31,                          2004      2003     2002    2001 1
--------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $10.35    $ 7.89   $ 7.87   $  9.08
--------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                             (.05)     (.03)     .08       .07
Net realized and unrealized gain (loss)                  3.64      2.49      .07     (1.28)
                                                       -------------------------------------
Total from investment operations                         3.59      2.46      .15     (1.21)
--------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     (.04)       --     (.13)       --
Distributions from net realized gain                       --        --       --        --
                                                       -------------------------------------
Total dividends and/or distributions to shareholders     (.04)       --     (.13)       --
--------------------------------------------------------------------------------------------
Net asset value, end of period                         $13.90    $10.35   $ 7.89   $  7.87
                                                       =====================================

--------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                      34.70%    31.18%    1.99%   (13.33)%
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)               $4,101    $1,128   $  406   $     6
--------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $2,531    $  625   $  151   $     2
--------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income (loss)                            (0.50)%    0.25%   (0.33)%    5.85%
Total expenses                                           1.78%     1.96%    2.32%     1.94%
Expenses after payments and waivers and reduction
to custodian expenses                                    1.75%     1.90%    2.04%      N/A 4
--------------------------------------------------------------------------------------------
Portfolio turnover rate                                   124%       53%      62%      145%

1. For the period from March 1, 2001 (inception of offering) to August 31, 2001.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

INFORMATION AND SERVICES

               For More Information on Oppenheimer  International  Small Company
               Fund  The  following  additional  information  about  the Fund is available without charge upon request:

               STATEMENT  OF  ADDITIONAL  INFORMATION.  This  document  includes additional  information  about the  Fund's  investment  policies, risks, and operations.  It is incorporated by reference into this
               Prospectus (which means it is legally part of this Prospectus).

               ANNUAL AND SEMI-ANNUAL REPORTS.  Additional information about the
               Fund's  investments  and  performance  is available in the Fund's
               Annual and Semi-Annual Reports to shareholders. The Annual Report
               includes  a  discussion  of  market   conditions  and  investment
               strategies  that  significantly  affected the Fund's  performance during its last fiscal year.

How to Get More Information

               You can request the  Statement  of  Additional  Information,  the
               Annual and Semi-Annual  Reports, the notice explaining the Fund's privacy  policy  and  other  information  about  the Fund or your account:

By Telephone:                Call OppenheimerFunds Services toll-free:
                             1.800.CALL OPP (225.5677)

By Mail:                     Write to:
                             OppenheimerFunds Services
                             P.O. Box 5270
                             Denver, Colorado 80217-5270

On the Internet:            You can send us a request by e-mail or read or
                            download documents on the OppenheimerFunds website:
                            www.oppenheimerfunds.com

               Information  about the Fund including the Statement of Additional
               Information  can be  reviewed  and  copied  at the  SEC's  Public
               Reference Room in Washington,  D.C.  Information on the operation of the Public  Reference  Room may be obtained by calling the SEC at  1.202.942.8090.  Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet website at  www.sec.gov.  Copies  may  be  obtained  after  payment  of a duplicating  fee  by  electronic  request  at  the  SEC's  e-mail address:  publicinfo@sec.gov  or by writing  to the SEC's  Public
               Reference Section, Washington, D.C. 20549-0102.

               No one has been authorized to provide any  information  about the
               Fund or to make any  representations  about the Fund  other  than what is contained in this  Prospectus.  This Prospectus is not an offer to sell shares of the Fund, nor a solicitation  of an offer to buy  shares of the Fund,  to any  person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's SEC File No.: 811-31537      The Fund's shares are distributed by:
PR0815.001.1004                        [logo] OppenheimerFunds Distributor, Inc.
Printed on recycled paper

                               Appendix to Prospectus of
                        Oppenheimer International Small Company Fund

          Graphic  material  included  in  the  Prospectus  of  Oppenheimer
      International  Small Company Fund (the "Fund") under the heading:
      "Annual Total Returns (Class A) (as of 12/31 each year)":

          A bar chart will be included in the  Prospectus of the Fund  depicting the annual total returns of a hypothetical  investment in Class A shares of the Fund for each  calendar  year,  since  the  Fund's  inception,  without deducting  sales  charges or taxes.  Set forth below are the relevant  data point that will appear on the bar chart:

    Year Ended                                            Annual Total Return

       12/31/98                                                    21.87%

       12/31/99                                                    66.22%

       12/31/00                                                   -34.55%

       12/31/01                                                   -18.60%

       12/31/02                                                    -8.17%

       12/31/03                                                    85.05%

Oppenheimer International Small Company Fund

6803 South Tucson Way, Centennial, Colorado 80112
1.800.225.5677

Statement of Additional Information dated October 27, 2004

          This  Statement of Additional  Information  is not a Prospectus.  This
     document  contains  additional  information  about the Fund and supplements information  in the  Prospectus  dated  October 27, 2004. It should be read together with the  Prospectus.  You can obtain the Prospectus by writing to the Fund's Transfer  Agent,  OppenheimerFunds  Services,  at P.O. Box 5270,
     Denver,  Colorado  80217, or by calling the Transfer Agent at the toll-free number shown above, or by downloading it from the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

Contents                                                                    Page

About the Fund

Additional Information about the Fund's Investment Policies and Risks..      2

About Your Account

Financial Information About the Fund

ABOUT THE FUND

Additional Information About the Fund's Investment Policies and Risks

               The investment  objective,  the principal investment policies and the main risks of the Fund are described in the Prospectus.  This
               Statement  of  Additional   Information   contains   supplemental
               information  about  those  policies  and  risks  and the types of securities that the Fund's investment Manager,  OppenheimerFunds,
               Inc.  (the  "Manager"),  can  select  for  the  Fund.  Additional information is also provided  about the strategies  that the Fund may use to try to achieve its objective.

               The Fund's  Investment  Policies.  The  composition of the Fund's portfolio and the techniques and strategies  that the Manager may use in selecting  portfolio  securities  will vary over time. The
               Fund is not required to use all of the investment  techniques and strategies described below at all times in seeking its objective.
               It  may  use  some  of  the  special  investment  techniques  and strategies at some times or not at all.

               Growth  Companies.  Growth companies are those companies that the
               Manager  believes  are  entering  into a  growth  cycle  in their business,  with the expectation that their stock will increase in value.  They  may be  established  companies  as  well  as  newer companies in the development stage.

          Growth companies might have a variety of  characteristics  that in the
     Manager's view define them as "growth" issuers. They might be generating or applying new technologies,  new or improved distribution  techniques or new services.  They  might own or  develop  natural  resources.  They  might be companies that can benefit from changing consumer demands or lifestyles, or companies that have  projected  earnings in excess of the average for their sector or  industry.  In each case,  they have  prospects  that the Manager believes are favorable for the long term. The portfolio manager of the Fund looks for growth companies with strong, capable management, sound financial and accounting  policies,  successful product development and marketing and other factors.

          |X| Investments in Equity Securities. The Fund focuses its investments
     in  equity  securities  of  foreign  small-cap  growth  companies.   Equity
     securities  include common stocks,  preferred stocks,  rights and warrants, and  securities  convertible  into  common  stock.  The Fund's  investments primarily include stocks of small cap companies,  as explained under "About the  Fund's  Investments"  in the  Prospectus,  but the Fund  can  purchase securities of issuers having a larger market capitalization.

          Current income is not a criterion used to select portfolio securities.
     However,  certain debt securities can be selected for the Fund's  portfolio for defensive purposes (including debt securities that the Manager believes might offer some  opportunities  for capital  appreciation  when stocks are disfavored).

          Securities of newer  small-cap  growth  companies  might offer greater opportunities  for capital  appreciation  than  securities  of large,  more established companies. However, these securities also involve greater risks than  securities of larger  companies.  Securities of small  capitalization issuers  may be  subject  to  greater  price  volatility  in  general  than securities of large-cap  and mid-cap  companies.  Therefore,  to the degree that the Fund has investments in smaller capitalization  companies at times of market volatility, the Fund's share price may fluctuate more.

          Convertible  Securities.  While some convertible securities are a form of  debt  security,  in  many  cases  their  conversion  feature  (allowing conversion  into  equity  securities)  causes  them to be  regarded  by the
     Manager more as "equity  equivalents." As a result,  the rating assigned to the security has less impact on the Manager's  investment  decision than in the case of non-convertible debt fixed income securities.

          The value of a convertible  security is a function of its  "investment value" and its  "conversion  value." If the  investment  value  exceeds the conversion  value,  the security  will behave more like a debt security and the  security's  price will likely  increase when  interest  rates fall and decrease when  interest  rates rise.  If the  conversion  value exceeds the investment value, the security will behave more like an equity security. In that case it will likely sell at a premium  over its  conversion  value and its price will tend to fluctuate  directly with the price of the underlying security.

          To  determine  whether  convertible  securities  should be regarded as
     "equity equivalents," the Manager examines the following factors:

       (1) whether, at the option of the investor,  the convertible security  can be  exchanged  for a fixed number of shares of common stock of the issuer,

       (2) whether  the issuer of the  convertible  securities  has restated  its  earnings per share of common stock on a fully diluted basis  (considering  the effect of conversion of the convertible securities), and

       (3) the extent to which the  convertible  security  may be a defensive  "equity  substitute,"  providing  the  ability to participate in any appreciation in the price of the issuer's common stock.

          Rights and Warrants.  The Fund may invest up to 5% of its total assets in warrants or rights.  That 5% limit does not apply to warrants and rights the Fund has acquired as part of units of  securities  or that are attached to other securities that the Fund buys.  Warrants  basically are options to purchase  equity  securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities.  Rights are similar to warrants, but normally have a
     short  duration  and  are  distributed   directly  by  the  issuer  to  its
     shareholders.  Rights  and  warrants  have no  voting  rights,  receive  no dividends and have no rights with respect to the assets of the issuer.

          Foreign  Securities.  "Foreign  securities"  include  equity  and debt securities of companies  organized  under the laws of countries  other than the United States,  and debt securities of governments  other than the U.S.
     government. They also include securities of companies (including those that are  located  in the U.S.  or  organized  under  U.S.  law)  that  derive a significant  portion of their  revenue or profits from foreign  businesses, investments  or sales,  or that have a significant  portion of their assets abroad.  They may be  traded  on  foreign  securities  exchanges  or in the foreign over-the-counter markets.

          Securities  of  foreign  issuers  that  are  represented  by  American
     Depository  Receipts  or that are listed on a U.S.  securities  exchange or traded  in  the  U.S.  over-the-counter  markets  are  considered  "foreign securities" for the purpose of the Fund's investment allocations.  They are subject to some of the special  considerations and risks,  discussed below, that apply to foreign securities traded and held abroad.

          Investing  in  foreign   securities  offers  potential   benefits  not
     available from  investing  solely in securities of domestic  issuers.  They include the  opportunity to invest in foreign  issuers that appear to offer growth  potential,  or in  foreign  countries  with  economic  policies  or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner  parallel  to U.S.  markets.  The Fund will  hold  foreign
     currency  only  in  connection   with  the  purchase  or  sale  of  foreign
     securities.

          Risks of Foreign  Investing.  Investments  in foreign  securities  may
     offer  special   opportunities  for  investing  but  also  present  special
     additional  risks  and   considerations   not  typically   associated  with
     investments in domestic securities. Some of these additional risks are:

o reduction of income by foreign taxes;

o fluctuation in value of foreign  investments  due to changes in currency rates or currency control regulations (for example, currency blockage);

o transaction charges for currency exchange;

o lack of public information about foreign issuers;

o lack of uniform  accounting,  auditing and  financial  reporting  standards in foreign countries comparable to those applicable to domestic issuers;

o less volume on foreign exchanges than on U.S. exchanges;

o greater volatility and less liquidity on foreign markets than in the U.S.;

o less governmental  regulation of foreign issuers,  stock exchanges and brokers than in the U.S.;

o greater difficulties in commencing lawsuits;

o higher brokerage commission rates than in the U.S.;

o increased  risks of delays in settlement of portfolio  transactions or loss of certificates for portfolio securities;

o  possibilities  in some  countries of  expropriation,  confiscatory  taxation, political,  financial or social instability or adverse diplomatic  developments;
and

o unfavorable differences between the U.S. economy and foreign economies.

          In  the  past,  U.S.  government  policies  have  discouraged  certain
     investments   abroad  by  U.S.   investors,   through   taxation  or  other
     restrictions,   and  it  is  possible  that  such  restrictions   could  be
     re-imposed.

|X| Passive  Foreign  Investment  Companies.  Some  securities  of  corporations domiciled  outside  the U.S.  which  the Fund may  purchase,  may be  considered passive foreign  investment  companies  ("PFICs") under U.S. tax laws. PFICs are those foreign corporations which generate primarily passive income. They tend to be growth  companies  or  "start-up"  companies.  For  federal tax  purposes,  a corporation is deemed a PFIC if 75% or more of the foreign  corporation's  gross income for the income year is passive income or if 50% or more of its assets are assets that produce or are held to produce  passive  income.  Passive  income is further defined as any income to be considered  foreign personal holding company income within the subpart F provisions defined by IRCss.954.

          Investing in PFICs  involves the risks  associated  with  investing in foreign  securities,  as described above. There are also the risks that the
     Fund may not realize that a foreign corporation it invests in is a PFIC for federal tax  purposes.  Federal tax laws impose  severe tax  penalties  for failure to properly report investment income from PFICs. Following industry standards,  the Fund makes every effort to ensure  compliance  with federal tax reporting of these investments. PFICs are considered foreign securities
     for  the  purposes  of  the  Fund's  minimum  percentage   requirements  or
     limitations of investing in foreign securities.

          Subject to the limits under the  Investment  Company Act, the Fund may also invest in foreign  mutual  funds which are also  deemed  PFICs  (since nearly all of the income of a mutual  fund is  generally  passive  income).
     Investing in these types of PFICs may allow  exposure to various  countries because some foreign  countries  limit,  or  prohibit,  all direct  foreign investment in the securities of companies domiciled therein.

          In addition to bearing their  proportionate share of a fund's expenses
     (management fees and operating expenses), shareholders will also indirectly bear similar  expenses of such entities.  Additional  risks of investing in other investment  companies are described below under  "Investment in Other
     Investment Companies."

          Special Risks of Emerging  Markets.  Emerging and  developing  markets abroad may also offer special  opportunities  for growth investing but have greater risks than more developed foreign markets,  such as those in Europe and  Canada,  Australia,  New  Zealand  and  Japan.  There may be even less liquidity in their stock markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the  repatriation  of income and profits because of currency  restrictions  imposed by local  governments.  Those countries may also be subject to the risk of greater political and economic  instability, which can greatly  affect the  volatility  of prices of securities in those countries.

          In certain developing  countries,  government approval may be required for the repatriation of investment income, capital or the proceeds of sales of securities by foreign  investors,  such as the Fund.  Also, a government might impose  temporary  restrictions  on remitting  capital  abroad if the country's  balance of  payments  deteriorates,  or it might do so for other reasons. If government approval were delayed or refused,  the Fund could be adversely affected.  Additionally,  the Fund could be adversely affected by the imposition of restrictions on investments by foreign entities.

          Among the countries  that the Manager has  identified as developing or emerging  markets  in  which  the  Fund  will  consider  investing  are the following  countries.  The Fund might not invest in all of these  countries and the list may change.

Algeria       Czech Republic    Ivory Coast     Nigeria            Sri Lanka
Argentina     Ecuador           Jamaica         Pakistan           Swaziland
Bangladesh    Egypt             Jordan          Paraguay           Taiwan
Bolivia       Estonia           Kenya           Peru               Tanzania
Botswana      Ghana             Latvia          Philippines        Thailand
Brazil        Greece            Lebanon         Poland             Tunisia
Bulgaria      Guyana            Lithuania       Portugal           Turkey
Chile         Hong Kong         Malaysia        Russia             Ukraine
China         Hungary           Mauritius       Singapore          Uruguay
Colombia      India             Mexico          Slovakia Republic  Venezuela
Costa Rica    Indonesia         Morocco         Slovenia           Vietnam
Croatia       Iran              Myanmar         South Africa       Zambia
Cyprus        Israel            Namibia         South Korea        Zimbabwe

          |X| Portfolio  Turnover.  "Portfolio  turnover"  describes the rate at which the Fund traded its portfolio securities during its last fiscal year.
     For  example,  if a fund sold all of its  securities  during the year,  its portfolio turnover rate would have been 100%. The Fund's portfolio turnover rate will  fluctuate from year to year, and the Fund might have a portfolio turnover rate of more than 100% annually.

          The Fund may  engage in active  trading  of  portfolio  securities  to achieve its principal investment  strategies.  Increased portfolio turnover creates higher  brokerage and transaction  costs for the Fund,  which could reduce its overall  performance.  Additionally,  the realization of capital gains from selling  portfolio  securities  may result in  distributions  of taxable  long-term  capital  gains to  shareholders,  since  the Fund  will normally  distribute  all of its capital gains realized each year, to avoid excise taxes under the Internal Revenue Code.

Other Investment Techniques and Strategies.  In seeking its objective,  the Fund may from time to time employ the types of investment  strategies and investments described below. It is not required to use all of these strategies at all times, and at times may not use them.

          |X| Investing in Small,  Unseasoned Companies.  The Fund may invest in securities of small,  unseasoned  companies.  These are companies that have been in operation for less than three years,  including  the  operations of
     any  predecessors.   Securities  of  these  companies  may  be  subject  to
     volatility in their prices.  They may have a limited trading market,  which may adversely  affect the Fund's  ability to dispose of them and can reduce the price the Fund might be able to obtain for them.  Other  investors that own a security  issued by a small,  unseasoned  issuer  for which  there is limited  liquidity  might trade the security when the Fund is attempting to dispose  of its  holdings  of that  security.  In that case the Fund  might receive a lower price for its  holdings  than might  otherwise be obtained.
     The Fund has no limit on the amount of its net assets  that may be invested in those securities.

          |X| Debt Securities. While the Fund does not invest for the purpose of seeking  current  income,  at times  certain  debt  securities  (other than convertible debt securities described above under the description of equity investments)  may be  selected  for  investment  by the Fund for  defensive purposes,  as  described  below.  For  example,  when the  stock  market is volatile,  or when the portfolio manager believes that growth opportunities in stocks are not  attractive,  certain debt  securities  might provide not only offer defensive  opportunities but also some opportunities for capital appreciation.  These investments could include corporate bonds and notes of foreign  or  U.S.  companies,  as  well  as  U.S.  and  foreign  government securities.  It is not expected that this will be a  significant  portfolio strategy of the Fund under normal market circumstances.

          Credit Risk. Debt  securities are subject to credit risk.  Credit risk relates to the ability of the issuer of a debt security to make interest or principal  payments on the security as they become due. If the issuer fails to pay  interest,  the Fund's income may be reduced and if the issuer fails to repay principal,  the value of that bond and of the Fund's shares may be reduced.  The  Manager  may  rely to  some  extent  on  credit  ratings  by nationally  recognized  rating  agencies in  evaluating  the credit risk of securities  selected  for the  Fund's  portfolio.  It may  also use its own research  and  analysis.  Many factors  affect an issuer's  ability to make timely payments,  and the credit risks of a particular  security may change over time.  While the Fund can invest in  higher-yielding  lower-grade debt securities  (that is "junk bonds"),  its debt investments will generally be investment  grade.  Those are  securities  rated in the four highest rating categories  of  Standard  & Poor's  Rating  Service  or  Moody's  Investors
     Service,  Inc., or equivalent  ratings of other rating  agencies or ratings assigned to a security by the Manager.

          Interest Rate Risks. In addition to credit risks,  debt securities are subject to changes in value when  prevailing  interest  rates change.  When prevailing  interest rates fall, the values of outstanding  debt securities generally  rise,  and the bonds may sell for more than their  face  amount.
     When  prevailing  interest  rates  rise,  the  values of  outstanding  debt securities  generally  decline,  and the bonds may sell at a discount  from their face  amount.  The  magnitude  of these  price  changes is  generally greater  for bonds with  longer  maturities.  Therefore,  when the  average maturity  of the Fund's  debt  securities  is longer,  its share  price may fluctuate more when interest rates change.

|X| Repurchase Agreements. The Fund can acquire securities subject to repurchase agreements. It may do so:

o for liquidity  purposes to meet  anticipated  redemptions  of Fund shares,  or pending the investment of the proceeds from sales of Fund shares, or

o pending the settlement of portfolio securities transactions, or

o for temporary defensive purposes, as described below.

          In a  repurchase  transaction,  the Fund  buys a  security  from,  and simultaneously  resells  it to,  an  approved  vendor  for  delivery  on an agreed-upon  future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon  interest rate effective for the period during  which the  repurchase  agreement  is in  effect.  Approved  vendors
     include  U.S.   commercial  banks,  U.S.  branches  of  foreign  banks,  or broker-dealers  that have been  designated as primary dealers in government securities.  They must meet credit  requirements set by the Fund's Board of
     Trustees from time to time.

          The majority of these  transactions  run from day to day, and delivery pursuant  to the  resale  typically  occurs  within one to five days of the purchase.  Repurchase  agreements  having a maturity  beyond seven days are subject to the Fund's limits on holding illiquid investments. The Fund will not enter into a repurchase  agreement that causes more than 10% of its net assets to be  subject to  repurchase  agreements  having a maturity  beyond seven  days.  There is no limit on the amount of the Fund's net assets that may be subject to repurchase  agreements having maturities of seven days or less.

          Repurchase agreements, considered "loans" under the Investment Company
     Act of 1940 (the  "Investment  Company  Act"),  are  collateralized  by the underlying security.  The Fund's repurchase  agreements require that at all times  while  the  repurchase  agreement  is in  effect,  the  value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment  obligation.  However,  if the vendor fails to pay the resale price on the  delivery  date,  the Fund may incur costs in disposing of the collateral and may  experience  losses if there is any delay in its ability to do so. The Manager will monitor the vendor's creditworthiness to confirm that the vendor is  financially  sound and will  continuously  monitor  the collateral's value.

          Pursuant to an Exemptive  Order issued by the  Securities and Exchange
     Commission  (the "SEC"),  the Fund,  along with other  affiliated  entities managed by the Manager,  may transfer  uninvested cash balances into one or more joint repurchase accounts.  These balances are invested in one or more repurchase agreements,  secured by U.S. government  securities.  Securities pledged as collateral  for  repurchase  agreements  are held by a custodian bank  until  the  agreements  mature.  Each  joint  repurchase  arrangement requires  that the market value of the  collateral  be  sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

          |X|  Illiquid  and  Restricted  Securities.  Under  the  policies  and procedures  established  by the  Fund's  Board  of  Trustees,  the  Manager
     determines  the liquidity of certain of the Fund's  investments.  To enable the Fund to sell its holdings of a restricted security not registered under applicable  securities laws, the Fund may have to cause those securities to be  registered.  The expenses of registering  restricted  securities may be negotiated  by the Fund  with  the  issuer  at the  time the Fund  buys the securities. When the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision  is  made to sell  the  security  and the  time  the  security  is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

          The  Fund may  also  acquire  restricted  securities  through  private placements.  Those securities have contractual restrictions on their public resale. Those restrictions might limit the Fund's ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

          The  Fund  has  limitations  that  apply to  purchases  of  restricted securities,  as stated in the Prospectus.  Those percentage restrictions do not limit purchases of restricted  securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of
     1933, if those  securities have been determined to be liquid by the Manager under  Board-approved  guidelines.  Those  guidelines take into account the trading  activity  for such  securities  and the  availability  of reliable pricing  information,  among other  factors.  If there is a lack of trading interest in a particular  Rule 144A security,  the Fund's  holdings of that security may be considered to be illiquid.

          Illiquid  securities  include repurchase  agreements  maturing in more than  seven  days  and  participation  interests  that  do  not  have  puts exercisable within seven days.

          |X|  Loans  of  Portfolio  Securities.  To raise  cash  for  liquidity purposes,  the Fund can lend its portfolio  securities to brokers,  dealers and other types of financial  institutions  approved by the Fund's Board of
     Trustees.  These loans are limited to not more than 25% of the value of the
     Fund's total assets.  The Fund currently does not intend to engage in loans of  securities  in the coming year,  but if it does so, such loans will not likely exceed 5% of the Fund's total assets.

          There are some risks in connection with securities  lending.  The Fund might  experience a delay in receiving  additional  collateral  to secure a loan,  or a delay in  recovery  of the loaned  securities  if the  borrower defaults.  The Fund  must  receive  collateral  for a loan.  Under  current applicable  regulatory  requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned  securities.  It must  consist  of cash,  bank  letters  of  credit, securities of the U.S. Government or its agencies or instrumentalities,  or other cash  equivalents  in which the Fund is  permitted  to invest.  To be acceptable  as  collateral,  letters of credit must  obligate a bank to pay amounts  demanded by the Fund if the demand  meets the terms of the letter.
     The  terms of the  letter  of  credit  and the  issuing  bank  both must be satisfactory to the Fund.

          When it lends  securities,  the  Fund  receives  amounts  equal to the dividends or interest on loaned securities. It also receives one or more of
     (a) negotiated  loan fees,  (b) interest on securities  used as collateral, and (c) interest on any short-term debt securities purchased with such loan collateral.  Either type of interest may be shared with the  borrower.  The
     Fund may also pay reasonable  finders',  custodian bank and  administrative fees in  connection  with these  loans.  The terms of the Fund's loans must meet applicable  tests under the Internal  Revenue Code and must permit the
     Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

          |X| Borrowing  for Leverage.  The Fund has the ability to borrow up to
     10% of the value of its net  assets  from  banks on an  unsecured  basis to invest  the  borrowed  funds  in  portfolio  securities.  This  speculative technique  is known as  "leverage."  The Fund may borrow  only from  banks.
     Under current regulatory  requirements,  borrowings can be made only to the extent that the value of the Fund's assets, less its liabilities other than borrowings,  is equal to at least  300% of all  borrowings  (including  the proposed  borrowing).  If the value of the Fund's assets fails to meet this
     300% asset coverage requirement,  the Fund will reduce its bank debt within three days to meet the requirement. To do so, the Fund might have to sell a portion of its investments at a disadvantageous time.

          The Fund will pay interest on these loans,  and that interest  expense will raise the overall  expenses of the Fund and reduce its returns.  If it does borrow, its expenses will be greater than comparable funds that do not borrow for  leverage.  Additionally,  the Fund's net asset  value per share might fluctuate more than that of funds that do not borrow.  Currently, the
     Fund does not contemplate using this technique,  but if it does so, it will not likely do so to a substantial degree.

          |X|  Derivatives.  The Fund can  invest  in a  variety  of  derivative investments  to seek income for  liquidity  needs or for hedging  purposes.
     Some derivative  investments  the Fund can use are the hedging  instruments described below in this Statement of Additional  Information.  However, the
     Fund does not use, and does not currently contemplate using, derivatives or hedging instruments to a significant degree.

          Some of the  derivative  investments  the  Fund can use  include  debt
     exchangeable  for  common  stock  of  an  issuer  or  "equity-linked   debt
     securities" of an issuer.  At maturity,  the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer's  common stock at the time of  maturity.  Both  alternatives present a risk that the amount  payable at  maturity  will be less than the principal amount of the debt because the price of the issuer's common stock may not be as high as the Manager expected.

          Hedging.  Although the Fund does not anticipate the extensive use of hedging instruments,  the Fund can use hedging  instruments.  To attempt to protect against  declines in the market value of the Fund's  portfolio,  to permit  the  Fund to  retain  unrealized  gains in the  value of  portfolio securities which have appreciated,  or to facilitate selling securities for investment reasons, the Fund could: o sell futures contracts, o buy puts on such futures or on  securities,  or o write  covered calls on securities or futures.  Covered calls may also be used to increase the Fund's income, but the Manager does not expect to engage extensively in that practice.

          The Fund can use hedging to  establish  a position  in the  securities market as a temporary substitute for purchasing particular  securities.  In that case the Fund would  normally seek to purchase the securities and then terminate that hedging position. The Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market.  To do so the
     Fund could:

o        buy futures, or
o        buy calls on such futures or on securities.

          The Fund's  strategy  of hedging  with  futures and options on futures will be incidental to the Fund's  activities in the underlying cash market.
     The particular  hedging  instruments the Fund can use are described  below.
     The Fund may employ new hedging  instruments  and strategies  when they are developed,  if those  investment  methods  are  consistent  with the Fund's investment  objective  and are  permissible  under  applicable  regulations governing the Fund.

          |X| Futures.  The Fund can buy and sell futures  contracts that relate to (1)  broadly-based  stock indices (these are referred to as "stock index futures"),  (2) an individual  stock  ("single stock  futures"),  (3) other broadly  based  securities  indices  (these are  referred to as  "financial futures"),  (4) debt  securities  (these are referred to as "interest  rate futures"),  (5)  foreign  currencies  (these are  referred  to as  "forward contracts")  and (6)  commodities  (these  are  referred  to as  "commodity futures").

          A  broadly-based  stock index is used as the basis for  trading  stock index  futures.  They may in some  cases be based on stocks of issuers in a particular industry or group of industries.  A stock index assigns relative values to the common stocks included in the index and its value  fluctuates in response to the changes in value of the underlying stocks. A stock index cannot  be  purchased  or sold  directly.  Financial  futures  are  similar contracts  based on the  future  value of the  basket  of  securities  that comprise the index. These contracts obligate the seller to deliver, and the purchaser  to take,  cash to settle the  futures  transaction.  There is no
     delivery  made  of  the   underlying   securities  to  settle  the  futures
     obligation.  Either party may also settle the  transaction by entering into an offsetting contract.

          An  interest  rate  future  obligates  the seller to deliver  (and the purchaser to take) cash or a specified  type of debt security to settle the futures  transaction.  Either  party  could also  enter into an  offsetting contract  to close  out the  position.  Similarly,  a single  stock  future obligates  the  seller to  deliver  (and the  purchaser  to take) cash or a specified equity security to settle the futures  transaction.  Either party could also enter into an  offsetting  contract  to close out the  position.
     Single stock  futures  trade on a very limited  number of  exchanges,  with contracts typically not fungible among the exchanges.

          The Fund can  invest a  portion  of its  assets in  commodity  futures contracts. Commodity futures may be based upon commodities within five main commodity  groups:  (1) energy,  which  includes  crude oil,  natural  gas, gasoline and heating oil; (2) livestock,  which  includes  cattle and hogs;
     (3) agriculture,  which includes wheat,  corn,  soybeans,  cotton,  coffee, sugar and cocoa; (4) industrial metals,  which includes  aluminum,  copper, lead, nickel,  tin and zinc; and (5) precious metals,  which includes gold, platinum  and silver.  The Fund may  purchase  and sell  commodity  futures contracts,  options  on  futures  contracts  and  options  and  futures  on commodity  indices with respect to these five main commodity groups and the individual  commodities  within  each  group,  as well as  other  types  of commodities.

          No money is paid or received by the Fund on the  purchase or sale of a future. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures  commission  merchant
     (the "futures broker").  Initial margin payments will be deposited with the
     Fund's  custodian  bank in an account  registered  in the futures  broker's name.  However,  the futures  broker can gain access to that  account  only under specified conditions. As the future is marked to market (that is, its value on the Fund's  books is  changed)  to  reflect  changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

          At any time prior to expiration  of the future,  the Fund may elect to close out its  position  by taking an  opposite  position,  at which time a final  determination  of variation  margin is made and any additional  cash must be paid by or released to the Fund.  Any loss or gain on the future is then  realized  by the  Fund for tax  purposes.  All  futures  transactions
     (except forward contracts) are effected through a clearinghouse  associated with the exchange on which the contracts are traded.

          Put and Call  Options.  The Fund can buy and sell certain kinds of put options  ("puts")  and call  options  ("calls").  The Fund can buy and sell exchange-traded and over-the-counter put and call options,  including index options,  securities options,  currency options,  commodities  options, and options on the other types of futures described above.

          Writing  Covered  Call  Options.  The Fund can write  (that is,  sell)
     covered calls.  If the Fund sells a call option,  it must be covered.  That means the Fund must own the security  subject to the call while the call is outstanding,  or, for  certain  types of calls,  the call may be covered by liquid assets  identified on the Fund's books to enable the Fund to satisfy its  obligations  if the call is  exercised.  Up to 50% of the Fund's total assets may be subject to calls the Fund writes.

          When  the  Fund  writes  a call on a  security,  it  receives  cash (a premium). The Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise  price  regardless of market price changes during the call period.
     The call period is usually not more than nine months.  The  exercise  price may differ from the market price of the underlying  security.  The Fund has the risk of loss  that the price of the  underlying  security  may  decline during  the call  period.  That risk may be  offset  to some  extent by the premium the Fund  receives.  If the value of the  investment  does not rise above the call price,  it is likely that the call will lapse  without being exercised.  In that  case the Fund  would  keep  the cash  premium  and the investment.

          When the Fund writes a call on an index, it receives cash (a premium).
     If the buyer of the call  exercises it, the Fund will pay an amount of cash equal  to the  difference  between  the  closing  price of the call and the exercise  price,  multiplied by a specified  multiple that  determines  the total value of the call for each point of  difference.  If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being  exercised.  In that case, the Fund would keep the premium.

          The Fund's custodian bank, or a securities  depository  acting for the custodian bank, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written  calls traded on  exchanges or as to other  acceptable escrow  securities.  In that  way,  no  margin  will be  required  for such transactions.  OCC will release the  securities  on the  expiration  of the option or when the Fund enters into a closing transaction.

          When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. government  securities dealer which will  establish  a formula  price at which the Fund will have the  absolute right to repurchase  that OTC option.  The formula price will  generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security  (that is, the option is "in the money").  When the Fund writes an
     OTC option,  it will treat as illiquid (for purposes of its  restriction on holding illiquid  securities) the mark-to-market value of any OTC option it holds,  unless  the  option  is  subject  to a  buy-back  agreement  by the executing broker.

          To terminate  its  obligation  on a call it has written,  the Fund may purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss,  depending  upon whether the net of the amount of the option transaction costs and the premium received on the call the  Fund  wrote  is more or less  than  the  price  of the  call  the Fund purchases  to close out the  transaction.  The Fund may realize a profit if the call expires  unexercised,  because the Fund will retain the underlying security  and the  premium  it  received  when it wrote the call.  Any such profits are  considered  short-term  capital  gains for federal  income tax purposes, as are the premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary  income.  If the Fund cannot  effect a closing purchase  transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

          The Fund may also write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written,  the Fund must cover the call by  identifying an equivalent  dollar amount of liquid assets on the Fund's books. The Fund will identify  additional liquid assets on the Fund's books if the value of the identified  assets drops below 100% of the current value of the future.
     Because of this identification  requirement,  in no circumstances would the
     Fund's receipt of an exercise  notice as to that future require the Fund to deliver a futures contract. It would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

           Writing Put Options.  The Fund can sell put options. A put option on securities  gives the  purchaser  the  right to sell,  and the  writer  the obligation to buy, the  underlying  investment at the exercise price during the option period. The Fund will not write puts if, as a result,  more than
     50% of the Fund's net assets  would be  required  to be  identified  on the
     Fund's books to cover such put options.

          If the Fund  writes a put,  the put must be covered  by liquid  assets identified on the Fund's books.  The premium the Fund receives from writing a put  represents  a  profit,  as  long  as the  price  of  the  underlying investment  remains  equal  to or  above  the  exercise  price  of the put.
     However,  the Fund also assumes the obligation  during the option period to buy the  underlying  investment  from the buyer of the put at the  exercise price,  even if the value of the investment falls below the exercise price.
     If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction  costs  incurred.  If the put is  exercised,  the Fund must  fulfill its  obligation  to purchase the underlying investment at the exercise price. That price will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the  underlying  investment and the premium received minus the sum of the exercise price and any transaction  costs the
     Fund incurred.

          When writing a put option on a security,  to secure its  obligation to pay for the underlying security the Fund will identify liquid assets with a value  equal to or  greater  than  the  exercise  price  of the  underlying securities.  The Fund  therefore  forgoes the  opportunity of investing the identified assets or writing calls against those assets.

          As long as the Fund's obligation as the put writer  continues,  it may be assigned an exercise notice by the  broker-dealer  through which the put was  sold.  That  notice  will  require  the Fund to take  delivery  of the underlying  security  and pay the exercise  price.  The Fund has no control over when it may be required to purchase the underlying security,  since it may be assigned an exercise  notice at any time prior to the termination of its obligation as the writer of the put. That  obligation  terminates  upon expiration  of the put.  It may also  terminate  if,  before it receives an exercise  notice,  the Fund  effects  a  closing  purchase  transaction  by purchasing  a put of the same  series  as it  sold.  Once the Fund has been
     assigned  an  exercise   notice,   it  cannot  effect  a  closing  purchase
     transaction.

          The Fund may  decide  to  effect a  closing  purchase  transaction  to realize a profit on an outstanding  put option it has written or to prevent the  underlying  security  from being  put.  Effecting  a closing  purchase transaction  will also  permit the Fund to write  another put option on the security,  or to sell the security  and use the proceeds  from the sale for other  investments.  The Fund will  realize a profit or loss from a closing purchase  transaction  depending on whether the cost of the  transaction is less or more than the premium  received  from  writing the put option.  Any profits from  writing  puts are  considered  short-term  capital  gains for federal tax  purposes,  and when  distributed  by the Fund,  are taxable as ordinary income.

          Purchasing  Puts and  Calls.  The Fund can  purchase  calls to protect against the possibility  that the Fund's  portfolio will not participate in an  anticipated  rise in the securities  market.  When the Fund buys a call
     (other than in a closing purchase transaction), it pays a premium. The Fund then has the  right to buy the  underlying  investment  from a seller  of a corresponding call on the same investment during the call period at a fixed exercise price.  The Fund benefits only if it sells the call at a profit or if, during the call period,  the market price of the underlying  investment is above  the sum of the call  price  plus the  transaction  costs  and the premium paid for the call and the Fund exercises the call. If the Fund does not  exercise  the call or sell it (whether  or not at a profit),  the call will become  worthless at its  expiration  date. In that case the Fund will have  paid the  premium  but lost the  right  to  purchase  the  underlying investment.

          The  Fund  can  buy  puts  whether  or not  it  holds  the  underlying investment  in its  portfolio.  When the Fund  purchases  a put,  it pays a premium  and,  except  as to puts on  indices,  has the  right  to sell the underlying  investment to a seller of a put on a  corresponding  investment during the put period at a fixed exercise price. Buying a put on securities or futures  the Fund owns  enables  the Fund to  attempt to protect  itself during  the put  period  against a decline  in the value of the  underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding  put. If the market price of the  underlying  investment is equal to or above the exercise price and, as a  result,  the put is not  exercised  or  resold,  the put will  become worthless at its expiration  date. In that case the Fund will have paid the premium but lost the right to sell the underlying investment.  However, the
     Fund may sell the put prior to its expiration.  That sale may or may not be at a profit.

          Buying a put on an investment  the Fund does not own (such as an index or  future)  permits  the Fund to resell  the put or to buy the  underlying investment  and sell it at the exercise  price.  The resale price will vary inversely to the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

          When the Fund purchases a call or put on an index or future, it pays a premium,  but  settlement  is in  cash  rather  than  by  delivery  of  the underlying  investment to the Fund.  Gain or loss depends on changes in the index in question  (and thus on price  movements in the  securities  market generally)  rather than on price  movements  in  individual  securities  or futures contracts.

          The Fund may buy a call or put only if, after the purchase,  the value of all call and put  options  held by the Fund  will not  exceed  5% of the
     Fund's total assets.

          Buying and Selling Options on Foreign Currencies. The Fund can buy and
     sell calls and puts on foreign currencies. They include puts and calls that trade on a securities or  commodities  exchange or in the  over-the-counter markets or are quoted by major recognized dealers in such options. The Fund could use these  calls and puts to try to protect  against  declines in the dollar  value of foreign  securities  and  increases  in the dollar cost of foreign securities the Fund wants to acquire.

          If the  Manager  anticipates  a rise in the dollar  value of a foreign currency in which securities to be acquired are denominated,  the increased cost of those  securities  may be partially  offset by purchasing  calls or writing puts on that foreign currency. If the Manager anticipates a decline in the dollar value of a foreign currency,  the decline in the dollar value of portfolio  securities  denominated  in that currency  might be partially offset  by  writing  calls or  purchasing  puts on that  foreign  currency.
     However,  the currency rates could fluctuate in a direction  adverse to the
     Fund's  position.  The Fund will then have incurred option premium payments and transaction costs without a corresponding benefit.

          A call the Fund writes on a foreign  currency is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate  right to acquire that foreign  currency  without  additional cash  consideration  (or it can do so  for  additional  cash  consideration identified  on its books  upon  conversion  or  exchange  of other  foreign currency held in its portfolio.

          The Fund could  write a call on a foreign  currency to provide a hedge against a decline in the U.S.  dollar  value of a  security  which the Fund owns or has the right to acquire and which is  denominated  in the currency underlying  the  option.  That  decline  might be one that occurs due to an expected  adverse  change  in  the  exchange  rate.  This  is  known  as  a
     "cross-hedging"  strategy.  In those  circumstances,  the Fund  covers  the option by  identifying  on its books cash,  U.S.  government  securities or other liquid  securities  in an amount  equal to the exercise  price of the option.

          Risks of  Hedging  with  Options  and  Futures.  The use of  hedging instruments requires special skills and knowledge of investment  techniques that are different than what is required for normal  portfolio  management.
     If the Manager uses a hedging instrument at the wrong time or judges market conditions  incorrectly,  hedging  strategies may reduce the Fund's return.
     The Fund could also  experience  losses if the  prices of its  futures  and options positions were not correlated with its other investments.

          The Fund's option activities might affect its portfolio  turnover rate and brokerage commissions.  The exercise of calls written by the Fund might cause the Fund to sell related  portfolio  securities,  thus increasing its turnover  rate.  The exercise by the Fund of puts on securities  will cause the sale of underlying investments, increasing portfolio turnover. Although the  decision  whether  to  exercise  a put it holds is within  the  Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

          The Fund could pay a brokerage  commission each time it buys a call or put,  sells a call or put,  or buys or sells an  underlying  investment  in connection with the exercise of a call or put. Those  commissions  could be higher on a relative  basis than the  commissions  for direct  purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying  investments.  Consequently, put and call options offer large amounts of leverage.  The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

          If a covered call  written by the Fund is  exercised on an  investment that  has  increased  in  value,  the  Fund  will be  required  to sell the investment at the call price.  It will not be able to realize any profit if the investment has increased in value above the call price.

          An option  position  may be closed out only on a market that  provides secondary trading for options of the same series, and there is no assurance that a liquid  secondary market will exist for any particular  option.  The
     Fund might  experience  losses if it could not close out a position because of an illiquid market for the future or option.

          There  is a  risk  in  using  short  hedging  by  selling  futures  or purchasing puts on  broadly-based  indices or futures to attempt to protect against declines in the value of the Fund's portfolio securities.  The risk is that the prices of the futures or the  applicable  index will  correlate imperfectly with the behavior of the cash prices of the Fund's  securities.
     For  example,  it  is  possible  that  while  the  Fund  has  used  hedging instruments in a short hedge, the market might advance and the value of the securities held in the Fund's  portfolio  might decline.  If that occurred, the Fund would lose money on the hedging  instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very  brief  period or to a very  small  degree,  over time the value of a  diversified  portfolio of  securities  will tend to move in the same direction as the indices upon which the hedging instruments are based.

          The risk of imperfect  correlation increases as the composition of the
     Fund's  portfolio  diverges from the securities  included in the applicable index.  To  compensate  for the imperfect  correlation  of movements in the price of the portfolio  securities  being hedged and movements in the price of the hedging  instruments,  the Fund might use hedging  instruments  in a greater dollar amount than the dollar amount of portfolio  securities being hedged.  It might do so if the  historical  volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

          The ordinary  spreads  between prices in the cash and futures  markets are  subject  to  distortions,  due to  differences  in the nature of those markets.  First,  all  participants  in the  futures  market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements,  investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets.  Second,  the liquidity of the futures market depends on participants  entering into offsetting  transactions rather than making or taking  delivery.  To the extent  participants  decide to make or take  delivery,  liquidity  in the futures  market  could be reduced,  thus producing  distortion.  Third,  from the point of view of speculators,  the deposit  requirements  in the futures  market are less  onerous than margin requirements in the securities markets. Therefore,  increased participation by speculators in the futures market may cause temporary price distortions.

          The Fund can use hedging  instruments  to  establish a position in the securities markets as a temporary substitute for the purchase of individual securities  (long  hedging) by buying futures and/or calls on such futures, broadly-based  indices or on securities.  It is possible that when the Fund does so the market might decline.  If the Fund then concludes not to invest in securities  because of concerns that the market might decline further or for other reasons,  the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

          Forward  Contracts.  Forward contracts are foreign currency exchange contracts.  They  are  used  to buy or sell  foreign  currency  for  future delivery at a fixed price.  The Fund uses them to "lock in" the U.S. dollar price of a security  denominated  in a foreign  currency  that the Fund has bought or sold, or to protect  against  possible losses from changes in the relative values of the U.S. dollar and a foreign currency.  The Fund limits its exposure in foreign currency exchange contracts in a particular foreign currency  to the amount of its assets  denominated  in that  currency  or a closely-correlated  currency.  The Fund may also use "cross-hedging"  where the Fund hedges  against  changes in currencies  other than the currency in which a security it holds is denominated.

          Under a forward  contract,  one party agrees to purchase,  and another party agrees to sell, a specific  currency at a future date.  That date may be any fixed  number of days from the date of the  contract  agreed upon by the  parties.  The  transaction  price is set at the time the  contract  is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial  banks) and their customers.

          The Fund may use forward  contracts to protect against  uncertainty in the level of future exchange rates.  The use of forward  contracts does not eliminate  the  risk  of  fluctuations  in the  prices  of  the  underlying securities  the Fund owns or intends to acquire,  but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged  currency,  at the same time they limit any potential gain if the value of the hedged currency increases.

          When the Fund  enters  into a contract  for the  purchase or sale of a security  denominated  in  a  foreign  currency,  or  when  it  anticipates receiving dividend payments in a foreign currency, the Fund might desire to
     "lock-in"  the  U.S.  dollar  price  of the  security  or the  U.S.  dollar equivalent of the dividend payments.  To do so, the Fund might enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying  transaction,  in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a "transaction hedge." The transaction  hedge  will  protect  the Fund  against a loss from an adverse change in the currency exchange rates during the period between the date on which  the  security  is  purchased  or sold or on  which  the  payment  is declared, and the date on which the payments are made or received.

          The Fund could also use forward  contracts to lock in the U.S.  dollar value of portfolio  positions.  This is called a "position hedge." When the
     Fund believes  that foreign  currency  might suffer a  substantial  decline against the U.S. dollar,  it could enter into a forward contract to sell an amount of that foreign currency  approximating  the value of some or all of the Fund's portfolio securities denominated in that foreign currency.  When the Fund believes that the U.S.  dollar might suffer a substantial  decline against a foreign  currency,  it could enter into a forward contract to buy that foreign  currency for a fixed dollar amount.  Alternatively,  the Fund could enter into a forward  contract to sell a different  foreign  currency for a fixed U.S.  dollar amount if the Fund  believes that the U.S.  dollar value of the foreign  currency to be sold pursuant to its forward  contract will fall  whenever  there is a  decline  in the U.S.  dollar  value of the currency in which portfolio securities of the Fund are denominated. That is referred to as a "cross hedge."

          The Fund will cover its short  positions in these cases by identifying on its books liquid assets having a value equal to the aggregate  amount of the Fund's commitment under forward contracts. The Fund will not enter into forward  contracts  or  maintain a net  exposure to such  contracts  if the consummation  of the contracts would obligate the Fund to deliver an amount of  foreign  currency  in  excess  of the  value  of the  Fund's  portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge.

          However,  to avoid excess transactions and transaction costs, the Fund may maintain a net exposure to forward  contracts in excess of the value of the Fund's  portfolio  securities  or other assets  denominated  in foreign
     currencies  if  the  excess  amount  is  "covered"  by  liquid   securities
     denominated in any currency.  The cover must be at least equal at all times to the amount of that excess.  As one alternative,  the Fund may purchase a call option  permitting the Fund to purchase the amount of foreign currency being  hedged  by a forward  sale  contract  at a price no higher  than the forward contract price. As another alternative, the Fund may purchase a put option  permitting the Fund to sell the amount of foreign  currency subject to a  forward  purchase  contract  at a price  as high or  higher  than the forward contact price.

          The precise  matching of the amounts under  forward  contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements  between the date the forward contract is entered  into and the date it is sold.  In some  cases  the  Manager  might decide to sell the  security  and  deliver  foreign  currency to settle the original purchase  obligation.  If the market value of the security is less than the amount of foreign  currency the Fund is obligated to deliver,  the
     Fund might have to purchase additional foreign currency on the "spot" (that is, cash) market to settle the security  trade.  If the market value of the security  instead  exceeds  the  amount  of  foreign  currency  the Fund is obligated  to deliver  to settle the trade,  the Fund might have to sell on the spot market some of the foreign currency  received upon the sale of the security.  There will be additional transaction costs on the spot market in those cases.

          The projection of short-term  currency  market  movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly  uncertain.  Forward  contracts  involve  the risk that  anticipated currency  movements will not be accurately  predicted,  causing the Fund to sustain losses on these contracts and to pay additional transactions costs.
     The use of  forward  contracts  in this  manner  might  reduce  the  Fund's performance  if there are  unanticipated  changes in  currency  prices to a greater degree than if the Fund had not entered into such contracts.

          At or before the maturity of a forward contract  requiring the Fund to sell a currency,  the Fund might sell a portfolio security and use the sale proceeds to make  delivery of the  currency.  In the  alternative  the Fund might retain the security and offset its contractual  obligation to deliver the currency by purchasing a second contract.  Under that contract the Fund will obtain,  on the same  maturity  date,  the same amount of the currency that it is  obligated  to  deliver.  Similarly,  the Fund might close out a forward contract  requiring it to purchase a specified currency by entering into a second  contract  entitling  it to sell the same  amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result  of  entering  into such an  offsetting  forward contract  under  either  circumstance.  The gain or loss will depend on the extent to which the exchange rate or rates between the currencies  involved moved  between the  execution  dates of the first  contract and  offsetting contract.

          The costs to the Fund of  engaging  in forward  contracts  varies with factors such as the currencies involved,  the length of the contract period and the market  conditions then prevailing.  Because forward  contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved.  Because these  contracts are not traded on an exchange,  the
     Fund must  evaluate  the credit and  performance  risk of the  counterparty under each forward contract.

          Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert  its  holdings of foreign  currencies  into U.S.
     dollars on a daily basis.  The Fund may convert foreign  currency from time to time, and will incur costs in doing so. Foreign  exchange dealers do not charge a fee for conversion,  but they do seek to realize a profit based on the  difference  between  the  prices  at which  they buy and sell  various currencies.  Thus, a dealer  might offer to sell a foreign  currency to the
     Fund at one rate,  while  offering a lesser  rate of  exchange  if the Fund desires to resell that currency to the dealer.

          o Regulatory Aspects of Hedging  Instruments.  The Commodities Futures
     Trading Commission (the "CFTC") recently eliminated  limitations on futures trading by  certain  regulated  entities  including  registered  investment companies and consequently  registered  investment  companies may engage in unlimited  futures  transactions and options thereon provided that the Fund claims an exclusion from regulation as a commodity pool operator.  The Fund has  claimed  such an  exclusion  from  registration  as a  commodity  pool operator under the Commodity Exchange Act ("CEA"). The Fund may use futures and options for hedging and non-hedging  purposes to the extent  consistent with its investment objective,  internal risk management guidelines adopted by the  Fund's  investment  advisor  (as they may be  amended  from time to time),  and as  otherwise  set  forth  in the  Fund's  prospectus  or  this statement of additional information.

          Transactions  in  options  by the  Fund  are  subject  to  limitations established by the option exchanges. The exchanges limit the maximum number of options  that may be written  or held by a single  investor  or group of investors  acting in concert.  Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different  exchanges or through one or more brokers.  Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other  investment  companies  having the same advisor as the Fund
     (or an advisor that is an affiliate of the Fund's  advisor).  The exchanges also impose position limits on Futures transactions.  An exchange may order the  liquidation of positions  found to be in violation of those limits and may impose certain other sanctions.

          Under interpretations of staff members of the SEC regarding applicable provisions of the Investment Company Act, when the Fund purchases a future, it must segregate cash or readily marketable short-term debt instruments in an  amount  equal to the  purchase  price of the  future,  less the  margin deposit applicable to it.

          Tax Aspects of Certain Hedging  Instruments.  Certain foreign currency exchange  contracts  in which the Fund may invest are  treated as  "Section
     1256  contracts"  under the Internal  Revenue  Code.  In general,  gains or losses  relating  to  Section  1256  contracts  are  characterized  as  60%
     long-term  and 40%  short-term  capital  gains or  losses  under  the Code.
     However,  foreign  currency  gains or  losses  arising  from  Section  1256 contracts  that are  forward  contracts  generally  are treated as ordinary income or loss. In addition, Section 1256 contracts held by the Fund at the end of each taxable year are  "marked-to-market,"  and unrealized  gains or losses are treated as though they were realized.  These  contracts also may be  marked-to-market  for purposes of determining the excise tax applicable to investment  company  distributions  and for other  purposes  under rules prescribed  pursuant to the Internal  Revenue Code. An election can be made by the  Fund  to  exempt  those  transactions  from  this  marked-to-market treatment.

          Certain  forward   contracts  the  Fund  enters  into  may  result  in
     "straddles" for federal income tax purposes.  The straddle rules may affect the  character  and timing of gains (or losses)  recognized  by the Fund on straddle  positions.  Generally,  a loss sustained on the  disposition of a position  making up a straddle is allowed  only to the extent that the loss exceeds any  unrecognized  gain in the offsetting  positions  making up the straddle.  Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

Under the Internal  Revenue Code,  the following  gains or losses are treated as ordinary income or loss:

1. gains or losses  attributable  to  fluctuations  in exchange rates that occur between  the time the Fund  accrues  interest  or other  receivables  or accrues expenses or other liabilities denominated in a foreign currency and the time the
Fund actually collects such receivables or pays such liabilities, and

2.  gains or  losses  attributable  to  fluctuations  in the  value of a foreign currency  between the date of  acquisition  of a debt security  denominated in a foreign  currency  or  foreign  currency  forward  contracts  and  the  date  of disposition.

          Currency  gains and losses are offset  against market gains and losses on each trade before determining a net "Section 988" gain or loss under the
     Internal  Revenue  Code for that trade,  which may increase or decrease the amount of the Fund's  investment  income  available for distribution to its shareholders.

Investment  in Other  Investment  Companies.  The Fund  can also  invest  in the securities of other  investment  companies,  which can include  open-end  funds, closed-end funds and unit investment trusts,  subject to the limits set forth in the  Investment  Company Act that apply to those types of  investments,  and the following  additional  limitation:  the Fund cannot invest in the  securities of other registered  investment  companies or registered unit investment  trusts in reliance  on  sub-paragraph  (F) or (G) of section  12(d)(1)  of the  Investment
Company Act of 1940. For example, the Fund can invest in exchange-traded  funds, which are typically open-end funds or unit investment trusts,  listed on a stock exchange.  The Fund might do so as a way of gaining  exposure to the segments of the equity or fixed-income  markets  represented by the  Exchange-Traded  Funds'
portfolio,  at  times  when  the  Fund  may not be able to buy  those  portfolio securities directly.

          Investing  in another  investment  company  may involve the payment of substantial premiums above the value of such investment company's portfolio securities and is subject to limitations under the Investment  Company Act.
     The Fund does not intend to invest in other investment companies unless the
     Manager believes that the potential  benefits of the investment justify the payment of any premiums or sales charges. As a shareholder of an investment company,  the Fund would be subject to its ratable share of that investment company's expenses,  including its advisory and administration expenses. At the same  time,  the Fund  would  bear its own  management  fees and  other expenses.  The Fund does not anticipate  investing a substantial  amount of its net assets in shares of other investment companies.

          |X| Temporary Defensive and Interim Investments. When market, economic or  political  conditions  are  unstable,  or the  Manager  believes  it is otherwise  appropriate to reduce holdings in stocks, the Fund can invest in a variety of debt  securities  for  defensive  purposes.  The Fund can also purchase these securities for liquidity  purposes to meet cash needs due to the  redemption  of Fund shares,  or to hold while waiting to reinvest cash received from the sale of other portfolio securities. The Fund can buy:

o  high-quality  (rated in the top rating  categories  of  nationally-recognized rating  organizations  or deemed by the  Manager to be of  comparable  quality), short-term  money  market  instruments,  including  those  issued  by the U.  S.
Treasury or other government agencies,

o  commercial  paper  (short-term,  unsecured,  promissory  notes of domestic or foreign  companies) rated in the top rating category of a nationally  recognizes rating organization,

o debt obligations of corporate issuers,  rated investment grade (rated at least
Baa by Moody's  Investors  Service,  Inc.  or at least BBB by  Standard & Poor's
Rating  Service,  or a comparable  rating by another  rating  organization),  or unrated  securities judged by the Manager to be of a quality comparable to rated securities in those categories,

o certificates of deposit and bankers' acceptances of domestic and foreign banks and savings and loan associations, and

o repurchase agreements.

          Short-term debt securities would normally be selected for defensive or cash management  purposes because they can normally be disposed of quickly, are not generally  subject to significant  fluctuations  in principal value and their value will be less subject to interest rate risk than longer-term debt securities.

Other Investment Restrictions

          |X| What Are the Fund's "Fundamental  Policies?"  Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority"  of the Fund's  outstanding voting  securities.  Under the Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:

     o 67%  or  more  of  the  shares  present  or  represented  by  proxy  at a shareholder  meeting,  if the  holders of more than 50% of the  outstanding shares are present or represented by proxy, or

     o more than 50% of the outstanding shares.

          The  Fund's  investment  objective  is  a  fundamental  policy.  Other policies  described  in the  Prospectus  or this  Statement  of  Additional
     Information  are  "fundamental"  only if they are  identified as such.  The
     Fund's  Board of  Trustees  can  change  non-fundamental  policies  without shareholder approval.  However,  significant changes to investment policies will be  described  in  supplements  or updates to the  Prospectus  or this
     Statement of Additional Information,  as appropriate.  The Fund's principal investment policies are described in the Prospectus.

          |X| What Are the Fund's Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Fund.

     o The Fund cannot buy securities  issued or guaranteed by any one issuer if more than 5% of its total  assets would be invested in  securities  of that issuer  or if it  would  then own more  than  10% of that  issuer's  voting securities. That restriction applies to 75% of the Fund's total assets. The limit does not apply to securities issued by the U.S.  government or any of its agencies or instrumentalities.

     o The Fund cannot lend money. However, it can invest in all or a portion of an issue of bonds, debentures,  commercial paper or other similar corporate obligations,  whether or not they are  publicly  distributed.  The Fund may also lend its portfolio  securities subject to any restrictions  adopted by the Board of Trustees, and may enter into repurchase agreements.

     o The Fund cannot concentrate investments.  That means it cannot invest 25%
     or more of its total assets in companies in any one  industry.  Obligations of  the  U.S.  government,  its  agencies  and  instrumentalities  are  not
     considered  to  be  part  of  an  "industry"   for  the  purposes  of  this
     restriction.

     o The Fund cannot  invest in real  estate.  However,  the Fund can purchase readily-marketable securities of companies holding real estate or interests in real estate.

     o The Fund cannot  issue  "senior  securities,"  but this does not prohibit certain  investment  activities for which assets of the Fund are designated
     as  segregated,   or  margin,   collateral  or  escrow   arrangements   are
     established, to cover the related obligations. Examples of those activities include borrowing money,  reverse repurchase  agreements,  delayed-delivery and when-issued  arrangements for portfolio  securities  transactions,  and contracts  to buy or sell  derivatives,  hedging  instruments,  options  or futures.

     o The Fund cannot  underwrite  securities of other  companies.  A permitted exception is in case it is deemed to be an underwriter under the Securities
     Act of 1933 when reselling any securities held in its own portfolio.

     o The Fund cannot invest in commodities or commodity contracts,  other than the hedging instruments  permitted by any of its other investment policies.
     It does not matter  whether the hedging  instrument  is  considered to be a commodity or commodity contract.

          |X| Does the Fund Have Any Restrictions That Are Not Fundamental?  The
     Fund has a number of other investment restrictions that are not fundamental policies,  which  means that they can be  changed by the Board of  Trustees without shareholder approval.

     o The Fund cannot invest in companies for the purpose of acquiring  control or management of them.

     o The Fund cannot purchase securities on margin. However, the Fund may make margin deposits in connection with any of the hedging instruments permitted by any of its other investment policies.

     o The Fund cannot  invest in or hold  securities  of any issuer if officers and Trustees of the Fund or the Manager individually  beneficially own more than 1/2 of 1% of the  securities of that issuer and together own more than
     5% of the securities of that issuer.

     o The Fund cannot pledge any of its assets. However, this does not prohibit the escrow arrangements contemplated by the writing of covered call options or other  collateral or margin  arrangements  in connection with any of the hedging instruments permitted by any of its other investment policies.

          Unless the  Prospectus  or this  Statement of  Additional  Information states  that a  percentage  restriction  applies  on an ongoing  basis,  it applies  only at the time the Fund makes an  investment.  The Fund need not sell  securities  to  meet  the  percentage  limits  if  the  value  of the investment increases in proportion to the size of the Fund.

          For purposes of the Fund's policy not to concentrate  its  investments as described above, the Fund has adopted the industry  classifications  set forth in Appendix A to this  Statement of Additional  Information.  This is not a fundamental policy.

How the Fund is Managed

     Organization and History. The Fund is an open-end,  diversified  management investment  company  with an  unlimited  number  of  authorized  shares  of beneficial  interest.  The Fund was organized as a  Massachusetts  business trust in 1997.

          Classes of Shares.  The Trustees are authorized,  without  shareholder approval,  to create new series and  classes of shares.  The  Trustees  may reclassify unissued shares of the Fund into additional series or classes of shares.  The Trustees also may divide or combine the shares of a class into a greater or lesser  number of shares  without  changing the  proportionate beneficial  interest  of a  shareholder  in the  Fund.  Shares  do not have cumulative voting rights or preemptive or subscription  rights.  Shares may be voted in person or by proxy at shareholder meetings.

          The Fund currently has four classes of shares: Class A, Class B, Class
     C and Class N. All classes invest in the same  investment  portfolio.  Only retirement plans may purchase Class N shares. Each class of shares:

     o has its own dividends and distributions,

     o pays certain expenses which may be different for the different classes,

     o may have a different net asset value,

     o may have  separate  voting  rights on matters in which  interests  of one class are different from interests of another class, and

     o votes as a class on matters that affect that class alone.

          Shares are freely  transferable,  and each share of each class has one vote at shareholder meetings,  with fractional shares voting proportionally on matters  submitted to the vote of  shareholders.  Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

          Meetings of Shareholders.  As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of  shareholders,  but may do so from time to time on important  matters or when required to do so by the  Investment  Company Act or other  applicable law.  Shareholders have the right, upon a vote or declaration in writing of two-thirds of the outstanding shares of the Fund, to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

          The  Trustees  will  call a  meeting  of  shareholders  to vote on the removal of a Trustee upon the written  request of the record holders of 10%
     of its outstanding  shares. If the Trustees receive a request from at least
     10  shareholders   stating  that  they  wish  to  communicate   with  other
     shareholders  to request a meeting to remove a Trustee,  the Trustees  will then either make the Fund's shareholder list available to the applicants or mail  their  communication  to all other  shareholders  at the  applicants'
     expense.  The shareholders  making the request must have been  shareholders for at least six months and must hold  shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund's  outstanding  shares. The
     Trustees may also take other action as permitted by the Investment  Company
     Act.

          Shareholder  and Trustee  Liability.  The Fund's  Declaration of Trust
     contains an express  disclaimer of shareholder or Trustee liability for the
     Fund's obligations.  It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder  held personally liable for its obligations.  The Declaration of Trust also states that upon request,  the Fund  shall  assume the  defense of any claim made  against a shareholder  for any act or  obligation  of the Fund and shall  satisfy any judgment  on that  claim.  Massachusetts  law  permits a  shareholder  of a business  trust  (such  as the  Fund)  to be held  personally  liable  as a
     "partner"  under  certain  circumstances.  However,  the  risk  that a Fund shareholder will incur financial loss from being held liable as a "partner"
     of the Fund is limited to the relatively remote  circumstances in which the
     Fund would be unable to meet its obligations.

          The  Fund's  contractual  arrangements  state  that any  person  doing business with the Fund (and each  shareholder of the Fund) agrees under its
     Declaration  of  Trust  to  look  solely  to the  assets  of the  Fund  for satisfaction of any claim or demand that may arise out of any dealings with the Fund.  Additionally,  the Trustees shall have no personal  liability to any such person, to the extent permitted by law.

     Board of Trustees and Oversight Committees. The Fund is governed by a Board
     of  Trustees,   which  is  responsible  for  protecting  the  interests  of shareholders  under  Massachusetts  law.  The  Trustees  meet  periodically
     throughout  the  year  to  oversee  the  Fund's   activities,   review  its
     performance, and review the actions of the Manager.

          The Board of Trustees has an Audit Committee, a Regulatory & Oversight
     Committee,  a  Governance  Committee  and  a  Proxy  Committee.  The  Audit
     Committee is comprised solely of Independent  Trustees.  The members of the
     Audit Committee are Joel Motley  (Chairman),  Kenneth Randall and Edward V.
     Regan.  The Audit  Committee held 6 meetings  during the Fund's fiscal year ended  August  31,  2004.  The Audit  Committee  provides  the  Board  with
     recommendations   regarding  the   selection  of  the  Fund's   independent
     registered  public  accounting  firm . The Audit Committee also reviews the scope and  results of audits and the audit fees  charged,  reviews  reports from the Fund's  independent  registered  public accounting firm concerning the Fund's internal accounting procedures, and controls and reviews reports of the Manager's  internal auditor,  among other duties as set forth in the
     Committee's charter.

          The  members of the  Regulatory  & Oversight  Committee  are Robert G.
     Galli  (Chairman),  Phillip  Griffiths  and Joel Motley.  The  Regulatory &
     Oversight  Committee  held 6 meetings  during the Fund's  fiscal year ended
     August 31, 2004. The Regulatory & Oversight Committee evaluates and reports to  the  Board  on  the  Fund's  contractual  arrangements,  including  the
     Investment Advisory and Distribution  Agreements,  transfer and shareholder service  agreements  and  custodian  agreements as well as the policies and procedures  adopted by the Fund to comply with the  Investment  Company Act and  other  applicable  law,  among  other  duties  as  set  forth  in  the
     Committee's charter.

          The  members  of  the  Governance   Committee  are  Phillip  Griffiths
     (Chairman),  Kenneth  Randall and Russell S.  Reynolds,  Jr. The Governance
     Committee  held 7 meetings  during the Fund's  fiscal year ended August 31,
     2004. The Governance  Committee reviews the Fund's  governance  guidelines, the  adequacy of the Fund's  Codes of Ethics,  and  develops  qualification
     criteria  for  Board  members   consistent   with  the  Fund's   governance
     guidelines, among other duties set forth in the Committee's charter.

          The  members of the Proxy  Committee  are Edward V. Regan  (Chairman),
     John V.  Murphy and  Russell S.  Reynolds  Jr. The Proxy  Committee  held 1 meeting  during the Fund's  fiscal year ended  August 31,  2004.  The Proxy
     Committee  provides  the Board with  recommendations  for proxy  voting and monitors proxy voting by the Fund.

     Trustees  and  Officers  of the Fund.  Except for Mr.  Murphy,  each of the
     Trustees is an "Independent  Trustee" under the Investment Company Act. Mr.
     Murphy  is an  "Interested  Trustee,"  because  he is  affiliated  with the
     Manager  by virtue of his  positions  as an  officer  and  director  of the
     Manager, and as a shareholder of its parent company.

          The Fund's  Trustees and officers  and their  positions  held with the
     Fund  and  length  of  service  in such  position(s)  and  their  principal occupations and business affiliations during the past five years are listed in the chart below.  The  information  for the Trustees  also  includes the dollar range of shares of the Fund as well as the aggregate dollar range of shares  beneficially  owned in any of the Oppenheimer funds overseen by the
     Trustees.  All of the  Trustees  are  also  trustees  or  directors  of the following  publicly  offered  Oppenheimer  funds  (referred  to as "Board I
     Funds"):

Oppenheimer AMT-Free Municipals           Oppenheimer Global Fund
Oppenheimer AMT-Free New
      York Municipals                     Oppenheimer Global Opportunities Fund
Oppenheimer California Municipal Fund     Oppenheimer Gold & Special
                                                Minerals Fund
Oppenheimer Balanced Fund                 Oppenheimer Growth Fund
Oppenheimer Capital Appreciation Fund     Oppenheimer International Growth Fund
Oppenheimer Capital Preservation Fund     Oppenheimer International Small
                                                Company Fund
Oppenheimer Developing Markets Fund      Oppenheimer Money Market Fund, Inc.
Oppenheimer Discovery Fund               Oppenheimer Multi-Sector Income Trust
Oppenheimer Emerging Growth Fund         Oppenheimer Multi-State Municipal Trust
Oppenheimer Emerging
         Technologies Fund               Oppenheimer Series Fund, Inc.
Oppenheimer Enterprise Fund              Oppenheimer U.S. Government Trust

          In addition  to being a trustee or director of the Board I Funds,  Mr.
     Galli  is  also  a  director  or  trustee  of 10  other  portfolios  in the
     OppenheimerFunds complex. Present or former officers,  directors,  trustees and employees (and their immediate family members) of the Fund, the Manager and its  affiliates,  and  retirement  plans  established by them for their employees  are  permitted  to  purchase  Class A shares of the Fund and the other Oppenheimer funds at net asset value without sales charge.  The sales charges on Class A shares is waived for that group because of the economies of sales efforts realized by the Distributor.

          Messrs. Sah, Murphy, Petersen,  Vandehey,  Vottiero,  Wixted and Zack,
     and Mses.  Bloomberg,  Ives and Lee respectively hold the same offices with one or more of the other  Board I Funds as with the Fund.  As of October 6,
     2004 the Trustees and officers of the Fund, as a group,  owned of record or beneficially  less  than  1% of each  class  of  shares  of the  Fund.  The foregoing  statement does not reflect  ownership of shares of the Fund held of record by an employee  benefit plan for employees of the Manager,  other than the shares  beneficially  owned under the plan by the  officers of the
     Fund listed above. In addition,  each Independent  Trustee,  and his or her family members,  do not own securities of either the Manager or Distributor of the Board I Funds or any  person  directly  or  indirectly  controlling, controlled by or under common control with the Manager or Distributor.

          |X| Affiliated Transactions and Material Business  Relationships.  Mr.
     Reynolds has  reported he has a  controlling  interest in The  Directorship
     Group, Inc. ("The Directorship  Search Group"), a director  recruiting firm that provided  consulting  services to Massachusetts  Mutual Life Insurance
     Company (which controls the Manager) for fees of $137,500 for calendar year ended December 31, 2002. Mr. Reynolds reported that The Directorship Search
     Group did not  provide  consulting  services to  Massachusetts  Mutual Life
     Insurance  Company  during the calendar year ended  December 31, 2003,  and does not expect to provide  any such  services in the  calendar  year ended
     December 31, 2004.

          The Independent  Trustees have  unanimously  (except for Mr. Reynolds, who  abstained)  determined  that the consulting  arrangements  between The
     Directorship  Search Group and Massachusetts  Mutual Life Insurance Company
     were  not  material  business  or  professional  relationships  that  would compromise Mr. Reynolds' status as an Independent Trustee.  Nonetheless, to assure  certainty  as to  determinations  of the Board and the  Independent
     Trustees as to matters upon which the  Investment  Company Act or the rules thereunder  require  approval by a majority of  Independent  Trustees,  Mr.
     Reynolds will not be counted for purposes of  determining  whether a quorum of  Independent  Trustees was present or whether a majority of  Independent
     Trustees approved the matter.

          The address of each  Trustee in the chart below is 6803 S. Tucson Way,
     Centennial,  CO  80112-3924.  Each Trustee  serves for an indefinite  term, until his or her resignation, retirement, death or removal.

                   Independent Trustees

------------------------------ -------------------------------------------------------- ---------------- ----------------
Name,                          Principal Occupation(s) During Past 5 Years;             Dollar Range     Aggregate
                                                                                                         Dollar Range
                                                                                                         Of Shares
                                                                                                         Beneficially
                                                                                                         Owned in Any
                                                                                        of Shares        of the

Position(s) Held with Fund,    Other Trusteeships/Directorships Held by Trustee ;       Beneficially     Oppenheimer
Length of Service,             Number of Portfolios in Fund Complex Currently           Owned in the     Funds Overseen
Age                            Overseen by Trustee                                      Fund             by Trustee

------------------------------ -------------------------------------------------------- ---------------- ----------------
------------------------------ -------------------------------------------------------- ---------------------------------

                                                                                            As of December 31, 2003

------------------------------ -------------------------------------------------------- ---------------------------------
------------------------------ -------------------------------------------------------- ---------------- ----------------

Clayton K. Yeutter, Chairman   Of Counsel (since June 1993) Hogan & Hartson (a law      $0               Over $100,000
of the Board of Trustees       firm); a director (since 2002) of Danielson Holding
since 2003;                    Corp. Formerly a director of Weyerhaeuser Corp.
Trustee since 1997             (1999-April 2004), Caterpillar, Inc. (1993-December
Age: 73                        2002), ConAgra Foods (1993-2001), Texas Instruments
                               (1993-2001) and FMC Corporation (1993-2001). Oversees

                               25 portfolios in the OppenheimerFunds complex.
------------------------------ -------------------------------------------------------- ---------------- ----------------
------------------------------ -------------------------------------------------------- ---------------- ----------------
Robert G. Galli,               A trustee or director of other Oppenheimer funds.        $0               Over $100,000
Trustee since 1997             Oversees 35 portfolios in the OppenheimerFunds complex.

Age: 71

------------------------------ -------------------------------------------------------- ---------------- ----------------
------------------------------ -------------------------------------------------------- ---------------- ----------------

Phillip A. Griffiths,          A director (since 1991) of the Institute for Advanced    $0               Over $100,000
Trustee since 1999             Study, Princeton, N.J., a director (since 2001) of GSI
Age: 65                        Lumonics, a trustee (since 1983) of Woodward Academy,

                               a Senior Advisor (since 2001) of The Andrew W. Mellon
                               Foundation. A member of: the National Academy of
                               Sciences (since 1979), American Academy of Arts and
                               Sciences (since 1995), American Philosophical Society
                               (since 1996) and Council on Foreign Relations (since
                               2002). Formerly a director of Bankers Trust New York
                               Corporation (1994-1999). Oversees 25 portfolios in the
                               OppenheimerFunds complex.
------------------------------ -------------------------------------------------------- ---------------- ----------------
------------------------------ -------------------------------------------------------- ---------------- ----------------

Joel W. Motley,                Director (since January 2002) Columbia Equity            $0               $10,001-$50,000
Trustee since 2002             Financial Corp. (privately-held financial adviser);
Age: 52                        Managing Director (since January 2002) Carmona Motley,
                               Inc. (privately-held financial adviser). Formerly a
                               Managing Director of Carmona Motley Hoffman Inc.
                               (privately-held financial adviser) (January
                               1998-December 2001). Oversees 25 portfolios in the
                               OppenheimerFunds complex.

------------------------------ -------------------------------------------------------- ---------------- ----------------
------------------------------ -------------------------------------------------------- ---------------- ----------------

Kenneth A. Randall, Trustee    A director (since February 1972) of Dominion             $0               Over $100,000
since 1997                     Resources, Inc. (electric utility holding company);
Age: 77                        formerly a director of Prime Retail, Inc. (real estate
                               investment trust) and Dominion Energy, Inc. (electric

                               power and oil & gas producer), President and Chief
                               Executive Officer of The Conference Board, Inc.
                               (international economic and business research) and a
                               director of Lumbermens Mutual Casualty Company,
                               American Motorists Insurance Company and American
                               Manufacturers Mutual Insurance Company. Oversees 25
                               portfolios in the OppenheimerFunds complex.
------------------------------ -------------------------------------------------------- ---------------- ----------------
------------------------------ -------------------------------------------------------- ---------------- ----------------

Edward V. Regan,               President, Baruch College, CUNY; a director of RBAsset   $1-$10,000       $10,001-$50,000

Trustee since 1997             (real estate manager); a director of OffitBank;

Age: 74                        formerly Trustee, Financial Accounting Foundation
                               (FASB and GASB), Senior Fellow of Jerome Levy
                               Economics Institute, Bard College, Chairman of
                               Municipal Assistance Corporation for the City of New
                               York, New York State Comptroller and Trustee of New
                               York State and Local Retirement Fund. Oversees 25
                               investment companies in the OppenheimerFunds complex.

------------------------------ -------------------------------------------------------- ---------------- ----------------
------------------------------ -------------------------------------------------------- ---------------- ----------------

Russell S. Reynolds, Jr.,      Chairman (since 1993) of The Directorship Search         $0               $10,001-$50,000
Trustee since 1997             Group, Inc. (corporate governance consulting and
Age: 72                        executive recruiting); a Life Trustee of International
                               House (non-profit educational organization); a former
                               trustee of The Historical Society of the Town of
                               Greenwich. Oversees 25 portfolios in the
                               OppenheimerFunds complex.

------------------------------ -------------------------------------------------------- ---------------- ----------------
------------------------------ -------------------------------------------------------- ---------------- ----------------

Donald W. Spiro,*              Chairman Emeritus (since January 1991) of the Manager.   $0               Over $100,000

Vice Chairman of the Board     Formerly a director (January 1969-August 1999) of the

of Trustees ,                  Manager. Oversees 25 portfolios in the
Trustee since 1997             OppenheimerFunds complex.
Age: 78

------------------------------ -------------------------------------------------------- ---------------- ----------------
*Mr.  Spiro is  expected  to retire as  trustee  of the Board I Funds  effective
October 31, 2004.

         The address of Mr. Murphy in the chart below is Two World Financial Center, 225 Liberty Street, 11th
Floor, New York, NY 10281-1008. Mr. Murphy serves for an indefinite term, until his resignation, death or removal.

---------------------------------------------------------------------------------------------------------------------------
                                              Interested Trustee and Officer
---------------------------------------------------------------------------------------------------------------------------
----------------------------- ------------------------------------------------------------ --------------- ----------------
Name,                         Principal Occupation(s) During Past 5 Years;                 Dollar Range    Aggregate
                                                                                                           Dollar Range
                                                                                                           Of Shares
                                                                                                           Beneficially
                                                                                                           Owned in Any
                                                                                           of Shares       of the

Position(s) Held with Fund,   Other Trusteeships/Directorships Held by Trustee ;           Beneficially    Oppenheimer
Length of Service             Number of Portfolios in Fund Complex Currently Overseen by   Owned in the    Funds Overseen
Age                           Trustee                                                      Fund            by Trustee

----------------------------- ------------------------------------------------------------ --------------- ----------------
----------------------------- ------------------------------------------------------------ --------------------------------

                                                                                               As of December 31, 2003

----------------------------- ------------------------------------------------------------ --------------------------------
----------------------------- ------------------------------------------------------------ --------------- ----------------

John V. Murphy, President     Chairman, Chief Executive Officer and director (since June   $0               Over $100,000
and Trustee,                  2001) and President (since September 2000) of the Manager;
Trustee since 2001            President and a director or trustee of other Oppenheimer
Age: 55                       funds; President and a director (since July 2001) of
                              Oppenheimer Acquisition Corp. (the Manager's parent
                              holding company) and of Oppenheimer Partnership Holdings,
                              Inc. (a holding company subsidiary of the Manager); a
                              director (since November 2001) of OppenheimerFunds
                              Distributor, Inc. (a subsidiary of the Manager); Chairman
                              and a director (since July 2001) of Shareholder Services,
                              Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager); President and a
                              director (since July 2001) of OppenheimerFunds Legacy
                              Program (a charitable trust program established by the
                              Manager); a director of the following investment advisory
                              subsidiaries of the Manager: OFI Institutional Asset
                              Management, Inc., Centennial Asset Management Corporation,
                              Trinity Investment Management Corporation and Tremont
                              Capital Management, Inc. (since November 2001),
                              HarbourView Asset Management Corporation and OFI Private
                              Investments, Inc. (since July 2001); President (since
                              November 1, 2001) and a director (since July 2001) of
                              Oppenheimer Real Asset Management, Inc.; Executive Vice
                              President (since February 1997) of Massachusetts Mutual
                              Life Insurance Company (the Manager's parent company); a
                              director (since June 1995) of DLB Acquisition Corporation
                              (a holding company that owns the shares of Babson Capital
                              Management LLC); a member of the Investment Company
                              Institute's Board of Governors (elected to serve from
                              October 3, 2003 through September 30, 2006). Formerly,
                              Chief Operating Officer (September 2000-June 2001) of the
                              Manager; President and trustee (November 1999-November
                              2001) of MML Series Investment Fund and MassMutual
                              Institutional Funds (open-end investment companies); a
                              director (September 1999-August 2000) of C.M. Life
                              Insurance Company; President, Chief Executive Officer and
                              director (September 1999-August 2000) of MML Bay State
                              Life Insurance Company; a director (June 1989-June 1998)
                              of Emerald Isle Bancorp and Hibernia Savings Bank (a
                              wholly-owned subsidiary of Emerald Isle Bancorp). Oversees
                              74 portfolios as Trustee/Director and 10 portfolios as
                              Officer in the OppenheimerFunds complex.

----------------------------- ------------------------------------------------------------ --------------- ----------------

     The address of the  Officers in the chart below is as follows:  for Messrs.
Sah, Gillespie,  Miao and Zack and Mses.  Bloomberg and Lee, Two World Financial
Center,  225 Liberty  Street,  New York, NY  10281-1008,  for Messrs.  Vandehey,
Vottiero,  Petersen and Wixted and Ms. Ives, 6803 S. Tucson Way, Centennial,  CO
80112-3924.  Each Officer  serves for an annual term or until his or her earlier resignation, death or removal.

---------------------------------------------------------------------------------------------------------------------------

                                                   Officers of the Fund

---------------------------------------------------------------------------------------------------------------------------
-------------------------------------- ------------------------------------------------------------------------------------

Name,                                  Principal Occupation(s) During Past 5 Years
Position(s) Held with Fund
Length of Service,
Age

-------------------------------------- ------------------------------------------------------------------------------------
-------------------------------------- ------------------------------------------------------------------------------------

Rohit Sah,                             Vice President of the Manager since January 2004; an officer of 1 portfolio in the
Vice President and Portfolio Manager   OppenheimerFunds complex. Formerly Assistant Vice President and Assistant
since 2004                             Portfolio Manager of the Manager (December 2000 - December 2003); an equity
Age: 39                                analyst of the Manager (June 1996 - December 2000).

-------------------------------------- ------------------------------------------------------------------------------------
-------------------------------------- ------------------------------------------------------------------------------------

Mark S. Vandehey,                      Senior Vice President and Chief Compliance Officer (since March 2004) of the
Vice President and Chief Compliance    Manager; Vice President (since June 1983) of OppenheimerFunds Distributor, Inc.,
Officer since 2004                     Centennial Asset Management Corporation and Shareholder Services, Inc. Formerly
Age: 53                                (until February 2004) Vice President and Director of Internal Audit of
                                       OppenheimerFunds, Inc. An officer of 84 portfolios in the Oppenheimer funds complex.

-------------------------------------- ------------------------------------------------------------------------------------
-------------------------------------- ------------------------------------------------------------------------------------

Brian W. Wixted,                       Senior Vice President and Treasurer (since March 1999) of the Manager; Treasurer
Treasurer since 1999                   of HarbourView Asset Management Corporation, Shareholder Financial Services, Inc.,
Age: 44                                Shareholder Services, Inc., Oppenheimer Real Asset Management Corporation, and
                                       Oppenheimer Partnership Holdings, Inc. (since March 1999), of OFI Private
                                       Investments, Inc. (since March 2000), of OppenheimerFunds International Ltd. and
                                       OppenheimerFunds plc (since May 2000), of OFI Institutional Asset Management, Inc.
                                       (since November 2000), and of OppenheimerFunds Legacy Program (a Colorado
                                       non-profit corporation) (since June 2003); Treasurer and Chief Financial Officer
                                       (since May 2000) of OFI Trust Company (a trust company subsidiary of the Manager);
                                       Assistant Treasurer (since March 1999) of Oppenheimer Acquisition Corp. Formerly
                                       Assistant Treasurer of Centennial Asset Management Corporation (March 1999-October
                                       2003) and OppenheimerFunds Legacy Program (April 2000-June 2003); Principal and
                                       Chief Operating Officer (March 1995-March 1999) at Bankers Trust Company-Mutual
                                       Fund Services Division. An officer of 84 portfolios in the OppenheimerFunds complex.

-------------------------------------- ------------------------------------------------------------------------------------
-------------------------------------- ------------------------------------------------------------------------------------

Brian Petersen,                        Assistant Vice President of the Manager since August 2002; formerly
Assistant Treasurer since 2004         Manager/Financial Product Accounting (November 1998-July 2002) of the Manager. An
Age: 33                                officer of 84 portfolios in the OppenheimerFunds complex.

-------------------------------------- ------------------------------------------------------------------------------------
-------------------------------------- ------------------------------------------------------------------------------------

Philip Vottiero,                       Vice President/Fund Accounting of the Manager since March 2002. Formerly Vice
Assistant Treasurer since 2002         President/Corporate Accounting of the Manager (July 1999-March 2002) prior to
Age: 41                                which he was Chief Financial Officer at Sovlink Corporation (April 1996-June
                                       1999). An officer of 84 portfolios in the OppenheimerFunds complex.

-------------------------------------- ------------------------------------------------------------------------------------
-------------------------------------- ------------------------------------------------------------------------------------

Robert G. Zack,                        Executive Vice President (since January 2004) and General Counsel (since February
Secretary since 2001                   2002) of the Manager; General Counsel and a director (since November 2001) of the
Age: 56                                Distributor; General Counsel (since November 2001) of Centennial Asset Management
                                       Corporation; Senior Vice President and General Counsel (since November 2001) of
                                       HarbourView Asset Management Corporation; Secretary and General Counsel (since
                                       November 2001) of Oppenheimer Acquisition Corp.; Assistant Secretary and a
                                       director (since October 1997) of OppenheimerFunds International Ltd. and
                                       OppenheimerFunds plc; Vice President and a director (since November 2001) of
                                       Oppenheimer Partnership Holdings, Inc.; a director (since November 2001) of
                                       Oppenheimer Real Asset Management, Inc.; Senior Vice President, General Counsel
                                       and a director (since November 2001) of Shareholder Financial Services, Inc.,
                                       Shareholder Services, Inc., OFI Private Investments, Inc. and OFI Trust Company;
                                       Vice President (since November 2001) of OppenheimerFunds Legacy Program; Senior
                                       Vice President and General Counsel (since November 2001) of OFI Institutional
                                       Asset Management, Inc.; a director (since June 2003) of OppenheimerFunds (Asia)
                                       Limited. Formerly Senior Vice President (May 1985-December 2003), Acting General
                                       Counsel (November 2001-February 2002) and Associate General Counsel (May
                                       1981-October 2001) of the Manager; Assistant Secretary of Shareholder Services,
                                       Inc. (May 1985-November 2001), Shareholder Financial Services, Inc. (November
                                       1989-November 2001); and OppenheimerFunds International Ltd. (October
                                       1997-November 2001). An officer of 83 portfolios in the OppenheimerFunds complex.

-------------------------------------- ------------------------------------------------------------------------------------
-------------------------------------- ------------------------------------------------------------------------------------

Kathleen T. Ives,                      Vice President (since June 1998) and Senior Counsel and Assistant Secretary (since
Assistant Secretary since 2001         October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary
Age: 38                                (since October 2003) of the Distributor; Assistant Secretary (since October 2003)
                                       of Centennial Asset Management Corporation; Vice President and Assistant Secretary
                                       (since 1999) of Shareholder Services, Inc.; Assistant Secretary (since December
                                       2001) of OppenheimerFunds Legacy Program and of Shareholder Financial Services,
                                       Inc.. Formerly an Assistant Counsel (August 1994-October 2003) and Assistant Vice
                                       President of the Manager (August 1997-June 1998). An officer of 84 portfolios in the OppenheimerFunds complex.

-------------------------------------- ------------------------------------------------------------------------------------
-------------------------------------- ------------------------------------------------------------------------------------

Dina C. Lee,                           Assistant Vice President and Assistant Counsel of the Manager (since December
Assistant Secretary since 2004 Age:    2000); formerly an attorney and Assistant Secretary of Van Eck Global (until
34                                     December 2000). An officer of 84 portfolios in the OppenheimerFunds complex.

-------------------------------------- ------------------------------------------------------------------------------------
-------------------------------------- ------------------------------------------------------------------------------------

Lisa I. Bloomberg,                     Vice President and Associate Counsel of the Manager since May 2004; formerly First
Assistant Secretary since 2004         Vice President and Associate General Counsel of UBS Financial Services Inc.
Age: 36                                (formerly, PaineWebber Incorporated) (May 1999 - April 2004) prior to which she was an Associate at Skaden, Arps, Slate, Meagher & Flom, LLP (September 1996 -
                                       April 1999). An officer of 84 portfolios in the OppenheimerFunds complex.

-------------------------------------- ------------------------------------------------------------------------------------
-------------------------------------- ------------------------------------------------------------------------------------

Phillip S. Gillespie,                  Senior Vice President and Deputy General Counsel of the Manager since September
Assistant Secretary since 2004         2004. Formerly Mr. Gillespie held the following positions at Merrill Lynch
Age: 40                                Investment Management: First Vice President (2001-September 2004); Director (from
                                       2000) and Vice President (1998-2000). An officer of 74 portfolios in the
                                       OppenheimerFunds complex.

-------------------------------------- ------------------------------------------------------------------------------------
-------------------------------------- ------------------------------------------------------------------------------------

Wayne Miao,                            Assistant Vice President and Assistant Counsel of the Manager since June 2004.
Assistant Secretary since 2004         Formerly an Associate with Sidley Austin Brown & Wood LLP (September 1999 - May
Age: 31                                2004). An officer of 74 portfolios in the OppenheimerFunds complex.

-------------------------------------- ------------------------------------------------------------------------------------

         |X|  Remuneration of Trustees. The officers of the Fund and Mr. Murphy (who is an officer and Trustee of the Fund) are affiliated with the Manager and receive no salary or fee from the Fund. The remaining Trustees of the Fund received the compensation shown below from the Fund with respect to the Fund's fiscal year ended August
31, 2004. The compensation from all 25 of the Board I Funds (including the Fund) represents compensation received for serving as a director or trustee and member of a committee (if applicable) of the boards of those funds during the calendar year ended December 31, 2003.

---------------------------------- --------------------- --------------------- --------------------- ---------------------

Trustee Name and Other Fund             Aggregate             Retirement         Estimated Annual     Total Compensation
                                                                                                           From All
                                                                                                      Oppenheimer Funds
                                                                                                          For Which
                                                         Benefits Accrued as   Retirement Benefits        Individual
Position(s)                            Compensation          Part of Fund        to be Paid Upon          Serves As
(as applicable)                         From Fund1             Expenses            Retirement2         Trustee/Director

---------------------------------- --------------------- --------------------- --------------------- ---------------------
---------------------------------- --------------------- --------------------- --------------------- ---------------------

Clayton K. Yeutter                       $1,1533                 $571                $61,306               $152,079
Chairman of the Board

---------------------------------- --------------------- --------------------- --------------------- ---------------------
---------------------------------- --------------------- --------------------- --------------------- ---------------------

Robert G. Galli
Regulatory & Oversight Committee           $859                  $406                $80,9234             $213,5365
Chairman

---------------------------------- --------------------- --------------------- --------------------- ---------------------
---------------------------------- --------------------- --------------------- --------------------- ---------------------

Phillip Griffiths                         $9046                  $170                $23,309               $74,500
Governance Committee Chairman
and Regulatory & Oversight
Committee Member

---------------------------------- --------------------- --------------------- --------------------- ---------------------
---------------------------------- --------------------- --------------------- --------------------- ---------------------

Joel W. Motley
Audit Committee Chairman and
Regulatory & Oversight Committee          $9617                  $48                 $14,530               $68,900
Member

---------------------------------- --------------------- --------------------- --------------------- ---------------------
---------------------------------- --------------------- --------------------- --------------------- ---------------------

Kenneth A. Randall                         $847                   $0                 $79,622               $93,989
Audit Committee Member and
Governance Committee Member

---------------------------------- --------------------- --------------------- --------------------- ---------------------
---------------------------------- --------------------- --------------------- --------------------- ---------------------

Edward V. Regan                            $787                  $451                $59,353               $98,983
Proxy Committee Chairman and
Audit Committee Member

---------------------------------- --------------------- --------------------- --------------------- ---------------------
---------------------------------- --------------------- --------------------- --------------------- ---------------------

Russell S. Reynolds, Jr.                   $696                  $398                $60,720               $77,002
Proxy Committee Member and
Governance Committee Member

---------------------------------- --------------------- --------------------- --------------------- ---------------------
---------------------------------- --------------------- --------------------- --------------------- ---------------------

Donald Spiro                               $425                  $158                $20,6678              $64,080
Vice Chairman

---------------------------------- --------------------- --------------------- --------------------- ---------------------

     Messrs.  Levy and Lipstein and Ms.  Moynihan  retired as Trustees  from the
     Board I Funds effective  January 1, 2003, March 31, 2003 and July 31, 2003,
     respectively.  For the fiscal year eneded  August 31,  2004,  Ms.  Moynihan received $31 aggregate  compensation from the Fund. For calendar year 2003,
     Messrs Levy and Lipstein and Ms.  Moynihan each received  $43,425,  $75,076 and $88,229  respectively  from all of the Oppenheimer funds for which they served as Trustee.

     1.   Aggregate   Compensation   From  Fund   includes   fees  and  deferred
     compensation, if any, for a Trustee.

     2. Estimated Annual Retirement Benefits to be Paid Upon Retirement is based on a straight life payment plan election with the assumption that a Trustee will retire at the age of 75 and is eligible  (after 7 years of service) to receive  retirement plan benefits as described below under "Retirement Plan for Trustees."

     3. Includes $288  deferred by Mr.  Yeutter under the Deferred  Compensation
     Plan described below.

     4.  Includes  $36,990  estimated  to be paid to Mr.  Galli for serving as a trustee  or  director  of 10 other  Oppenheimer  funds that are not Board I
     Funds.

     5. Includes $96,000 paid to Mr. Galli for serving as trustee or director of
     10 other Oppenheimer funds that are not Board I Funds.

     6. Includes $904 deferred by Mr. Griffiths under the Deferred  Compensation
     Plan described below.

     7. Includes  $384  deferred by Mr.  Motley under the Deferred  Compensation
     Plan described below.

     8. The amount for Mr. Spiro was based on the assumption that he will retire at age 78 when he becomes  eligible  to receive  retirement  plan  benefits
     (after 7 years of service).

          |X|  Retirement  Plan for Trustees.  The Fund has adopted a retirement plan that provides for payments to retired Independent  Trustees.  Payments are up to 80% of the average  compensation  paid  during a  Trustee's  five years of service in which the highest  compensation was received. A Trustee must serve as trustee for any of the Board I Funds for at least seven years in order to be eligible for retirement  plan benefits and must serve for at least 15 years to be  eligible  for the  maximum  benefit.  Each  Trustee's retirement  benefits  will  depend on the  amount of the  Trustee's  future compensation and length of service.

          |X| Deferred Compensation Plan for Trustees. The Board of Trustees has
     adopted a Deferred  Compensation Plan for Independent Trustees that enables them to elect to defer  receipt of all or a portion of the annual fees they are entitled to receive  from the Fund.  Under the plan,  the  compensation deferred  by a Trustee is  periodically  adjusted  as though an  equivalent amount  had  been  invested  in  shares  of one or more  Oppenheimer  funds selected by the Trustee.  The amount paid to the Trustee  under the plan is determined based upon the performance of the selected funds.

          Deferral of Trustees' fees under the plan will not  materially  affect the Fund's assets,  liabilities or net income per share.  The plan will not obligate  the Fund to retain  the  services  of any  Trustee  or to pay any particular  level of  compensation  to any  Trustee.  Pursuant  to an Order issued by the SEC, the Fund may invest in the funds selected by the Trustee under the plan  without  shareholder  approval  for the limited  purpose of determining the value of the Trustee's deferred fee account.

     |X| Major  Shareholders.  As of October 6, 2004, the only persons who owned of record or were known by the Fund to own  beneficially  5% or more of any class of the Fund's  outstanding  securities,  and their  holdings  of that class as of that date, were the following:

     Charles Schwab & Co Inc., 101 Montgomery St., San Francisco, CA 94104-4122,
     which owned 3,035,506.035 Class A shares (19.55%).

---------------------------------------------------------------------------------------------------------------------------

     Citigroup  Global  Markets  Inc.,  333  West  34th  Street,  New  York,  NY
     10001-2483,    which   owned   126,453.336    Management   Fees   Paid   to
     OppenheimerFunds, Inc. Class C shares (5.08%).

     DDH Investments of Texas Inc., 200 E. Airport FWY,  Irving,  TX 75060-6305,
     which owned 17,820.778 Class N shares (5.32%)

     MCB Trust Services TR., Centerprise Savings Plan, 700 17th Street,  Denver,
     CO 80202-3531, which owned 19,886.165 Class N shares (5.94%)

     Reeb Millwork  Corporation,  (7.78%).  600 Brighton St.,  Fountain Hill, PA
     18015-1128, which owned 26,034.993 Class N shares

          The Manager.  The Manager is wholly-owned  by Oppenheimer  Acquisition
          Corp.,  a holding  company  controlled  by  Massachusetts  Mutual Life
          Insurance  Company,  a global,  diversified  insurance  and  financial services organization.

          |X| Code of Ethics.  The Fund, the Manager and the Distributor  have a
     Code of Ethics.  It is  designed to detect and  prevent  improper  personal trading by certain  employees,  including  portfolio  managers,  that would compete  with or  take  advantage  of the  Fund's  portfolio  transactions.
     Covered  persons  included  persons with knowledge of the  investments  and investment  intentions  of the Fund and other funds advised by the Manager.
     The Code of Ethics does permit  personnel  subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a nu,ber of restrictions and controls.  Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

          The Code of Ethics is an exhibit to the Fund's registration  statement filed  with the SEC and can be  reviewed  and  copied at the  SEC's  Public
     Reference Room in  Washington,  D.C. You can obtain  information  about the hours of  operation  of the Public  Reference  Room by  calling  the SEC at
     1.202.942.8090. The Code of Ethics can also be viewed as part of the Fund's registration  statement on the SEC's EDGAR  database at the SEC's  Internet website at www.sec.gov.  Copies may be obtained, after paying a duplicating
     fee,   by   electronic   request   at   the   following   E-mail   address:
     publicinfo@sec.gov.,  or by writing to the SEC's Public Reference  Section,
     Washington, D.C. 20549-0102.

          Portfolio  Proxy Voting.  The Fund has adopted  Portfolio Proxy Voting
          Policies and Procedures under which the Fund votes proxies relating to securities  ("portfolio proxies") held by the Fund. The Fund's primary consideration in voting portfolio  proxies is the financial  interests
          of  the  Fund  and  its   shareholders.   the  Fund  has  retained  an
          unaffiliated  third  party as its agent to vote  portfolio  proxies in accordance with the Fund's  Portfolio  Proxy Voting  Guidelines and to maintain  records of such  portfolio  proxy  voting.  The Proxy Voting
          Guidelines  include  provisions to address  conflicts of interest that may arise  betweeb  the Fund and OFI where an OFI  directly-controlled affiliate  manages or  administers  the assets of a pension  plan of a company  soliciting  the proxy.  The  Fund's  Portfolio  Proxy  Voting
          Guidelines on routine and  non-routine  proxy proposals are summarized below.

          o The Fund votes with the recommendation of the issuer's management on
          routine  matters,   including  election  of  directors   nominated  by
          management and ratification of auditors, unless circumstances indicate otherwise.

          o In general,  the Fund opposes  anti-takeover  proposals and supports elimination of anti-takeover proposals, absent unusual circumstances.

          o The Fund supports  shareholder  proposala to reduce a super-majority
          vote  requirement,   and  opposes   management   proposals  to  add  a
          super-majority vote requirement.

o        The Fund opposes proposals to classify the board of directors.

o        The Fund supports proposals to eliminate cumulative voting.

o        The Fund opposes re-pricing of stock options.

          o The Fund generally comsiders executive  compensation  questions such as  stock  options  plans  and  bonus  plans to be  ordinary  business activity.  The Fund  analyzes  stock option plans,  paying  particular attention to their dilutive effect.  While the Fund generally supports management  proposals,  the  Fund  opposes  plans it  considers  to be excessive.

          The Fund is required to file new Form N-PX,  with its  complete  proxy voting  record for the 12 months ended June 30th, no later than August
          31st of each  year.  The  Fund's  Form N-PX  filing is  available  (i)
          without  charge,  upon  request,  by  calling  the Fund  toll-free  at
          1.800.525-7048 and (ii) on the SEC's website at www.sec.gov.

          |X| The Investment Advisory Agreement. The Manager provides investment advisory  and  management  services  to the Fund  under an  investment advisory  agreement  betwseen  the Manager  and the Fund.  The Manager selects securities for the Fund's portfolio and handles its day-to-day business. The portfolio manager of the Fund is employed by the Manager and is the person who is  principally  responsible  for the day-to-day management  of the Fund's  portfolo.  Other  members of the  Manager's
          Equity  Portfolio  Department  provide  the  portfolio  managers  with counsel and support in managing the Fund's portfolio.

          The  agreement  requires the Manager,  at its expense,  to provide the
          Fund with adequate  office space,  facilities and  equipment.  It also requires the Manager to provide and  supervise  the  activities of all administrative  and clerical  personnel  required to provide effective administration  for  the  Fund.  Those  responsibilities  include  the compilation and maintenance of records with respect to its operations, the  preparation and filing of specified  reports,  and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

         The Fund pays expenses not expressly asssumed by the Manager under the advisory agreement. The advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the
Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class. The management fees paid by the Fund to the Manager during its last three fiscal years were:

Fiscal Year ended 8/31:          Management Fees Paid to OppenheimerFunds, Inc.

 2002                                          $466,294

 2003                                          $588,745

 2004                                          $2,178,774

          The  investment  advisory  agreement  states  that in the  absence  of willful misfeasance,  bad faith, gross negligence in the performance of its duties or  reckless  disregard  of its  obligations  and  duties  under the investment advisory  agreement,  the Manager is not liable for any loss the
     Fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security.

          The agreement permits the Manager to act as investment advisor for any other person,  firm or  corporation  and to use the name  "Oppenheimer"  in connection  with  other  investment  companies  for  which  it  may  act as investment advisor or general  distributor.  If the Manager shall no longer act as investment  advisor to the Fund,  the Manager may withdraw the right of the Fund to use the name "Oppenheimer" as part of its name.

          |X| Annual Approval of Investment Advisory  Agreement.  Each year, the
     Board of Trustees,  including a majority of the  Independent  Trustees,  is required to approve the renewal of the investment advisory  agreement.  The
     Investment Company Act requires that the Board request and evaluate and the
     Manager provide such information as may be reasonably necessary to evaluate the  terms of the  investment  advisory  agreement.  The Board  employs  an independent  consultant to prepare a report that provides such  information as the Board requests for this purpose.

          The Board also receives  information about the 12b-1 distribution fees the Fund pays.  These  distribution  fees are  reviewed  and  approved at a different time of the year.

          The Board  reviewed  the  foregoing  information  in  arriving  at its decision to renew the investment advisory  agreement.  Among other factors, the Board considered:

          o The nature,  cost, and quality of the services  provided to the Fund and its shareholders;

          o The profitability of the Fund to the Manager;

          o The  investment  performance  of the Fund in  comparison  to regular market indices;

          o  Economies  of scale  that  may be  available  to the Fund  from the
          Manager;

          o Fees paid by other mutual funds for similar services;

          o The value and quality of any other benefits or services  received by the Fund from its relationship with the Manager, and

o The direct and indirect  benefits the Manager  received from its  relationship with the Fund.  These  included  services  provided by the  Distributor  and the
Transfer Agent,  and brokerage and soft dollar  arrangements  permissible  under
Section 28(e) of the Securities Exchange Act.

               The Board  considered  that the  Manager  must be able to pay and retain high  quality  personnel at  competitive  rates to provide services to the Fund. The Board also considered that  maintaining the  financial  viability of the Manager is important so that the
               Manager will be able to continue to provide  quality  services to the Fund and its  shareholders  in adverse times.  The Board also considered  the  investment  performance  of other  mutual  funds advised  by the  Manager.  The  Board is  aware  that  there  are alternatives to the use of the Manager.

          These  matters  were  also  considered  by the  Independent  Trustees, meeting separately from the full Board with experienced Counsel to the Fund who  assisted  the  Board  in its  deliberations.  The  Fund's  Counsel  is independent  of the Manager  within the meaning and intent of the SEC Rules regarding the independence of counsel.

          After  careful  deliberation,  the Board,  including  the  Independent
     Trustees,  concluded  that it was in the best interest of  shareholders  to continue the investment advisory agreement for another year. In arriving at a decision, the Board did not single out any one factor or group of factors as being more  important  than other  factors,  but  considered all factors together.  The Board  judged  the terms and  conditions  of the  investment advisory agreement,  including the investment advisory fee, in light of all of the surrounding circumstances.

Brokerage Policies of the Fund

               Brokerage Provisions of the Investment Advisory Agreement. One of
               the duties of the Manager under the investment advisory agreement is to  arrange  the  portfolio  transactions  for the  Fund.  The advisory agreement contains provisions relating to the employment of  broker-dealers  to effect the Fund's portfolio  transactions.
               The Manager is  authorized  by the  advisory  agreement to employ broker-dealers,  including  "affiliated" brokers, as that term is defined in the  Investment  Company  Act.  The Manager may employ broker-dealers  that the  Manager  thinks,  in its best  judgment based on all relevant  factors,  will implement the policy of the
               Fund to obtain,  at reasonable  expense,  the "best execution" of the Fund's portfolio transactions.  "Best execution" means prompt and reliable  execution at the most favorable  price  obtainable.
               The  Manager  need  not  seek  competitive   commission  bidding.
               However,  it is  expected  to be  aware of the  current  rates of eligible  brokers and to  minimize  the  commissions  paid to the extent  consistent with the interests and policies of the Fund as established by its Board of Trustees.

          Under the  investment  advisory  agreement,  in  choosing  brokers  to execute portfolio transactions for the Fund, the Manager may select brokers
     (other than affiliates) that provide  brokerage and/or research services to the Fund and/or the other accounts over which the Manager or its affiliates have  investment  discretion.  The commission  paid to those brokers may be higher than another  qualified broker would charge,  if the Manager makes a good faith  determination  that the  commission  is fair and  reasonable in relation to the services provided.

          Subject to those considerations,  as a factor in selecting brokers for the Fund's portfolio  transactions,  the investment advisory agreement also permits  the  Manager  to  consider  sales of  shares of the Fund and other investment  companies  for  which the  Manager  or an  affiliate  serves as
     investment   adviser.   Notwithstanding   that  authority,   and  with  the
     concurrence of the Fund's Board, the Manager has determined not to consider sales of shares of the Fund and other  investment  companies  for which the
     Manager  or an  affiliate  serves  as  investment  adviser  as a factor  in selecting  brokers  for the Fund's  portfolio  transactions.  However,  the
     Manager may continue to effect portfolio  transactions  through brokers who sell shares of the Fund.

               Brokerage   Practices  Followed  by  the  Manager.   The  Manager
               allocates brokerage for the Fund subject to the provisions of the investment  advisory  agreement  and  the  procedures  and  rules described  above.  Generally,  the  Manager's  portfolio  traders allocate brokerage based upon  recommendations from the Manager's portfolio managers. In certain instances,  portfolio managers may directly place trades and allocate brokerage. In either case, the
               Manager's   executive   officers   supervise  the  allocation  of
               brokerage.

          Transactions  in securities  other than those for which an exchange is the primary market are generally done with principals or market makers.  In transactions  on foreign  exchanges,  the Fund may be required to pay fixed
     brokerage   commissions  and  therefore  would  not  have  the  benefit  of negotiated commissions available in U.S. markets. Brokerage commissions are paid  primarily  for  transactions  in  listed  securities  or for  certain fixed-income  agency  transactions  in  the  secondary  market.  Otherwise, brokerage  commissions  are paid only if it  appears  likely  that a better price or execution  can be obtained by doing so. In an option  transaction, the Fund  ordinarily  uses the same broker for the  purchase or sale of the option and any transaction in the securities to which the option relates.

          Other funds advised by the Manager have investment policies similar to those  of the  Fund.  Those  other  funds  may  purchase  or sell  the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the  securities.  If two or more  funds  advised by the
     Manager  purchase  the same  security on the same day from the same dealer, the  transactions  under those combined orders are averaged as to price and allocated in accordance  with the purchase or sale orders  actually  placed for each account.

          In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option  relates.  When  possible,  the  Manager  tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts  managed by the Manager or its  affiliates.  The  transactions under  those  combined  orders are  averaged as to price and  allocated  in accordance  with the  purchase  or sale  orders  actually  placed  for each account.

          The  investment  advisory  agreement  permits  the Manager to allocate brokerage  for  research  services.  The  research  services  provided by a particular  broker  may be  useful  only  to one or  more  of the  advisory accounts  of the  Manager  and  its  affiliates.  The  investment  research received for the  commissions of those other accounts may be useful both to the  Fund  and one or  more of the  Manager's  other  accounts.  Investment research may be supplied to the Manager by a third party at the instance of a broker through which trades are placed.

          Investment  research  services  include  information  and  analysis on particular  companies and  industries as well as market or economic  trends and  portfolio  strategy,  market  quotations  for  portfolio  evaluations, information  systems,  computer hardware and similar products and services.
     If a research  service also assists the Manager in a non-research  capacity
     (such as  bookkeeping  or other  administrative  functions),  then only the percentage  or component  that  provides  assistance  to the Manager in the investment decision-making process may be paid in commission dollars.

          The Board of Trustees permits the Manager to use stated commissions on secondary  fixed-income  agency  trades to obtain  research  if the  broker represents  to the  Manager  that:  (i) the  trade  is not  from or for the broker's  own  inventory,  (ii) the trade was  executed by the broker on an agency  basis  at the  stated  commission,  and  (iii)  the  trade is not a riskless principal  transaction.  The Board of Trustees permits the Manager to use commissions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

          The  research  services  provided  by brokers  broadens  the scope and supplements the research activities of the Manager.  That research provides additional views and comparisons for  consideration,  and helps the Manager to obtain  market  information  for the  valuation of  securities  that are either held in the Fund's  portfolio or are being  considered for purchase.
     The Manager provides information to the Board about the commissions paid to
     brokers   furnishing   such   services,   together   with   the   Manager's
     representation  that the amount of such commissions was reasonably  related to the value or benefit of such services.

 Fiscal Year Ended 8/31:        Total Brokerage Commissions Paid by the Fund 1

    2002                                    $222,864

    2003                                    $317,061

    2004                                    $1,748,3272

1. Amounts do not include spreads or commissions on principal  transactions on a net trade basis.

2. In the fiscal year ended 8/31/04,  no  transactions  were directed to brokers for research services and no commissions were paid to  broker-dealers  for those services.

Distribution and Service Plans

               The Distributor.  Under its General Distributor's  Agreement with
               the  Fund,  the   Distributor   acts  as  the  Fund's   principal
               underwriter  in the  continuous  public  offering  of the  Fund's classes of shares.  The Distributor  bears the expenses  normally attributable  to  sales,  including  advertising  and the cost of printing and mailing prospectuses,  other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares.

          The sales  charges  and  concessions  paid to,  or  retained  by,  the
     Distributor  from the sale of  shares  and the  contingent  deferred  sales charges  retained by the Distributor on the redemption of shares during the
     Fund's three most recent fiscal years are shown in the tables below.

--------------- ----------------------- -----------------------
Fiscal Year     Aggregate Front-End     Class A Front-End
                                        Sales Charges
Ended 8/31:     Sales Charges on        Retained by
                Class A Shares          Distributor 1
--------------- ----------------------- -----------------------
---------------------------------------------------------------
        2002              $149,581            $51,820
---------------------------------------------------------------
--------------- ----------------------- -----------------------

        2003              $148,143            $45,216

--------------- ----------------------- -----------------------
--------------- ----------------------- -----------------------

     2004              $931,252                $233,513

               ---------------  -----------------------  -----------------------
1.  Includes  amounts  retained  by a  broker-dealer  that  is an affiliate or a parent of the Distributor.

--------------- ----------------------- ---------------------- ------------------------ ------------------------

Fiscal Year     Concessions on Class    Concessions on Class   Concessions on Class C   Concessions on Class N
Ended 8/31:     A Shares Advanced by    B Shares Advanced by   Shares Advanced by       Shares Advanced by

                Distributor1            Distributor1           Distributor1             Distributor
--------------- ----------------------- ---------------------- ------------------------ ------------------------
---------------------------------------------------------------------------------------------------------------------
  2002            $8,117                $131,596                $25,176                $2,360
---------------------------------------------------------------------------------------------------------------------
--------------- ----------------------- ---------------------- ------------------------ ------------------------
  2003            $8,157                $106,230                $28,441                $3,985
--------------- ----------------------- ---------------------- ------------------------ ------------------------
--------------- ----------------------- ---------------------- ------------------------ ------------------------

 2004            $89,559                $440,696                $213,596                  $18,966

--------------- ----------------------- ---------------------- ------------------------ ------------------------

          1.  The  Distributor   advances   concession   payments  to  financial
     intermediaries for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

--------------- ----------------------- ----------------------- ------------------------- -----------------------

Fiscal Year     Class A Contingent      Class B Contingent      Class C Contingent        Class N Contingent
Ended 8/31:     Deferred Sales          Deferred Sales                                    Deferred Sales
                Charges Retained by     Charges Retained by     Deferred Sales Charges    Charges Retained by
                Distributor             Distributor             Retained by Distributor   Distributor

--------------- ----------------------- ----------------------- ------------------------- -----------------------
--------------- ----------------------- ----------------------- ------------------------- -----------------------

     2002                $712                  $47,111                   $1,643                    $19

--------------- ----------------------- ----------------------- ------------------------- -----------------------
--------------- ----------------------- ----------------------- ------------------------- -----------------------
     2003                $487                  $51,215                   $1,857                   $1,464
--------------- ----------------------- ----------------------- ------------------------- -----------------------
--------------- ----------------------- ----------------------- ------------------------- -----------------------

     2004              $28,497                 $81,520                  $40,403                   $1,637

--------------- ----------------------- ----------------------- ------------------------- -----------------------

               Distribution  and Service  Plans.  The Fund has adopted a Service
               Plan for Class A shares and  Distribution  and Service  Plans for
               Class B,  Class C and  Class N  shares  under  Rule  12b-1 of the
               Investment  Company  Act.  Under  those  plans  the Fund pays the
               Distributor  for  all or a  portion  of  its  costs  incurred  in connection with the  distribution  and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the Board of  Trustees,  including a majority of the  Independent
               Trustees1,  cast in person at a meeting called for the purpose of voting on that plan.

          Under the Plans,  the Manager and the Distributor may make payments to affiliates. In their sole discretion,  they may also from time to time make substantial  payments from their own  resources,  which include the profits the Manager  derives from the advisory  fees it receives  from the Fund, to
     compensate   brokers,    dealers,    financial   institutions   and   other
     intermediaries for providing distribution  assistance and/or administrative services  or that  otherwise  promote  sales of the  Fund's  shares.  These payments, some of which may be referred to as "revenue sharing," may relate to the Fund's  inclusion on a financial  intermediary's  preferred  list of funds offered to its clients.

          Financial  intermediaries,  brokers  and  dealers  may  receive  other payments  from the  Distributor  or the Manager from their own resources in connection with the promotion and/or sale of shares of the Fund,  including payments  to  defray  expenses  incurred  in  connection  with  educational seminars  and  meetings.  The  Manager or  Distributor  may share  expenses incurred by financial intermediaries in conducting training and educational meetings about aspects of the Fund for employees of the  intermediaries  or for hosting client seminars or meetings at which the Fund is discussed.  In their sole  discretion,  the Manager and/or the Distributor may increase or decrease  the amount of  payments  they make from their own  resources  for these purposes.

          Unless a plan is terminated as described  below, the plan continues in effect from year to year but only if the Fund's  Board of Trustees  and its
     Independent Trustees specifically vote annually to approve its continuance.
     Approval  must be by a vote  cast in person  at a  meeting  called  for the purpose of voting on  continuing  the plan. A plan may be terminated at any time by the vote of a majority of the  Independent  Trustees or by the vote of the holders of a "majority" (as defined in the  Investment  Company Act)
     of the outstanding shares of that class.

          The Board of Trustees and the  Independent  Trustees  must approve all material  amendments  to a plan.  An amendment to increase  materially  the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment.  Because Class B shares of the Fund automatically  convert  into Class A shares 72 months after  purchase,  the
     Fund must obtain the approval of both Class A and Class B shareholders  for a proposed  material  amendment  to the Class A plan that would  materially increase  payments  under the plan.  That approval must be by a majority of the shares of each class, voting separately by class.

          While the plans are in effect, the Treasurer of the Fund shall provide separate  written  reports on the plans to the Board of  Trustees  at least quarterly  for its  review.  The  reports  shall  detail  the amount of all payments  made under a plan and the  purpose  for which the  payments  were made.  Those  reports  are  subject  to  the  review  and  approval  of the
     Independent Trustees.

          ________________

          2 In  accordance  with Rule 12b-1 of the  Investment  Company Act, the term "Independent  Trustees/Director"  in this Statement of Additional
          Information refers to those Trustees who are not "interested  persons"
          of the  Fund  and who do not have any  direct  or  indirect  financial interest in the operations of the distribution  planh or any agreement under the plan.

          Each  plan  states  that  while it is in  effect,  the  selection  and nomination of those Trustees of the Fund who are not  "interested  persons"
     of the Fund is committed to the  discretion  of the  Independent  Trustees.
     This does not  prevent  the  involvement  of others  in the  selection  and nomination  process  as long  as the  final  decision  as to  selection  or nomination is approved by a majority of the Independent Trustees.

          Under the plans for a class,  no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares of that class held by the  recipient  for  itself and its  customers  does not exceed a  minimum  amount,  if any,  that may be set from time to time by a majority of the  Independent  Trustees.  The Board of  Trustees  has set no
     minimum amount of assets to qualify for payments under the plans.

               |X| Class A Service  Plan Fees.  Under the Class A service  plan, the Distributor currently uses the fees it receives from the Fund to pay brokers,  dealers and other financial  institutions  (they are  referred  to as  "recipients")  for  personal  services  and account maintenance services they provide for their customers who
               hold  Class  A  shares.  The  services  include,   among  others,
               answering  customer  inquiries  about  the  Fund,   assisting  in
               establishing  and  maintaining  accounts in the Fund,  making the
               Fund's investment plans available and providing other services at the request of the Fund or the  Distributor.  The Class A service plan permits reimbursements to the Distributor at a rate of up to
               0.25% of average  annual net assets of Class A shares.  The Board has set the rate at that level.  The Distributor does not receive or retain the service fee on Class A shares in accounts for which the Distributor has been listed as the  broker-dealer  of record.
               While the plan  permits  the Board to  authorize  payments to the
               Distributor to reimburse  itself for services under the plan, the
               Board  has not yet done  so,  except  in the case of the  special arrangement described below, regarding  grandfathered  retirement accounts.  The Distributor makes payments to recipients quarterly at an annual rate not to exceed  0.25% of the average  annual net assets  consisting  of Class A shares held in the accounts of the recipients or their customers.

          With respect to  purchases  of Class A shares  subject to a contingent deferred  sales  charge by certain  retirement  plans that  purchased  such shares prior to March 1, 2001 ("grandfathered  retirement  accounts"),  the
     Distributor  currently  intends to pay the  service  fee to  recipients  in advance for the first year after the shares are purchased. During the first year the  shares are sold,  the  Distributor  retains  the  service  fee to reimburse itself for the costs of distributing the shares.  After the first year shares are outstanding,  the Distributor makes service fee payments to recipients  quarterly on those shares.  The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the  advance  service  fee  payment.  If  Class A shares  purchased  by grandfathered  retirement accounts are redeemed during the first year after their  purchase,  the recipient of the service fees on those shares will be obligated  to repay  the  Distributor  a pro rata  portion  of the  advance payment of the service fee made on those shares.

          For the fiscal year ended August 31, 2004  payments  under the Class A plan totaled  $500,693,  of which  $5,599 was  retained by the  Distributor under the arrangement described above, regarding  grandfathered  retirement accounts,  and included  $16,180 paid to an affiliate of the  Distributor's parent  company.  Any  unreimbursed  expenses the  Distributor  incurs with respect  to Class A shares  in any  fiscal  year  cannot  be  recovered  in subsequent  years. The Distributor may not use payments  received under the
     Class A plan to pay any of its  interest  expenses,  carrying  charges,  or other financial costs, or allocation of overhead.

               |X| Class B, Class C and Class N  Distribution  and Service  Plan
               Fees. Under each plan, distribution and service fees are computed on the average of the net asset value of shares in the respective class,  determined  as of the close of each regular  business day during the period.  Each plan provides for the  Distributor to be
               compensated   at  a  flat   rate,   whether   the   Distributor's
               distribution  expenses  are more or less than the amounts paid by the Fund  under the plan  during  the period for which the fee is paid. The types of services that  recipients  provide are similar to  the  services  provided  under  the  Class  A  service  plan, described above.

          Each plan permits the Distributor to retain both the asset-based sales charges  and the  service  fees or to pay  recipients  the service fee on a quarterly  basis,  without  payment in advance.  However,  the  Distributor currently  intends to pay the service fee to  recipients in advance for the first year after Class B, Class C and Class N shares are  purchased.  After the first year Class B,  Class C or Class N shares are  outstanding,  after their  purchase,  the Distributor  makes service fee payments  quarterly on those shares. The advance payment is based on the net asset value of shares sold.  Shares  purchased by exchange do not qualify for the advance service fee payment.  If Class B, Class C or Class N shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance  payment of the service fee made on those shares.  Class B, Class C or Class N shares may not be  purchased  by an investor  directly  from the
     Distributor  without the  investor  designating  another  broker-dealer  of record.  If the investor no longer has another  broker-dealer of record for an existing  account,  the Distributor is  automatically  designated as the broker-dealer  of  record,  but  solely  for the  purpose  of acting as the investor's  agent to purchase the shares.  In those cases,  the Distributor retains the  asset-based  sales charge paid on Class B, Class C and Class N shares,  but does not retain any service fees as to the assets  represented by that account. The Distributor does not receive or retain the service fee on Class B, Class C or Class N shares in accounts for which it is listed as the broker-dealer of record.

          The  asset-based  sales charge and service fees  increase  Class B and
     Class C expenses by 1.00% and the asset-based sales charge and service fees increase  Class N  expenses  by  0.50%  of the net  assets  per year of the respective classes.

          The Distributor  retains the  asset-based  sales charge on Class B and
     Class N shares.  The Distributor  retains the  asset-based  sales charge on
     Class C shares  during the first year the shares are  outstanding.  It pays the asset-based  sales charge as an ongoing  concession to the recipient on
     Class C shares  outstanding  for a year or more.  If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B, Class
     C or Class N service  fee and the  asset-based  sales  charge to the dealer quarterly in lieu of paying the sales concession and service fee in advance at the time of purchase.

          The  asset-based  sales  charge on Class B, Class C and Class N shares allow  investors  to buy shares  without a  front-end  sales  charge  while allowing the Distributor to compensate  dealers that sell those shares. The
     Fund pays the asset-based  sales charge to the Distributor for its services rendered in distributing  Class B, Class C and Class N shares. The payments are made to the Distributor in recognition that the Distributor:

               o pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described above,

               o may finance payment of sales concessions  and/or the advance of the  service fee payment to  recipients  under the plans,  or may provide  such  financing  from  its own  resources  or  from  the resources of an affiliate,

               o employs  personnel to support  distribution of Class B, Class C and Class N shares,

               o  bears  the  costs  of  sales   literature,   advertising   and
               prospectuses (other than those furnished to current shareholders)
               and  state  "blue  sky"   registration  fees  and  certain  other
               distribution expenses,

               o may not be able to  adequately  compensate  dealers  that  sell
               Class B,  Class C and Class N shares  without  receiving  payment under  the  plans  and  therefore  may not be able to offer  such
               Classes for sale absent the plans,

               o receives  payments under the plans  consistent with the service fees and asset-based sales charges paid by other  non-proprietary funds that charge 12b-1 fees,

               o may use the  payments  under  the plan to  include  the Fund in various third-party distribution programs that may increase sales of Fund shares,

               o may experience  increased  difficulty selling the Fund's shares
               if  payments  under  the  plan  are  discontinued   because  most
               competitor  funds  have  plans  that pay  dealers  for  rendering distribution  services as much or more than the amounts currently being paid by the Fund, and

               o may not be  able to  continue  providing,  at the  same or at a lesser cost,  the same  quality  distribution  sales  efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

          During a calendar year, the  Distributor's  actual expenses in selling
     Class B,  Class C and  Class N shares  may be more  than  the  payments  it receives from the contingent  deferred sales charges  collected on redeemed shares and from the  asset-based  sales charges paid to the  Distributor by the Fund under the  distribution  and service plans.  Those excess expenses are  carried  over on the  Distributor's  books  and may be  recouped  from asset-based  sales charge payments from the Fund in future years.  However, the Distributor has voluntarily  agreed to cap the amount of expenses under the plans  that may be  carried  over from year to year and  recouped  that relate  to  (i)  expenses  the  Distributor  has  incurred  that  represent compensation  and  expenses of its sales  personnel  and (ii) other  direct distribution  costs  it has  incurred,  such  as  sales  literature,  state registration fees,  advertising and prospectuses used to offer Fund shares.
     The cap on the  carry-over of those  categories of expenses is set at 0.70%
     of  annual  gross  sales of  shares of the  Fund.  If those  categories  of expenses exceed the capped amount,  the Distributor bears the excess costs.
     If the Class B, Class C or Class N plan were to be  terminated by the Fund, the Fund's Board of Trustees may allow the Fund to continue payments of the asset-based  sales charge to the Distributor for distributing  shares prior to the termination of the plan.

    Distribution Fees Paid to the Distributor for the Fiscal Year Ended 8/31/04

      Class:          Total Payments Under     Amount Retained by         Distributor's           Distributor's
                                                                            Aggregate         Unreimbursed Expenses
                                                                      Unreimbursed Expenses   as % of Net Assets of
                              Plan                 Distributor              Under Plan                Class

-------------------- ----------------------- ------------------------ ----------------------- -----------------------
-------------------- ----------------------- ------------------------ ----------------------- -----------------------

Class B Plan                $372,996                $279,0571                $893,323                 2.05%

-------------------- ----------------------- ------------------------ ----------------------- -----------------------
-------------------- ----------------------- ------------------------ ----------------------- -----------------------

Class C Plan                $263,955                $110,6842                $442,096                 1.36%

-------------------- ----------------------- ------------------------ ----------------------- -----------------------
-------------------- ----------------------- ------------------------ ----------------------- -----------------------

Class N Plan                $12,579                  $8,0843                 $33,360                  0.81%

-------------------- ----------------------- ------------------------ ----------------------- -----------------------

1.   Includes $5,497 paid to an affiliate of the Distributor's parent company.
2.   Includes $8,444 paid to an affiliate of the Distributor's parent company.
3.   Includes $583 paid to an affiliate of the Distributor's parent company.

          All payments  under the Class B, Class C and Class N plans are subject to the limitations imposed by the Conduct Rules of the National Association of Securities  Dealers,  Inc. on payments of asset-based  sales charges and service fees.

Performance of the Fund

      Explanation  of  Performance  Terminology.  The Fund  uses a variety of terms to illustrate its  investment  performance.
      Those terms  include  "cumulative  total  return,"  "average annual total  return,"  "average  annual total return at net asset  value"  and  "total  return at net asset  value."  An explanation of how total returns are calculated is set forth below.  The charts below show the Fund's  performance  as of the  Fund's  most  recent  fiscal  year end.  You can obtain
      current  performance   information  by  calling  the  Fund's
      Transfer  Agent  at   1.800.525.7048   or  by  visiting  the
      OppenheimerFunds Internet website at www.oppenheimerfunds.com.

          The Fund's  illustrations  of its performance  data in  advertisements must  comply  with  rules of the SEC.  Those  rules  describe  the types of performance  data  that  may be  used  and how it is to be  calculated.  In general,  any  advertisements  by the  Fund of its  performance  data  must include the average annual total returns of the advertised  class of shares of the Fund.

          Use of standardized  performance  calculations  enables an investor to compare  the  Fund's  performance  of other  funds  for the  same  periods.
     However,  a number of factors should be considered  before using the Fund's performance information as a basis for comparison with other investments:

                    o Total returns  measure the  performance  of a hypothetical account in the Fund over various periods and do now show the performance of each  shareholder's  account.  Your account's performance  will vary from the  model  performance  data if your  dividends  are  received  in cash,  or you buy or sell shares  during the  period,  of you bought  your shares at a different time and price than the shares used in the model.

                    o The Fund's  performance  returns do not reflect the effect of taxes on dividends and capital gains distributions.

                    o An  investment  in the Fund is not  insured by the FDIC or any other government agency.

                    o The  principal  value  of the  Fund's  shares,  and  total returns are not  guaranteed and normally will fluctuate in a daily basis.

                    o When an investor's shares are redeemed,  they may be worth more or less than their original cost.

                    o  Total  returns  for  any  given  past  period   represent
                    historical  performance  information and are not, and should not be considered, a prediction of future returns.

          The performance of each class of shares is shown  separately,  because the performance of each class of shares will usually be different.  That is because of the  different  kinds of expenses  each class  bears.  The total returns  of each  class  of  shares  of the  Fund are  affected  by  market conditions,  the quality of the Fund's  investments,  the maturity of those investments,  the types of  investments  the Fund holds,  and its operating expenses that are allocated to the particular class.

                    Total  Return  Information.  There  are  different  types of
                    "total  returns"  to measure the Fund's  performance.  Total return is the change in value of a  hypothetical  investment in the Fund over a given period, assuming that all dividends and capital gain  distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares,  the total  returns  for each  class are  separately measured. The cumulative total return measures the change in value over the entire  period (for example,  ten years).  An average  annual total rturn shows the average rate of return for each year in a period that would produce the  cumulative total return over the entire period. However, average annual total  rturns do now show actual  year-by-year  performance.
                    The  Fund  uses  standardized  calculations  for  its  total returns  as  prescribed  by  the  SEC.  The  methodology  is discused below.

          In calculating  total returns for Class A shares,  the current maximum sales charge of 5.75% (as a percentage  of the offering  price) is deducted from the initial  investment  ("P" in the formula below) (unless the return is shown  without sales charge,  as described  below).  For Class B shares, payment of the  applicable  contingent  deferred  sales  charge is applied, depending  on the period  for which the return is shown:  5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years,  2.0% in the fifth  year,  1.0% in the sixth year and none  thereafter.  For Class C shares,  the 1.0% contingent  deferred sales charge is deducted for returns for the one-year period. For Class N shares,  the 1.0% contingent  deferred sales  charge is deducted for returns for the  one-year  period,  and total returns for the periods prior to 03/01/01 (the  inception  date for Class N shares)  are based on the Fund's  Class A returns,  adjusted to reflect the higher Class N 12b-1 fees.

          Average Annual Total Return. The "average annual total return" of each class is an average annual  compounded rate of return for each year in a  specified  number of years.  It is the rate of return  based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula  below) held for a number of years ("n" in the formula) to achieve an Ending  Redeemable  Value  ("ERV" in the  formula)  of that investment, according to the following formula:

                                 1/n
                     (   ERV )       - 1  = Average Annual Total Return
                     (  ---  )
                     (   P   )

          o Average  Annual Total Return  (After  Taxes on  Distributions).  The
          "average annual total return (after taxes on  distributions)" of Class
          A shares is an average annual  compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax  rates in effect on any  reinvestment  date) on any  distributions made by the Fund during the specified period. It is the rate of return based on the change in value of a hypothetical  initial  investment of
          $1,000 ("P" in the  formula  below) held for a number of years ("n" in the  formula) to achieve an ending  value  ("ATVD" in the  formula) of that investment, after taking into account the effect of taxes on Fund distributions,  but not on the redemption of Fund shares, according to the following formula:

ATVD l/n   - 1 = Average Annual Total Return (After Taxes on Distributions)
---
 P

                    o Average Annual Total Return (After Taxes on  Distributions
                    and  Redemptions).  The "average  annual total return (after taxes on distributions  and  redemptions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years,  adjusted to show the effect of federal taxes  (calculated  using the highest  individual
                    marginal   federal   income  tax  rates  in  effect  on  any
                    reinvestment  date)  on any  distributions  made by the Fund during the specified  period and the effect of capital gains taxes or capital loss tax benefits  (each  calculated  using the highest  federal  individual  capital  gains tax rate in effect on the redemption date) resulting from the redemption of the  shares at the end of the  period.  It is the rate of return  based  on the  change  in  value  of a  hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years  ("n" in the  formula)  to  achieve an ending value  ("ATVDR" in the  formula) of that  investment, after  taking  into  account  the  effect  of  taxes on Fund
                    distributions   and  on  the   redemption  of  Fund  shares,
                    according to the following formula:

ATVDR l/n   - 1 = Average Annual Total Return (After Taxes
                                              on Distributions and Redemptions)
---
 P

          o Cumulative Total Return.  The "cumulative total return"  calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years.  Its  calculation  uses some of the same factors as average annual total return,  but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

    ERV - P
----------------
       P

                    o Total  Returns at Net Asset  Value.  From time to time the
                    Fund may also quote a cumulative or an average  annual total
                    return  "at  net  asset  value"  (without   deducting  sales
                    charges)  for Class A,  Class B,  Class C or Class N shares.
                    Each is based on the difference in net asset value per share
                    at  the   beginning   and  the  end  of  the  period  for  a
                    hypothetical  investment  in that  class of shares  (without considering  front-end or contingent deferred sales charges)
                    and takes into  consideration  the reinvestment of dividends and capital gains distributions.

                   The Fund's Total Returns for the Periods Ended 8/31/04

Class      of      Cumulative Total                             Average Annual Total Returns
                 Returns (10 years or
Shares              life-of-class)

-------------- ------------------------- -----------------------------------------------------------------------------
-------------- ------------------------- ------------------------- ------------------------- -------------------------

                                                  1-Year                    5-Year                   10-Year
                                                                     (or life of class if      (or life of class if
                                                                            less)                     less)

-------------- ------------------------- ------------------------- ------------------------- -------------------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
                  After       Without       After       Without       After       Without       After       Without
                  Sales        Sales        Sales        Sales        Sales        Sales        Sales        Sales
                 Charge       Charge       Charge       Charge       Charge       Charge       Charge       Charge
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------

Class A1         89.02%       100.55%      27.43%       35.20%        0.12%        1.31%        9.83%       10.79%

-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------

Class B2         91.60%       91.60%       28.95%       33.95%        0.19%        0.51%       10.05%       10.05%

-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------

Class C3         90.09%       90.09%       33.05%       34.05%        0.52%        0.52%        9.92%        9.92%

-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------

Class N4         56.19%       56.19%       33.70%       34.70%       13.59%       13.59%         N/A          N/A

-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
1.       Inception of Class A:      11/17/97
2.       Inception of Class B:      11/17/97
3.       Inception of Class C:      11/17/97
4.       Inception of Class N:      03/01/01

----------------------------------------------------------------------------------------------------------------
                     Average Annual Total Returns for Class A Shares (After Sales Charge)

                                         For the Periods Ended 8/31/04

----------------------------------------------------------------------------------------------------------------
------------------------------------------ --------------------- ------------------------ ----------------------
                                                  1-Year                 5-Year                  10-Year

                                                                                          (or life of class if
                                                                                                  less)

------------------------------------------ --------------------- ------------------------ ----------------------
------------------------------------------ --------------------- ------------------------ ----------------------

After Taxes on Distributions                      27.33%                 -1.85%                   7.77%

------------------------------------------ --------------------- ------------------------ ----------------------
------------------------------------------ --------------------- ------------------------ ----------------------

After Taxes on Distributions and                  17.94%                 -1.12%                   7.25%

Redemption of Fund Shares
------------------------------------------ --------------------- ------------------------ ----------------------

                    Other  Performance   Comparisons.   The  Fund  compares  its
                    performance annually to that of an appropriate broadly-based market index in its Annual Report to  shareholders.  You can obtain that  information by contacting the Transfer Agent at the  addresses  or telephone  numbers  shown on the cover of this Statement of Additional Information.  The Fund may also compare  its  performance  to  that  of  other  investments, including  other  mutual  funds,  or  use  rankings  of  its performance by  independent  ranking  entities.  Examples of these performance comparisons are set forth below.

          |X|  Lipper  Rankings.  From  time to time the Fund  may  publish  the ranking  of the  performance  of its  classes  of  shares by  Lipper,  Inc.
     ("Lipper").   Lipper  is  a   widely-recognized   independent  mutual  fund
     monitoring service. Lipper monitors the performance of regulated investment companies,  including  the Fund,  and ranks their  performance  for various periods in categories based on investment  styles.  The Lipper  performance rankings  are based on total  returns  that  include  the  reinvestment  of capital  gain  distributions  and  income  dividends  but do not take sales charges or taxes into  consideration.  Lipper also  publishes  "peer-group"
     indices  of the  performance  of all  mutual  funds in a  category  that it monitors  and  averages  of the  performance  of the  funds  in  particular categories.

          Morningstar  Ratings.  From time to time the Fund may publish the star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service.  Morningstar rates mutual funds in  their  specialized  market  sector.  The Fund is  rated  among  Foreign
     Small/Mid Growth.

          Morningstar proprietary star ratings reflect historical  risk-adjusted total investment return. For each fund with at least a three-year  history,
     Morningstar  calculates  a  Morningstar  Rating(TM)based  on a  Morningstar
     Risk-Adjusted  Return  measure  that  accounts  for  variation  in a fund's monthly  performance  (including the effects of sales charges,  loads,  and
     redemption  fees),   placing  more  emphasis  on  downward  variations  and
     rewarding  consistent  performance.  The top 10% of funds in each  category receive 5 stars,  the next 22.5%  receive 4 stars,  the next 35%  receive 3 stars,  the next 22.5% receive 2 stars,  and the bottom 10% receive 1 star.
     (Each  share  class is counted as a fraction  of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall  Morningstar  Rating for a fund is derived from a weighted  average of the  performance  figures  associated with its three-, five-and ten-year (if applicable) Morningstar Rating metrics.

          |X|  Performance  Rankings  and  Comparisons  by  Other  Entities  and
     Publications.  From time to time the Fund may include in its advertisements and  sales  literature  performance  information  about  the Fund  cited in newspapers  and  other  periodicals  such as The New York  Times,  The Wall
     Street Journal,  Barron's,  or similar  publications.  That information may include  performance  quotations from other sources,  including  Lipper and
     Morningstar.  The  performance  of the  Fund's  classes  of  shares  may be compared in  publications  to the  performance of various market indices or other investments,  and averages,  performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

          Investors  may also wish to compare  the  returns on the Fund's  share classes to the return on fixed-income  investments available from banks and thrift  institutions.  Those  include  certificates  of  deposit,  ordinary interest-paying  checking and savings accounts, and other forms of fixed or variable  time  deposits,  and various other  instruments  such as Treasury bills.  However,  the Fund's  returns and share price are not guaranteed or insured by the FDIC or any other  agency and will  fluctuate  daily,  while bank  depository  obligations  may be insured  by the FDIC and may  provide fixed rates of return.  Repayment of  principal  and payment of interest on
     Treasury  securities  is  backed by the full  faith and  credit of the U.S.
     government.

          From time to time,  the Fund may  publish  rankings  or ratings of the
     Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds,  other than performance  rankings of the Oppenheimer funds themselves.  Those ratings or rankings of shareholder and investor  services by third  parties may include  comparisons  of their services to those  provided by other mutual fund  families  selected by the rating or  ranking  services.  They may be based upon the  opinions  of the rating or ranking service itself, using its research or judgment,  or based upon surveys of investors, brokers, shareholders or others.

          From time to time the Fund may include in its advertisements and sales literature  the  total  return  performance  of a  hypothetical  investment account that includes shares of the Fund and other  Oppenheimer  funds. The combined  account  may be part of an  illustration  of an asset  allocation model or similar  presentation.  The account  performance may combine total return  performance  of the Fund and the total return  performance of other
     Oppenheimer funds included in the account. Additionally, from time to time,
     the  Fund's   advertisements   and  sales   literature  may  include,   for
     illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example,

          o  information   about  the  performance  of  certain   securities  or
          commodities markets or segments of those markets,

          o  information  about the  performance  of the economies of particular countries or regions,

          o the  earnings  of  companies  included  in  segments  of  particular industries, sectors, securities markets, countries or regions,

          o the  availability  of different  types of securities or offerings of securities,

          o information relating to the gross national or gross domestic product of the United States or other countries or regions,

          o  comparisons  of various  market  sectors or indices to  demonstrate performance, risk, or other characteristics of the Fund.

ABOUT your account

How to Buy Shares

                    Additional  information is presented below about the methods that  can be used to buy  shares  of the  Fund.  Appendix  B contains  more  information  about the special  sales charge arrangements  offered by the Fund, and the  circumstances in which  sales  charges  may be reduced or waived for  certain classes of investors.

          When you purchase shares of the Fund,  your ownership  interest in the shares of the Fund will be  recorded  as a book entry on the records of the
     Fund. The Fund will not issue or re-register physical share certificates.

                    AccountLink.  When shares are purchased through AccountLink, each  purchase  must be at least $50 and  shareholders  must invest at least $500 before an Asset Builder Plan (described below)  can  be  established  on  a  new  account.  Accounts established prior to November 1, 2002 will remain at $25 for additional  purchases.  Shares  will  be  purchased  on  the regular  business  day  the  Distributor  is  instructed  to initiate the Automated  Clearing  House ("ACH")  transfer to buy the  shares.  Dividends  will  begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH  system  before  the  close  of The New  York  Stock
                    Exchange ("the  Exchange").  The Exchange normally closes at
                    4:00 P.M., but may close earlier on certain days. If Federal
                    Funds are  received on a business day after the close of the
                    Exchange,  the shares will be purchased and  dividends  will begin  to  accrue  on the next  regular  business  day.  The proceeds of ACH transfers are normally  received by the Fund three  days  after  the  transfers  are  initiated.  If  the proceeds of the ACH  transfer  are not  received on a timely basis,  the  Distributor  reserves  the right to cancel  the purchase  order.  The  Distributor  and  the  Fund  are  not responsible  for any delays in purchasing  shares  resulting from delays in ACH transmissions.

                    Reduced Sales  Charges.  As discussed in the  Prospectus,  a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the  economies  of sales  efforts and  reduction in expenses realized by the Distributor, dealers and brokers making such
                    sales.   No  sales  charge  is  imposed  in  certain   other
                    circumstances  described in Appendix B to this  Statement of
                    Additional  Information because the Distributor or dealer or broker incurs little or no selling expenses.

                    The  Oppenheimer  Funds.  The  Oppenheimer  funds  are those
                    mutual  funds  for  which  the   Distributor   acts  as  the
                    distributor and currently include the following:

Oppenheimer AMT-Free Municipals        Oppenheimer Limited Term Municipal Fund
Oppenheimer AMT-Free New York
         Municipals                    Oppenheimer Main Street Fund
Oppenheimer Balanced Fund              Oppenheimer Main Street Opportunity Fund
Oppenheimer Bond Fund                  Oppenheimer Main Street Small Cap Fund
Oppenheimer California Municipal Fund  Oppenheimer MidCap Fund
Oppenheimer Capital Appreciation Fund  Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Preservation Fund  Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Capital Income Fund        Oppenheimer Principal Protected
                                                Main Street Fund
Oppenheimer Champion Income Fund       Oppenheimer Principal Protected
                                                Main Street Fund II
Oppenheimer Convertible
        Securities Fund                Oppenheimer Principal Protected Main
                                                 Street Fund III
Oppenheimer Developing Markets Fund    Oppenheimer Quest Balanced Fund
Oppenheimer Disciplined
         Allocation Fund              Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Discovery Fund            Oppenheimer Quest International
                                                Value Fund, Inc.
Oppenheimer Emerging Growth Fund      Oppenheimer Quest Opportunity Value Fund
Oppenheimer Emerging
         Technologies Fund            Oppenheimer Quest Value Fund, Inc.
Oppenheimer Enterprise Fund           Oppenheimer Real Asset Fund
Oppenheimer Equity Fund, Inc          Oppenheimer Real Estate Fund
Oppenheimer Global Fund               Oppenheimer Rochester National Municipals
Oppenheimer Global
         Opportunities Fund           Oppenheimer Select Value Fund
Oppenheimer Gold & Special
        Minerals Fund                 Oppenheimer Senior Floating Rate Fund
Oppenheimer Growth Fund               Oppenheimer Small Cap Value Fund
Oppenheimer High Yield Fund           Oppenheimer Strategic Income Fund
Oppenheimer International Bond Fund   Oppenheimer Total Return Bond Fund
Oppenheimer International
         Growth Fund                  Oppenheimer U.S. Government Trust
Oppenheimer International
        Small Company Fund            Oppenheimer Value Fund
Oppenheimer International Value Fund  Limited-Term New York Municipal Fund
Oppenheimer Limited Term California
         Municipal Fund               Rochester Fund Municipals
Oppenheimer Limited-Term
         Government Fund
And the following money market funds:

Oppenheimer Cash Reserves               Centennial Government Trust
Oppenheimer Money Market Fund, Inc.     Centennial Money Market Trust
Centennial America Fund, L. P.          Centennial New York Tax Exempt Trust
Centennial California Tax
         Exempt Trust                   Centennial Tax Exempt Trust

          There is an initial  sales charge on the purchase of Class A shares of each of the  Oppenheimer  funds  described  above  except the money  market
     funds.  Under  certain   circumstances   described  in  this  Statement  of
     Additional  Information,  redemption  proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

                    Letters of Intent.  Under a Letter of Intent ("Letter"),  if
                    you purchase Class A shares or Class A and Class B shares of the Fund  and  other  Oppenheimer  funds  during a  13-month period, you can reduce the sales charge rate that applies to your  purchases of Class A shares.  The total amount of your intended  purchases  of both Class A and Class B shares will determine  the  reduced  sales  charge  rate for the Class A
                    shares  purchased  during  that  period.   You  can  include
                    purchases  made up to 90 days before the date of the Letter.
                    Letters  do not  consider  Class  C or  Class N  shares  you purchase or may have purchased.

          A Letter is an investor's  statement in writing to the  Distributor of the  intention to purchase  Class A shares or Class A and Class B shares of the Fund (and  other  Oppenheimer  funds)  during a  13-month  period  (the
     "Letter  period").  At the investor's  request,  this may include purchases made up to 90 days prior to the date of the Letter.  The Letter  states the investor's  intention to make the  aggregate  amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the  amount  specified  in the  Letter.  Purchases  made by reinvestment of dividends or  distributions  of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

          A Letter  enables an  investor to count the Class A and Class B shares purchased  under the  Letter to obtain the  reduced  sales  charge  rate on purchases of Class A shares of the Fund (and other Oppenheimer  funds) that applies  under the Right of  Accumulation  to current  purchases of Class A shares.  Each  purchase of Class A shares  under the Letter will be made at the offering  price  (including  the sales charge) that applies to a single lump-sum  purchase of shares in the amount  intended to be purchased  under the Letter.

          In submitting a Letter,  the investor  makes no commitment to purchase shares.  However,  if the investor's  purchases of shares within the Letter period,  when  added to the value  (at  offering  price) of the  investor's holdings of shares on the last day of that  period,  do not equal or exceed the intended  purchase  amount,  the investor  agrees to pay the additional amount  of sales  charge  applicable  to such  purchases.  That  amount  is described  in "Terms of Escrow,"  below  (those terms may be amended by the
     Distributor  from time to time).  The investor  agrees that shares equal in value to 5% of the intended  purchase  amount will be held in escrow by the
     Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the  terms of the  Prospectus,  this  Statement  of  Additional
     Information  and the  application  used for a  Letter.  If those  terms are amended,  as they may be from time to time by the Fund, the investor agrees to be bound by the  amended  terms and that  those  amendments  will  apply automatically to existing Letters.

          If the total  eligible  purchases made during the Letter period do not equal or exceed the intended  purchase amount,  the concessions  previously paid to the dealer of record for the account and the amount of sales charge retained by the  Distributor  will be adjusted to the rates  applicable  to actual  total  purchases.  If total  eligible  purchases  during the Letter period exceed the intended  purchase amount and exceed the amount needed to qualify  for  the  next  sales  charge  rate  reduction  set  forth  in the
     Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment  will be  made  only  if and  when  the  dealer  returns  to the
     Distributor the excess of the amount of concessions  allowed or paid to the dealer over the amount of  concessions  that apply to the actual  amount of purchases.  The excess concessions returned to the Distributor will be used to purchase  additional shares for the investor's  account at the net asset value per share in effect on the date of such purchase,  promptly after the
     Distributor's receipt thereof.

          The  Transfer  Agent will not hold shares in escrow for  purchases  of shares  of  the  Fund  and  other  Oppenheimer  funds  by  OppenheimerFunds prototype  401(k)  plans under a Letter.  If the intended  purchase  amount under a Letter entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter period, there will be no
     adjustment  of  concessions   paid  to  the   broker-dealer   or  financial
     institution of record for accounts held in the name of that plan.

          In  determining  the total  amount of  purchases  made under a Letter, shares  redeemed by the  investor  prior to the  termination  of the Letter period will be deducted.  It is the  responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter when placing any purchase orders for the investor during the Letter period.  All of such purchases must be made through the Distributor.

         |X|  Terms of Escrow That Apply to Letters of Intent.

          1. Out of the initial purchase (or subsequent  purchases if necessary)
     made  pursuant  to a Letter,  shares of the Fund equal in value up to 5% of the  intended  purchase  amount  specified  in the Letter  shall be held in escrow by the Transfer Agent. For example,  if the intended purchase amount is  $50,000,  the  escrow  shall be shares  valued in the  amount of $2,500
     (computed  at the offering  price  adjusted  for a $50,000  purchase).  Any dividends and capital gains  distributions  on the escrowed  shares will be credited to the investor's account.

          2. If the total  minimum  investment  specified  under  the  Letter is completed  within the 13-month  Letter period,  the escrowed shares will be promptly released to the investor.

          3. If, at the end of the 13-month  Letter  period the total  purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter,  the investor must remit to the  Distributor an amount equal to the difference  between the dollar amount of sales charges actually paid and the  amount of sales  charges  which  would have been paid if the total amount  purchased  had  been  made at a  single  time.  That  sales  charge adjustment will apply to any shares redeemed prior to the completion of the
     Letter.  If the  difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer,  the Distributor  will, within  sixty days of the  expiration  of the Letter,  redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow.  If a request is received to redeem  escrowed  shares  prior to the payment of such additional sales charge,  the sales charge will be withheld from the redemption proceeds.

          4. By signing the Letter,  the investor  irrevocably  constitutes  and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

          5. The shares  eligible for purchase  under the Letter (or the holding of which may be counted toward  completion of a Letter)  include:

          (a) Class A shares sold with a front-end  sales charge or subject to a
          Class A contingent deferred sales charge,

                    (b)  Class B shares  of  other  Oppenheimer  funds  acquired subject to a contingent deferred sales charge, and

                    (c) Class A or Class B shares acquired by exchange of either
                    (1)  Class A shares of one of the  other  Oppenheimer  funds
                    that  were  acquired   subject  to  a  Class  A  initial  or
                    contingent  deferred  sales  charge or (2) Class B shares of one  of the  other  Oppenheimer  funds  that  were  acquired subject to a contingent deferred sales charge.

          6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is  requested,  as described in the section of the  Prospectus  entitled  "How to Exchange  Shares" and the escrow will be transferred to that other fund.

                    Asset Builder  Plans.  As explained in the  Prospectus,  you
                    must   initially   establish   your   account   with   $500.
                    Subsequently,  you can  establish  an Asset  Builder Plan to automatically  purchase  additional  shares  directly from a bank  account  for as  little  as $50.  For  those  accounts established  prior  to  November  1,  2002  and  which  have
                    previously  established  Asset  Builder  Plans,   additional
                    purchases  will  remain at $25.  Shares  purchased  by Asset
                    Builder Plan  payments from bank accounts are subject to the redemption  restrictions for recent  purchases  described in the  Prospectus.  Asset Builder Plans are available  only if your bank is an ACH member.  Asset  Builder Plans may not be used to buy shares for  OppenheimerFunds  employer-sponsored qualified  retirement  accounts.  Asset  Builder  Plans also enable  shareholders  of  Oppenheimer  Cash  Reserves to use their fund  account to make monthly  automatic  purchases of shares of up to four other Oppenheimer funds.

          If you make payments from your bank account to purchase  shares of the
     Fund, your bank account will be debited  automatically.  Normally the debit will be made two business days prior to the  investment  dates you selected on your  application.  Neither the Distributor,  the Transfer Agent nor the
     Fund shall be responsible  for any delays in purchasing  shares that result from delays in ACH transmissions.

          Before you  establish  Asset  Builder  payments,  you should  obtain a prospectus  of the  selected  fund(s) from your  financial  advisor (or the
     Distributor) and request an application from the Distributor.  Complete the application  and return it. You may change the amount of your Asset Builder payment or you can terminate  these  automatic  investments  at any time by writing to the Transfer  Agent.  The Transfer  Agent  requires a reasonable period  (approximately  10 days)  after  receipt  of your  instructions  to
     implement  them.  The  Fund  reserves  the  right  to  amend,   suspend  or
     discontinue offering Asset Builder plans at any time without prior notice.

                    Retirement  Plans.  Certain  types of  retirement  plans are entitled  to  purchase  shares  of the  Fund  without  sales charges or at reduced sales charge rates, as described in an
                    Appendix  to  this  Statement  of  Additional   Information.
                    Certain special sales charge arrangements  described in that
                    Appendix  apply  to  retirement   plans  whose  records  are
                    maintained  on a daily  valuation  basis  by  Merrill  Lynch
                    Pierce  Fenner  &  Smith,  Inc.   ("Merrill  Lynch")  or  an
                    independent  record  keeper  that has a contract  or special arrangement  with  Merrill  Lynch.  If on the  date the plan sponsor  signed the Merrill  Lynch  record  keeping  service agreement  the plan  has  less  than $1  million  in  assets
                    invested  in  applicable   investments  (other  than  assets
                    invested in money market funds),  then the  retirement  plan may purchase only Class C shares of the  Oppenheimer  funds.
                    If on the date the plan  sponsor  signed the  Merrill  Lynch record keeping service  agreement the plan has $1 million or more in assets but less than $5  million in assets  invested in  applicable  investments  (other than assets  invested in money market funds),  then the retirement  plan may purchase only Class N shares of the Oppenheimer funds. If on the date the plan sponsor  signed the Merrill  Lynch  record  keeping service  agreement the plan has $5 million or more in assets
                    invested  in  applicable   investments  (other  than  assets
                    invested in money market funds),  then the  retirement  plan may purchase only Class A shares of the Oppenheimer funds.

          OppenheimerFunds  has entered into  arrangements  with certain  record keepers  whereby the Transfer Agent  compensates  the record keeper for its record keeping and account  servicing  functions that it performs on behalf of  the  participant  level  accounts  of a  retirement  plan.  While  such compensation  may act to reduce  the  record  keeping  fees  charged by the retirement  plan's record  keeper,  that  compensation  arrangement  may be terminated  at any time,  potentially  affecting  the record  keeping  fees charged by the retirement plan's record keeper.

                    Cancellation  of Purchase  Orders.  Cancellation of purchase orders for the Fund's shares (for  example,  when a purchase check is  returned to the Fund  unpaid)  causes a loss to be incurred  when the net asset values of the Fund's  shares on the  cancellation  date is less than on the  purchase  date.
                    That loss is equal to the  amount of the  decline in the net asset value per share  multiplied by the number of shares in the purchase  order.  The investor is  responsible  for that loss. If the investor  fails to compensate  the Fund for the loss, the Distributor will do so. The Fund may reimburse the
                    Distributor  for that  amount by  redeeming  shares from any account  registered in that investor's  name, or the Fund or the Distributor may seek other redress.

                    Classes  of  Shares.  Each  class  of  shares  of  the  Fund represents an interest in the same  portfolio of investments of the Fund. However,  each class has different  shareholder privileges  and  features.  The net income  attributable  to
                    Class B, Class C or Class N shares and the dividends payable on Class B,  Class C or Class N shares  will be  reduced  by incremental  expenses  borne  solely  by that  class.  Those expenses  include  the  asset-based  sales  charges to which
                    Class B, Class C and Class N shares are subject.

          The availability of different classes of shares permits an investor to choose the method of  purchasing  shares that is more  appropriate  for the investor. That may depend on the amount of the purchase, the length of time the investor  expects to hold  shares,  and other  relevant  circumstances.
     Class A shares normally are sold subject to an initial sales charge.  While
     Class B,  Class C and Class N shares  have no  initial  sales  charge,  the purpose of the deferred sales charge and asset-based  sales charge on Class
     B,  Class C and  Class N shares  is the same as that of the  initial  sales charge  on Class A shares - to  compensate  the  Distributor  and  brokers, dealers  and  financial  institutions  that  sell  shares  of the  Fund.  A salesperson  who is entitled to receive  compensation  from his or her firm for selling Fund shares may receive  different  levels of compensation  for selling one class of shares rather than another.

          The Distributor will not accept purchase order of $100,000 or more for
     Class B shares or a purchase  order of $1 million or more to purchase Class
     C shares on behalf of a single investor (not including dealer "street name"
     or omnibus accounts).

          Class A Shares  Subject to a Contingent  Deferred  Sales  Charge.  For
     purchases of Class A shares at net asset value  whether or not subject to a contingent  deferred sales charge as described in the Prospectus,  no sales concessions will be paid to the  broker-dealer  of record,  as described in the  Prospectus,  on sales of Class A shares  purchased with the redemption proceeds of shares of another  mutual fund offered as an investment  option in a  retirement  plan in  which  Oppenheimer  funds  are also  offered  as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer  funds are added as an investment  option under that plan.  Additionally,  that concession will not be paid on purchases  of Class A shares by a retirement  plan made with the redemption  proceeds of Class N shares of one or more Oppenheimer funds held by the plan for more than 18 months.

          |X| Class B Conversion.  Under current  interpretations  of applicable federal income tax law by the Internal Revenue  Service,  the conversion of
     Class B shares to Class A shares 72 months after purchase is not treated as
     a  taxable   event  for  the   shareholder.   If  those  laws  or  the  IRS
     interpretation  of those  laws  should  change,  the  automatic  conversion feature may be suspended.  In that event, no further conversions of Class B shares would occur while that suspension remained in effect.

          Although  Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes,  without the imposition of a sales charge or fee, such exchange could  constitute a taxable event for the shareholder,  and absent such exchange,  Class B shares might  continue to be subject to the  asset-based  sales charge for longer than six years.

          |X| Availability of Class N Shares.  In addition to the description of the types of retirement  plans which may purchase Class N shares  contained in the prospectus, Class N shares also are offered to the following:

                    o to all rollover IRAs (including SEP IRAs and SIMPLE IRAs),

                    o to all rollover  contributions  made to Individual  401(k)
                    plans, Profit-Sharing Plans and Money Purchase

                    Pension Plans,

                    o to all direct  rollovers  from  OppenheimerFunds-sponsored
                    Pinnacle and Ascender retirement plans,

                    o to all trustee-to-trustee IRA transfers,

                    o to all 90-24 type 403(b) transfers,

                    o to Group  Retirement  Plans (as  defined in  Appendix B to this Statement of Additional Information) which have entered into a  special  agreement  with  the  Distributor  for that purpose,

                    o to Retirement  Plans  qualified  under Sections  401(a) or
                    401(k) of the Internal Revenue Code, the recordkeeper or the plan sponsor for which has entered into a special  agreement with the Distributor,

                    o to Retirement  Plans of a plan sponsor where the aggregate assets of all such plans invested in the  Oppenheimer  funds is $500,000 or more,

                    o to  OppenheimerFunds-sponsored  Ascender 401(k) plans that pay for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds, and

                    o to  certain  customers  of  broker-dealers  and  financial advisors that are identified in a special  agreement between the  broker-dealer or financial  advisor and the Distributor for that purpose.

          The sales  concession and the advance of the service fee, as described in the Prospectus,  will not be paid to dealers of record on sales of Class
     N shares on:

                    o purchases of Class N shares in amounts of $500,000 or more by a  retirement  plan that pays for the  purchase  with the redemption  proceeds  of  Class  A  shares  of one  or  more
                    Oppenheimer    funds   (other   than   rollovers   from   an
                    OppenheimerFunds-sponsored  Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds),

                    o purchases of Class N shares in amounts of $500,000 or more by a  retirement  plan that pays for the  purchase  with the redemption  proceeds  of  Class  C  shares  of one  or  more
                    Oppenheimer  funds  held by the plan for more  than one year
                    (other  than  rollovers  from an  OppenheimerFunds-sponsored
                    Pinnacle or Ascender  401(k) plan to any IRA invested in the
                    Oppenheimer funds), and

                    o   on    purchases    of    Class    N    shares    by   an
                    OppenheimerFunds-sponsored  Pinnacle or Ascender 401(k) plan made with the  redemption  proceeds of Class A shares of one or more Oppenheimer funds.

          No sales  concessions will be paid to the  broker-dealer of record, as described in the Prospectus,  on sales of Class N shares purchased with the redemption  proceeds  of  shares  of  another  mutual  fund  offered  as an investment  option in a retirement plan in which Oppenheimer funds are also offered  as  investment  options  under  a  special  arrangement  with  the
     Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan.

          |X|  Allocation  of Expenses.  The Fund pays  expenses  related to its daily operations,  such as custodian fees,  Trustees' fees, transfer agency fees,  legal fees and auditing  costs.  Those  expenses are paid out of the
     Fund's assets and are not paid  directly by  shareholders.  However,  those expenses  reduce  the  net  asset  values  of  shares,  and  therefore  are indirectly borne by shareholders through their investment.

          The methodology  for  calculating  the net asset value,  dividends and distributions of the Fund's share classes recognizes two types of expenses.
     General  expenses  that do not  pertain  specifically  to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class,  and then equally to each  outstanding  share within a given class. Such general expenses include  management fees,  legal,  bookkeeping and  audit  fees,  printing  and  mailing  costs  of  shareholder  reports,
     Prospectuses,  Statements of Additional Information and other materials for current shareholders,  fees to unaffiliated  Trustees,  custodian expenses, share issuance costs,  organization and start-up costs, interest, taxes and brokerage  commissions,  and  non-recurring  expenses,  such as  litigation costs.

          Other expenses that are directly  attributable  to a particular  class are allocated equally to each outstanding share within that class. Examples of such  expenses  include  distribution  and service  plan  (12b-1)  fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting  expenses  (to the  extent  that such  expenses  pertain  only to a specific class).

                    Fund Account Fees. As stated in the Prospectus, a $12 annual
                    "Minimum  Balance Fee" is assessed on each Fund account with a share balance valued under $500.  The Minimum  Balance Fee is automatically  deducted from each such Fund account on or about the second to last business day of September.

          Listed below are certain  cases in which the Fund has elected,  in its discretion,  not to assess the Fund  Account  Fees.  These  exceptions  are subject to change:

          o A fund account whose shares were acquired  after  September  30th of the prior year;

                    o A fund  account  that has a balance  below $500 due to the automatic  conversion  of  shares  from  Class B to  Class A shares. However, once all Class B shares held in the account have  been  converted  to  Class A  shares  the new  account balance may become subject to the Minimum Balance Fee;

                    o Accounts of shareholders who elect to access their account documents electronically via eDoc Direct;

                    o A fund account that has only certificated  shares and, has a balance below $500 and is being escheated;

                    o Accounts of shareholders  that are held by  broker-dealers under the NSCC Fund/SERV system;

                    o Accounts held under the Oppenheimer  Legacy Program and/or holding certain Oppenheimer Variable Account Funds;

                    o Omnibus  accounts holding shares pursuant to the Pinnacle,
                    Ascender, Custom Plus, Recordkeeper Pro and Pension Alliance
                    Retirement Plan programs; and

                    o A fund account  that falls below the $500  minimum  solely due  to  market  fluctuations  within  the  12-month  period preceding the date the fee is deducted.

          To access account documents  electronically  via eDocs Direct,  please visit the Service Center on our website at www.oppenheimerfunds.com or call
     1.888.470.0862 for instructions.

          The Fund  reserves  the  authority  to modify Fund Account Fees in its discretion.

                    Determination  of Net Asset Values Per Share.  The net asset values  per  share of each  class of  shares of the Fund are determined  as of the close of business  of the  Exchange on each day that the Exchange is open. The  calculation is done by dividing the value of the Fund's net assets  attributable to a class by the  number of shares of that  class  that are outstanding.  The  Exchange  normally  closes at 4:00  P.M.,
                    Eastern time,  but may close earlier on some other days (for example,  in case of weather  emergencies or on days falling before  a U.S.  holiday).  All  references  to  time in this
                    Statement of Additional Information mean "Eastern time." The
                    Exchange's most recent annual announcement (which is subject to change)  states  that it will  close on New  Year's  Day,
                    Martin Luther King, Jr. Day,  Presidents'  Day, Good Friday,
                    Memorial Day,  Independence Day, Labor Day, Thanksgiving Day
                    and Christmas Day. It may also close on other days.

          Dealers  other than  Exchange  members may conduct  trading in certain securities on days on which the Exchange is closed (including  weekends and holidays) or after 4:00 P.M. on a regular  business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset
     values  per  share  may  be  significantly   affected  on  such  days  when
     shareholders  may not purchase or redeem shares.  Additionally,  trading on
     European and Asian stock exchanges and over-the-counter markets normally is completed before the close of the Exchange.

          Changes in the values of  securities  traded on foreign  exchanges  or markets  as a result  of  events  that  occur  after  the  prices  of those securities are determined,  but before the close of the Exchange,  will not be  reflected  in the Fund's  calculation  of its net asset values that day unless the Manager determines that the event is likely to effect a material change in the value of the security.  The Manager, or an internal valuation committee  established  by the  Manager,  as  applicable,  may  establish a valuation,  under  procedures  established  by the Board and subject to the approval,  ratification  and  confirmation by the Board at its next ensuing meeting

          Securities  Valuation.  The Fund's Board of Trustees  has  established procedures  for the  valuation of the Fund's  securities.  In general those procedures are as follows:

                    o Equity securities traded on a U.S.  securities exchange or on Nasdaq(R)are  valued as follows:

          (1) if last sale information is regularly reported, they are valued at the last reported  sale price on the principal  exchange on which they are traded or on Nasdaq(R), as applicable, on that day, or

          (2) if last sale  information  is not  available on a valuation  date, they  are  valued  at the  last  reported  sale  price  preceding  the valuation  date if it is within  the spread of the  closing  "bid" and
          "asked"  prices on the valuation date or, if not, at the closing "bid"
          price on the valuation date.

          o Equity securities traded on a foreign securities  exchange generally are valued in one of the following ways:

          (1) at the last sale price available to the pricing  service  approved by the Board of Trustees, or

          (2) at the last sale price  obtained by the Manager from the report of the  principal  exchange  on which the  security is traded at its last trading session on or immediately before the valuation date, or

          (3) at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.

                    o Long-term debt securities  having a remaining  maturity in excess of 60 days are valued  based on the mean  between the
                    "bid" and "asked" prices  determined by a portfolio  pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.

                    o The  following  securities  are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's  Board of Trustees or obtained by the
                    Manager from two active market makers in the security on the basis of reasonable inquiry:

          (1) debt  instruments  that have a maturity of more than 397 days when issued,

          (2) debt  instruments  that had a  maturity  of 397 days or less  when issued and have a remaining maturity of more than 60 days, and

          (3) non-money  market debt instruments that had a maturity of 397 days or less when issued and which have a remaining  maturity of 60 days or less.

                    o The following  securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:

                    (1) money market debt securities held by a non-money  market fund that had a maturity  of less than 397 days when  issued that have a remaining maturity of 60 days or less, and

                    (2) debt instruments held by a money market fund that have a remaining maturity of 397 days or less.

                    o Securities  (including  restricted  securities) not having readily-available market quotations are valued at fair value determined under the Board's  procedures.  If the Manager is unable to locate two market makers willing to give quotes, a security  may be  priced at the mean  between  the "bid" and
                    "asked"  prices  provided by a single  active  market  maker
                    (which in certain cases may be the "bid" price if no "asked"
                    price is available).

          In the case of U.S. government securities, mortgage-backed securities,
     corporate  bonds  and  foreign  government   securities,   when  last  sale
     information  is not  generally  available,  the  Manager  may  use  pricing services  approved by the Board of  Trustees.  The pricing  service may use
     "matrix" comparisons to the prices for comparable  instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The
     Manager will monitor the accuracy of the pricing services.  That monitoring may include  comparing prices used for portfolio  valuation to actual sales prices of selected securities.

          The  closing  prices  in  the  London  foreign  exchange  market  on a particular  business day that are provided to the Manager by a bank, dealer or pricing  service that the Manager has determined to be reliable are used to value foreign currency,  including forward contracts,  and to convert to
     U.S. dollars securities that are denominated in foreign currency.

          Puts,  calls,  and  futures  are  valued at the last sale price on the principal exchange on which they are traded or on Nasdaq(R), as applicable, as determined by a pricing service  approved by the Board of Trustees or by the Manager.  If there were no sales that day,  they shall be valued at the last sale price on the preceding  trading day if it is within the spread of the  closing  "bid" and  "asked"  prices on the  principal  exchange  or on
     Nasdaq(R)on  the valuation date. If not, the value shall be the closing bid price on the principal  exchange or on Nasdaq(R)on  the valuation  date. If the put,  call or future is not traded on an exchange or on  Nasdaq(R),  it shall be valued by the mean between  "bid" and "asked"  prices  obtained by the Manager from two active market makers.  In certain cases that may be at the "bid" price if no "asked" price is available.

          When the  Fund  writes  an  option,  an  amount  equal to the  premium received is included in the Fund's  Statement of Assets and  Liabilities as
     an asset. An equivalent  credit is included in the liability  section.  The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments,  if a call or put written by the Fund is  exercised,  the proceeds  are  increased by the premium  received.  If a call or put written by the Fund expires,  the Fund has a gain in the amount of the premium.  If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction.
     If the Fund  exercises a put it holds,  the amount the Fund receives on its sale of the underlying  investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

                    The information  below  supplements the terms and conditions for redeeming shares set forth in the Prospectus.

                    Sending  Redemption  Proceeds  by Federal  Funds  Wire.  The
                    Federal Funds wire of redemption  proceeds may be delayed if the Fund's  custodian bank is not open for business on a day when the Fund would normally  authorize the wire to be made, which is  usually  the  Fund's  next  regular  business  day following the redemption.  In those circumstances,  the wire will not be transmitted  until the next bank business day on which the Fund is open for  business.  No dividends  will be paid on the proceeds of redeemed shares awaiting transfer by
                    Federal Funds wire.]

                    Reinvestment Privilege. Within six months of a redemption, a shareholder  may  reinvest  all or  part  of the  redemption proceeds of:

                    o Class A  shares  purchased  subject  to an  initial  sales charge  or Class A shares  on  which a  contingent  deferred sales charge was paid, or

                    o Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

          The  reinvestment  may be made  without  sales  charge only in Class A shares of the Fund or any of the other  Oppenheimer funds into which shares of the Fund are  exchangeable  as  described  in "How to  Exchange  Shares"
     below.  Reinvestment will be at the net asset value next computed after the
     Transfer Agent receives the  reinvestment  order.  The shareholder must ask the Transfer  Agent for that  privilege at the time of  reinvestment.  This privilege  does not  apply to Class  C, and  Class N  shares.  The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to  shares  redeemed  after  the  date of  such  amendment,  suspension  or cessation.

          Any capital  gain that was realized  when the shares were  redeemed is taxable,  and reinvestment  will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption,  some or all of the loss may not be tax  deductible,  depending on the timing and amount of the  reinvestment.  Under the Internal  Revenue Code, if the  redemption proceeds of Fund shares on which a sales charge was paid are  reinvested in shares of the Fund or another of the  Oppenheimer  funds  within 90 days of payment of the sales charge,  the shareholder's  basis in the shares of the
     Fund that were  redeemed  may not  include  the amount of the sales  charge paid.  That would reduce the loss or increase the gain  recognized from the redemption.  However,  in that case the sales  charge would be added to the basis  of the  shares  acquired  by  the  reinvestment  of  the  redemption proceeds.

                    Payments "In Kind".  The Prospectus  states that payment for shares  tendered for redemption is ordinarily  made in cash.
                    However, under certain circumstances,  the Board of Trustees of the Fund may determine  that it would be  detrimental  to the best interests of the remaining shareholders of the Fund to make  payment of a  redemption  order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a  distribution  "in  kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

          The Fund has elected to be governed by Rule 18f-1 under the Investment
     Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the  lesser of  $250,000  or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind,  the redeeming  shareholder  might incur  brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions  in kind  using  the same  method  the Fund  uses to value  its portfolio  securities  described  above under  "Determination  of Net Asset
     Values  Per  Share."  That  valuation  will  be  made  as of the  time  the redemption price is determined.

                    Involuntary  Redemptions.  The Fund's  Board of Trustees has
                    the right to cause the involuntary  redemption of the shares held in any  account  if the  aggregate  net asset  value of those shares is less than $200 or such lesser  amount as the
                    Board  may fix.  The Board  will not  cause the  involuntary redemption  of shares in an  account  if the  aggregate  net asset  value of such  shares  has  fallen  below the  stated
                    minimum  solely as a result of market  fluctuations.  If the
                    Board exercises this right, it may also fix the requirements for any notice to be given to the  shareholders  in question
                    (not  less than 30 days).  The Board may  alternatively  set requirements for the shareholder to increase the investment, or set other terms and  conditions  so that the shares would not be involuntarily redeemed.

                    Transfers  of Shares.  A transfer  of shares to a  different registration  is not an event that  triggers  the payment of sales  charges.  Therefore,  shares  are not  subject to the payment of a contingent  deferred  sales charge of any class at the time of  transfer  to the name of  another  person or entity.  It does not matter  whether the transfer  occurs by absolute assignment, gift or bequest, as long as it does not involve,  directly  or  indirectly,  a  public  sale  of the shares.  When shares subject to a contingent  deferred sales charge are transferred,  the transferred  shares will remain subject to the contingent  deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred  shares in the same  manner and at the same time as the transferring shareholder.

          If less than all shares held in an account are  transferred,  and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer,  the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class
     B, Class C and Class N contingent deferred sales charge will be followed in determining the order in which shares are transferred.

                    Distributions   From   Retirement   Plans.    Requests   for
                    distributions    from    OppenheimerFunds-sponsored    IRAs,
                    SEP-IRAs,  SIMPLE IRAs,  403(b)(7)  custodial plans,  401(k)
                    plans or pension or profit-sharing plans should be addressed to  "Trustee,  OppenheimerFunds  Retirement  Plans," c/o the
                    Transfer Agent at its address listed in "How To Sell Shares"
                    in the  Prospectus or on the back cover of this Statement of
                    Additional  Information.  The  request  must:

          (1) state the reason for the distribution;

          (2) state the owner's  awareness of tax penalties if the  distribution is premature; and

          (3)  conform  to the  requirements  of the plan and the  Fund's  other redemption requirements.

                    Participants  (other than  self-employed  plan  sponsors) in
                    OppenheimerFunds-sponsored  pension or profit-sharing  plans with  shares of the Fund held in the name of the plan or its fiduciary  may not  directly  request  redemption  of  their accounts.  The plan administrator or fiduciary must sign the request.

          Distributions  from  pension and profit  sharing  plans are subject to special  requirements under the Internal Revenue Code and certain documents
     (available  from the Transfer Agent) must be completed and submitted to the
     Transfer  Agent before the  distribution  may be made.  Distributions  from retirement plans are subject to withholding requirements under the Internal
     Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted  to the  Transfer  Agent with the  distribution  request,  or the distribution  may be  delayed.  Unless the  shareholder  has  provided  the
     Transfer  Agent with a certified tax  identification  number,  the Internal
     Revenue Code requires that tax be withheld  from any  distribution  even if the shareholder elects not to have tax withheld. The Fund, the Manager, the
     Distributor,  and the Transfer Agent assume no  responsibility to determine whether a distribution  satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

                    Special  Arrangements  for Repurchase of Shares from Dealers
                    and  Brokers.   The  Distributor  is  the  Fund's  agent  to
                    repurchase its shares from authorized  dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to  arrange  this type of  redemption.  The repurchase  price per share will be the net asset value next computed after the  Distributor  receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase  order from a dealer or broker after the close of the Exchange on a regular business day, it will be processed at that day's net asset  value if the order was  received by the dealer or broker  from its  customers  prior to the time the Exchange closes.  Normally,  the Exchange closes at 4:00
                    P.M., but may do so earlier on some days. Additionally,  the order  must have been  transmitted  to and  received  by the
                    Distributor   prior  to  its  close  of  business  that  day
                    (normally 5:00 P.M.).

                    Ordinarily,  for accounts redeemed by a broker-dealer  under this  procedure,  payment will be made within three business
                    days  after  the  shares   have  been   redeemed   upon  the
                    Distributor's  receipt of the required redemption  documents in proper form. The signature(s) of the registered owners on the redemption  documents must be guaranteed as described in the Prospectus.

                    Automatic  Withdrawal and Exchange Plans.  Investors  owning shares of the Fund  valued  at $5,000 or more can  authorize the Transfer  Agent to redeem  shares  (having a value of at
                    least   $50)   automatically   on  a   monthly,   quarterly,
                    semi-annual  or annual basis under an  Automatic  Withdrawal
                    Plan.  Shares will be redeemed  three business days prior to the date  requested  by the  shareholder  for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be  requested  by  telephone  if payments  are to be made by check payable to all  shareholders of record.  Payments must also be sent to the  address of record for the  account  and the address must not have been  changed  within the prior 30
                    days.      Required     minimum      distributions      from
                    OppenheimerFunds-sponsored   retirement  plans  may  not  be
                    arranged on this basis.

          Payments  are  normally  made  by  check,  but   shareholders   having
     AccountLink  privileges  (see  "How To Buy  Shares")  may  arrange  to have
     Automatic   Withdrawal  Plan  payments  transferred  to  the  bank  account
     designated   on  the  account   application   or  by   signature-guaranteed
     instructions  sent to the  Transfer  Agent.  Shares are  normally  redeemed pursuant to an Automatic  Withdrawal  Plan three  business  days before the payment  transmittal  date you  select  in the  account  application.  If a contingent  deferred sales charge applies to the redemption,  the amount of the check or payment will be reduced accordingly.

          The Fund cannot guarantee  receipt of a payment on the date requested.
     The Fund reserves the right to amend, suspend or discontinue offering these plans at any  time  without  prior  notice.  Because  of the  sales  charge assessed on Class A share purchases,  shareholders  should not make regular additional  Class A share  purchases  while  participating  in an Automatic
     Withdrawal  Plan.  Class B,  Class C and Class N  shareholders  should  not establish automatic  withdrawal plans,  because of the potential imposition of the contingent  deferred sales charge on such withdrawals  (except where the Class B, Class C or Class N contingent  deferred sales charge is waived as described in Appendix B to this Statement of Additional Information).

          By  requesting  an  Automatic   Withdrawal  or  Exchange   Plan,   the
     shareholder agrees to the terms and conditions that apply to such plans, as stated below. These provisions may be amended from time to time by the Fund and/or the  Distributor.  When adopted,  any amendments will  automatically apply to existing Plans.

          |X| Automatic Exchange Plans.  Shareholders can authorize the Transfer
     Agent to exchange a pre-determined  amount of shares of the Fund for shares
     (of the same class) of other Oppenheimer funds  automatically on a monthly, quarterly,  semi-annual  or annual basis under an Automatic  Exchange Plan.
     The minimum amount that may be exchanged to each other fund account is $50.
     Instructions  should be provided  on the  OppenheimerFunds  Application  or signature-guaranteed  instructions.  Exchanges  made under  these plans are subject to the restrictions that apply to exchanges as set forth in "How to
     Exchange  Shares"  in  the  Prospectus  and  below  in  this  Statement  of
     Additional Information.

          Automatic  Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions  will be redeemed  next,  followed by shares  acquired with a sales  charge,  to  the  extent  necessary  to  make  withdrawal  payments.
     Depending  upon the  amount  withdrawn,  the  investor's  principal  may be depleted.  Payments  made under these plans should not be  considered  as a yield or income on your investment.

          The Transfer Agent will administer the investor's Automatic Withdrawal
     Plan as agent for the  shareholder(s)  (the  "Planholder") who executed the plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action  taken or not taken by the  Transfer  Agent in good faith to administer the plan.  Share  certificates  will not be issued for shares of the Fund purchased for and held under the plan, but the Transfer Agent will credit all such shares to the account of the  Planholder  on the records of the Fund.  Any share  certificates  held by a Planholder may be surrendered unendorsed  to the  Transfer  Agent with the plan  application  so that the shares represented by the certificate may be held under the plan.

          For accounts subject to Automatic  Withdrawal Plans,  distributions of capital gains must be reinvested in shares of the Fund,  which will be done at net asset value without a sales charge.  Dividends on shares held in the account may be paid in cash or reinvested.

          Shares will be redeemed to make  withdrawal  payments at the net asset value per share  determined on the redemption  date.  Checks or AccountLink payments  representing  the proceeds of Plan  withdrawals  will normally be transmitted  three  business days prior to the date selected for receipt of
     the  payment,   according  to  the  choice  specified  in  writing  by  the
     Planholder. Receipt of payment on the date selected cannot be guaranteed.

          The amount and the interval of  disbursement  payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer  Agent.
     The  Planholder  should  allow at least two weeks' time after  mailing such notification for the requested  change to be put in effect.  The Planholder may, at any time,  instruct the Transfer  Agent by written notice to redeem all, or any part of, the shares held under the plan. That notice must be in proper  form  in  accordance  with  the  requirements  of the  then-current
     Prospectus  of the Fund. In that case,  the Transfer  Agent will redeem the number of shares  requested  at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

          The  Planholder  may  terminate  a plan at any time by  writing to the
     Transfer Agent.  The Fund may also give directions to the Transfer Agent to terminate a plan.  The Transfer  Agent will also  terminate a plan upon its receipt of evidence  satisfactory  to it that the Planholder has died or is legally incapacitated.  Upon termination of a plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form  in the  name  of the  Planholder.  The  account  will  continue  as a dividend-reinvestment,  uncertificated  account  unless  and  until  proper instructions  are  received  from the  Planholder,  his or her  executor or guardian, or another authorized person.

          If the Transfer  Agent  ceases to act as transfer  agent for the Fund, the  Planholder  will be deemed to have  appointed any  successor  transfer agent to act as agent in administering the plan.

How to Exchange Shares

                    As stated in the Prospectus, shares of a particular class of
                    Oppenheimer  funds  having more than one class of shares may be  exchanged  only for  shares  of the same  class of other
                    Oppenheimer  funds.  Shares of Oppenheimer funds that have a single class without a class  designation  are deemed "Class
                    A" shares for this  purpose.  You can obtain a current  list showing which funds offer which classes of shares by calling the Distributor.

                    o All of the  Oppenheimer  funds currently offer Class A, B,
                    C, N and Y shares with the following exceptions:

                    The following funds only offer Class A shares:

Centennial America Fund, L.P.             Centennial Money Market Trust
Centennial California Tax Exempt Trust    Centennial New York Tax Exempt Trust
     Centennial Government Trust          Centennial Tax Exempt Trust

              The following funds do not offer Class N shares:

   Limited Term New York Municipal Fund
   Oppenheimer AMT-Free Municipals        Oppenheimer New Jersey Municipal Fund
     Oppenheimer AMT-Free New
        York Municipals                   Oppenheimer Principal Protected
                                                 Main Street Fund II
     Oppenheimer California Municipal
                 Fund                     Oppenheimer Pennsylvania
                                                Municipal Fund
     Oppenheimer International
                 Value Fund               Oppenheimer Rochester National
                                                Municipals
     Oppenheimer Limited Term
                 California Municipal Fund Oppenheimer Senior Floating Rate Fund
     Oppenheimer Limited Term
                 Municipal Fund            Rochester Fund Municipals

     The following funds do not offer Class Y shares:

                    Limited   Term   New   York   Municipal   Fund   Oppenheimer
                    International   Small  Company  Fund  Oppenheimer   AMT-Free
                    Municipals   Oppenheimer   Limited   Term   Municipal   Fund
                    Oppenheimer  AMT-Free New York  Municipals  Oppenheimer  New
                    Jersey Municipal Fund Oppenheimer  Balanced Fund Oppenheimer
                    Pennsylvania Municipal Fund Oppenheimer California Municipal
                    Fund  Oppenheimer   Principal  Protected  Main  Street  Fund
                    Oppenheimer   Capital  Income  Fund  Oppenheimer   Principal
                    Protected  Main Street  Fund II  Oppenheimer  Cash  Reserves
                    Oppenheimer   Principal   Protected  Main  Street  Fund  III
                    Oppenheimer  Champion Income Fund Oppenheimer  Quest Capital
                    Value Fund,  Inc.  Oppenheimer  Convertible  Securities Fund
                    Oppenheimer Quest International Value Fund, Inc. Oppenheimer
                    Disciplined  Allocation Fund Oppenheimer  Developing Markets
                    Fund  Oppenheimer  Gold & Special  Minerals Fund Oppenheimer
                    International  Bond Fund  Oppenheimer  International  Growth
                    Fund Oppenheimer Small Cap Value Fund Oppenheimer  Rochester
                    National  Municipals  Oppenheimer  Senior Floating Rate Fund
                    Oppenheimer Total Return Bond Fund

                    o  Oppenheimer  Money Market Fund,  Inc. only offers Class A and Class Y shares.

                    o Class Y shares of  Oppenheimer  Real Asset Fund may not be exchanged for shares of any other fund.

                    o Class B,  Class C and Class N shares of  Oppenheimer  Cash
                    Reserves are generally  available  only by exchange from the same class of shares of other  Oppenheimer  funds or through
                    OppenheimerFunds-sponsored 401(k) plans.

                    o Class M shares of Oppenheimer  Convertible Securities Fund
                    may  be   exchanged   only  for  Class  A  shares  of  other
                    Oppenheimer  funds.  They may not be acquired by exchange of shares of any class of any other  Oppenheimer  funds  except
                    Class  A  shares  of   Oppenheimer   Money  Market  Fund  or
                    Oppenheimer  Cash  Reserves  acquired by exchange of Class M shares.

                    o Shares of Oppenheimer Capital Preservation Fund may not be
                    exchanged for shares of Oppenheimer Money Market Fund, Inc.,
                    Oppenheimer   Cash  Reserves  or  Oppenheimer   Limited-Term
                    Government  Fund. Only  participants  in certain  retirement
                    plans   may   purchase   shares   of   Oppenheimer   Capital
                    Preservation  Fund, and only those participants may exchange shares of other  Oppenheimer funds for shares of Oppenheimer
                    Capital Preservation Fund.

                    o Class A shares of  Oppenheimer  funds may be  exchanged at net asset value for shares of any money  market fund offered
                    by  the  Distributor.   Shares  of  any  money  market  fund
                    purchased without a sales charge may be exchanged for shares of  Oppenheimer  funds  offered  with a  sales  charge  upon payment  of the  sales  charge.  They  may  also  be used to purchase  shares of  Oppenheimer  funds  subject to an early withdrawal charge or contingent deferred sales charge.

                    o Shares of Oppenheimer  Money Market Fund,  Inc.  purchased with the redemption proceeds of shares of other mutual funds
                    (other   than   funds   managed   by  the   Manager  or  its
                    subsidiaries)  redeemed  within  the 30 days  prior  to that purchase may  subsequently  be exchanged for shares of other
                    Oppenheimer  funds without being subject to an initial sales charge or contingent  deferred sales charge.  To qualify for that privilege,  the investor or the investor's  dealer must notify the  Distributor of eligibility for this privilege at the time the shares of Oppenheimer  Money Market Fund,  Inc.
                    are  purchased.  If  requested,  they must  supply  proof of entitlement to this privilege.

                    o Shares of the Fund acquired by  reinvestment  of dividends or distributions  from any of the other Oppenheimer funds or from  any  unit  investment  trust  for  which  reinvestment arrangements  have  been made  with the  Distributor  may be exchanged  at  net  asset  value  for  shares  of any of the
                    Oppenheimer funds.

                    o Shares of Oppenheimer Principal Protected Main Street Fund
                    may be exchanged at net asset value for shares of any of the
                    Oppenheimer funds.  However,  shareholders are not permitted to exchange shares of other  Oppenheimer funds for shares of
                    Oppenheimer Principal Protected Main Street Fund until after the expiration of the warranty period (8/5/2010).

                    o Shares of Oppenheimer Principal Protected Main Street Fund
                    II may be  exchanged at net asset value for shares of any of
                    the  Oppenheimer  funds.   However,   shareholders  are  not
                    permitted to exchange shares of other  Oppenheimer funds for shares of Oppenheimer  Principal  Protected Main Street Fund
                    II  until  after  the  expiration  of  the  warranty  period
                    (2/4/2011).

                    o Shares of Oppenheimer Principal Protected Main Street Fund
                    III may be exchanged at net asset value for shares of any of
                    the  Oppenheimer  funds.   However,   shareholders  are  not
                    permitted to exchange shares of other  Oppenheimer funds for shares of Oppenheimer  Principal  Protected Main Street Fund
                    III  until  after  the  expiration  of the  warranty  period
                    (12/6/2011).

          The Fund may amend, suspend or terminate the exchange privilege at any time.  Although  the Fund may impose  these  changes  at any time,  it will provide you with notice of those  changes  whenever it is required to do so by  applicable  law. It may be required to provide 60 days' notice prior to materially  amending or  terminating  the exchange  privilege.  That 60 day notice is not required in extraordinary circumstances.

          |X|  How  Exchanges  Affect  Contingent  Deferred  Sales  Charges.  No
     contingent  deferred  sales charge is imposed on exchanges of shares of any class  purchased  subject to a contingent  deferred sales charge,  with the following exceptions:

          o When Class A shares of any  Oppenheimer  fund (other than  Rochester
     National Municipals and Rochester Fund Municipals)  acquired by exchange of
     Class A shares  of any  Oppenheimer  fund  purchased  subject  to a Class A contingent  deferred  sales charge are redeemed  within 18 months  measured from the  beginning  of the calendar  month of the initial  purchase of the exchanged Class A shares,  the Class A contingent  deferred sales charge is imposed on the redeemed shares.

          o When Class A shares of Rochester  National  Municipals and Rochester
     Fund  Municipals  acquired by exchange of Class A shares of any Oppenheimer fund  purchased  subject to a Class A contingent  deferred sales charge are redeemed  within 24 months of the  beginning of the  calendar  month of the initial  purchase of the exchanged  Class A shares,  the Class A contingent deferred sales charge is imposed on the redeemed shares.

          o If any Class A shares of another Oppenheimer fund that are exchanged for Class A shares of Oppenheimer  Senior Floating Rate Fund are subject to the Class A contingent  deferred sales charge of the other Oppenheimer fund at the time of  exchange,  the holding  period for that Class A  contingent deferred  sales charge will carry over to the Class A shares of Oppenheimer
     Senior  Floating Rate Fund acquired in the exchange.  The Class A shares of
     Oppenheimer  Senior  Floating  Rate Fund  acquired in that exchange will be subject  to the  Class A Early  Withdrawal  Charge  of  Oppenheimer  Senior
     Floating  Rate Fund if they are  repurchased  before the  expiration of the holding period.

          o When Class A shares of  Oppenheimer  Cash  Reserves and  Oppenheimer
     Money  Market  Fund,  Inc.  acquired  by  exchange of Class A shares of any
     Oppenheimer fund purchased  subject to a Class A contingent  deferred sales charge  are  redeemed  within  the Class A holding  period of the fund from which the shares were  exchanged,  the Class A  contingent  deferred  sales charge of the fund from which the shares were  exchanged  is imposed on the redeemed shares.

          o With respect to Class B shares (other than  Limited-Term  Government
     Fund,  Limited Term Municipal  Fund,  Limited Term New York Municipal Fund,
     Oppenheimer Capital  Preservation Fund and Oppenheimer Senior Floating Rate
     Fund),  the Class B contingent  deferred sales charge is imposed on Class B shares  acquired by exchange if they are  redeemed  within six years of the initial purchase of the exchanged Class B shares.

          o With  respect  to Class B shares of  Limited-Term  Government  Fund,
     Limited  Term  Municipal  Fund,  Limited  Term  New  York  Municipal  Fund,
     Oppenheimer Capital  Preservation Fund and Oppenheimer Senior Floating Rate
     Fund,  the Class B contingent  deferred  sales charge is imposed on Class B shares  acquired  by exchange  if they are  redeemed  within 5 years of the initial purchase of the exchanged Class B shares.

          o With  respect  to Class C shares,  the Class C  contingent  deferred sales charge is imposed on Class C shares  acquired by exchange if they are redeemed within 12 months of the initial  purchase of the exchanged Class C shares.

          o With  respect  to Class N shares,  a 1%  contingent  deferred  sales charge  will be  imposed if the  retirement  plan (not  including  IRAs and
     403(b) plans) is terminated or Class N shares of all Oppenheimer  funds are terminated  as an  investment  option  of the plan and  Class N shares  are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund or with respect to an individual retirement plan or
     403(b)  plan,  Class N shares are  redeemed  within 18 months of the plan's first purchase of Class N shares of any Oppenheimer fund.

          o When Class B, Class C or Class N shares  are  redeemed  to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the  imposition of the Class B, Class C or Class N contingent  deferred sales charge will be followed in determining  the order in which the shares are exchanged.  Before  exchanging  shares,  shareholders  should take into account how the exchange may affect any  contingent  deferred  sales charge that might be imposed in the subsequent redemption of remaining shares.

          Shareholders  owning  shares of more than one class must specify which class of shares they wish to exchange.

          |X| Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange  requests  submitted in bulk by anyone on  behalf of more  than one  account.  The Fund may  accept  requests  for exchanges of up to 50 accounts per day from  representatives  of authorized dealers that qualify for this privilege.

          |X| Telephone Exchange Requests.  When exchanging shares by telephone, a  shareholder  must  have an  existing  account  in the fund to which  the exchange is to be made.  Otherwise,  the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines  are  busy  (which  might  occur,  for  example,  during  periods  of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

          Processing  Exchange Requests.  Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the  "Redemption  Date").  Normally,  shares of the fund to be acquired are purchased on the  Redemption  Date,  but such purchases may be delayed by either fund up to five business  days if it  determines  that it would be disadvantaged by an immediate transfer of the redemption proceeds.
     The Fund  reserves  the right,  in its  discretion,  to refuse any exchange request that may disadvantage  it. For example,  if the receipt of multiple exchange  requests from a dealer might require the disposition of portfolio securities  at a time or at a price  that might be  disadvantageous  to the
     Fund, the Fund may refuse the request.

          When you exchange some or all of your shares from one fund to another, any special  account  feature  such as an Asset  Builder  Plan or Automatic
     Withdrawal  Plan,  will be switched to the new fund account unless you tell the Transfer Agent not to do so. However,  special  redemption and exchange features such as Automatic  Exchange Plans and Automatic  Withdrawal  Plans
     cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.

          In  connection  with  any  exchange  request,  the  number  of  shares exchanged  may be less than the number  requested  if the  exchange  or the number requested would include shares subject to a restriction cited in the
     Prospectus or this  Statement of Additional  Information,  or would include shares  covered  by a share  certificate  that  is not  tendered  with  the request.  In those cases,  only the shares  available for exchange  without restriction will be exchanged.

          The different  Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is  appropriate  for his or her  investment and should be aware of the tax  consequences  of an  exchange.  For  federal  income  tax purposes,  an exchange  transaction is treated as a redemption of shares of one fund and a purchase  of shares of  another.  "Reinvestment  Privilege,"
     above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the  Distributor,  and the Transfer Agent are unable to provide  investment,  tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

                    Dividends and Distributions.  The Fund has no fixed dividend rate and there can be no  assurance as to the payment of any dividends  or the  realization  of any  capital  gains.  The dividends and  distributions  paid by a class of shares will vary from time to time depending on market  conditions,  the composition of the Fund's  portfolio,  and expenses borne by the  Fund or borne  separately  by a  class.  Dividends  are calculated in the same manner,  at the same time, and on the same day for each class of  shares.  However,  dividends  on
                    Class B, Class C and Class N shares are expected to be lower than  dividends  on Class A shares.  That is  because of the effect of the  asset-based  sales charge on Class B, Class C and  Class N shares.  Those  dividends  will also  differ in amount as a consequence  of any  difference in the net asset values of the different classes of shares.

          Dividends, distributions and proceeds of the redemption of Fund shares represented by checks  returned to the Transfer Agent by the Postal Service as  undeliverable  will be invested in shares of  Oppenheimer  Money Market
     Fund,  Inc.  Reinvestment  will be made as promptly  as possible  after the return of such checks to the Transfer Agent, to enable the investor to earn a return on  otherwise  idle funds.  Unclaimed  accounts  may be subject to state  escheatment  laws,  and the Fund and the Transfer  Agent will not be liable to shareholders or their  representatives  for compliance with those laws in good faith.

                    Tax  Status  of  the  Fund's  Dividends,  Distributions  and
                    Redemptions  of Shares.  The  federal tax  treatment  of the
                    Fund's dividends and capital gains  distributions is briefly highlighted  in the  Prospectus.  The  following  is  only a summary of certain additional tax  considerations  generally affecting the Fund and its shareholders.

          The tax  discussion in the Prospectus and this Statement of Additional
     Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information. Those laws and regulations may be changed by legislative,  judicial, or administrative action, sometimes with retroactive  effect.  State and  local tax  treatment  of  ordinary  income dividends and capital gain dividends from  regulated  investment  companies may differ from the  treatment  under the Internal  Revenue Code  described below.  Potential  purchasers  of shares  of the Fund are urged to  consult their tax advisers with specific  reference to their own tax  circumstances as well as the consequences of federal, state and local tax rules affecting an investment in the Fund.

          Qualification as a Regulated  Investment Company. The Fund has elected to be taxed as a regulated  investment  company  under  Subchapter M of the
     Internal  Revenue  Code of 1986,  as  amended.  As a  regulated  investment company,  the Fund is not  subject to federal  income tax on the portion of its net investment income (that is, taxable interest,  dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of net long-term  capital gains over net short-term  capital losses) that it distributes to shareholders. That qualification enables the
     Fund  to  "pass   through"  its  income  and  realized   capital  gains  to
     shareholders  without having to pay tax on them. This avoids a "double tax"
     on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless their
     Fund  shares  are  held  in a  retirement  account  or the  shareholder  is otherwise exempt from tax).

          The Internal  Revenue Code contains a number of complex tests relating to  qualification  that the Fund might not meet in a particular year. If it did not  qualify  as a  regulated  investment  company,  the Fund  would be treated for tax purposes as an ordinary  corporation  and would  receive no tax deduction for payments made to shareholders.

          To qualify as a regulated investment company, the Fund must distribute at least 90% of its  investment  company  taxable  income  (in  brief,  net investment  income and the excess of net  short-term  capital gain over net long-term  capital loss) for the taxable  year.  The Fund must also satisfy certain other  requirements of the Internal Revenue Code, some of which are described below. Distributions by the Fund made during the taxable year or, under  specified  circumstances,  within 12  months  after the close of the taxable year, will be considered  distributions of income and gains for the
     taxable  year  and  will  therefore   count  toward   satisfaction  of  the
     above-mentioned requirement.

          To qualify as a regulated  investment company, the Fund must derive at least 90% of its gross income from dividends,  interest,  certain  payments with respect to securities loans,  gains from the sale or other disposition of stock or securities or foreign  currencies  (to the extent such currency gains are directly related to the regulated  investment company's principal business of investing in stock or securities) and certain other income.

          In addition to satisfying the  requirements  described above, the Fund must  satisfy  an  asset  diversification  test in order  to  qualify  as a regulated investment company. Under that test, at the close of each quarter of the Fund's  taxable year, at least 50% of the value of the Fund's assets
     must  consist  of  cash  and  cash  items  (including  receivables),   U.S.
     government securities,  securities of other regulated investment companies, and securities of other issuers. As to each of those issuers, the Fund must not have  invested  more than 5% of the value of the Fund's total assets in securities  of each such issuer and the Fund must not hold more than 10% of the outstanding  voting securities of each such issuer. No more than 25% of the value of its total assets may be invested in the  securities of any one issuer  (other than U.S.  government  securities  and  securities  of other regulated investment  companies),  or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.
     For  purposes of this test,  obligations  issued or  guaranteed  by certain agencies or  instrumentalities  of the U.S.  government are treated as U.S.
     government securities.

          |X| Excise Tax on Regulated Investment  Companies.  Under the Internal
     Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through  October 31 of the current year. If it does not, the
     Fund must pay an excise tax on the amounts not distributed. It is presently anticipated  that the Fund  will  meet  those  requirements.  To meet  this requirement,  in  certain  circumstances  the  Fund  might be  required  to liquidate portfolio  investments to make sufficient  distributions to avoid excise tax liability.  However, the Board of Trustees and the Manager might determine  in a particular  year that it would be in the best  interests of shareholders  for the Fund not to make such  distributions  at the required levels and to pay the excise tax on the undistributed  amounts.  That would reduce the amount of income or capital gains available for  distribution to shareholders.

          Taxation  of Fund  Distributions.  The Fund  anticipates  distributing substantially all of its investment company taxable income for each taxable year.  Those  distributions  will be taxable to  shareholders  as  ordinary income and treated as dividends for federal income tax purposes.

          Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received  deduction for corporate shareholders.  Long-term  capital gains  distributions are not eligible for the  deduction.  The amount of dividends  paid by the Fund that may qualify for  the  deduction  is  limited  to the  aggregate  amount  of  qualifying dividends  that the Fund derives from portfolio  investments  that the Fund has held for a minimum  period,  usually 46 days.  A corporate  shareholder will not be eligible for the  deduction  on  dividends  paid on Fund shares held for 45 days or less.  To the extent the Fund's  dividends  are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign  corporations,  those dividends will not qualify for the deduction.

          The Fund may  either  retain or  distribute  to  shareholders  its net capital  gain  for  each  taxable  year.  The  Fund  currently  intends  to distribute any such amounts. If net long term capital gains are distributed and  designated  as a capital  gain  distribution,  it will be  taxable  to shareholders as a long-term capital gain and will be properly identified in reports sent to  shareholders  in January of each year. Such treatment will apply no  matter  how long the  shareholder  has held his or her  shares or whether  that  gain was  recognized  by the  Fund  before  the  shareholder acquired his or her shares.

          If the Fund  elects to retain its net capital  gain,  the Fund will be subject to tax on it at the 35%  corporate  tax rate. If the Fund elects to retain its net  capital  gain,  the Fund will  provide to  shareholders  of record on the last day of its taxable year information  regarding their pro rata share of the gain and tax paid. As a result,  each shareholder will be required  to  report  his or her pro rata  share of such  gain on their tax return as long-term  capital gain, will receive a refundable tax credit for his/her  pro  rata  share of tax  paid by the  Fund on the  gain,  and will increase the tax basis for his/her  shares by an amount equal to the deemed distribution less the tax credit.

          Investment income that may be received by the Fund from sources within foreign  countries may be subject to foreign taxes  withheld at the source.
     The United States has entered into tax treaties with many foreign countries which  entitle the Fund to a reduced rate of, or exemption  from,  taxes on such income.

          Distributions  by the  Fund  that do not  constitute  ordinary  income dividends  or  capital  gain  distributions  will be treated as a return of capital to the extent of the shareholder's  tax basis in their shares.  Any excess will be treated as gain from the sale of those shares,  as discussed below.  Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year. If prior  distributions  made  by  the  Fund  must  be  re-characterized  as a non-taxable  return of capital at the end of the fiscal year as a result of the effect of the Fund's  investment  policies,  they will be identified as such in notices sent to shareholders.

          Distributions  by the Fund will be  treated  in the  manner  described above  regardless  of  whether  the  distributions  are  paid  in  cash  or reinvested  in  additional  shares  of  the  Fund  (or  of  another  fund).
     Shareholders receiving a distribution in the form of additional shares will be treated  as  receiving  a  distribution  in an amount  equal to the fair market  value of the shares  received,  determined  as of the  reinvestment date.

          The Fund will be required in certain cases to withhold 28% of ordinary income  dividends,  capital  gains  distributions  and the  proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that number when required, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income  properly,  or (3) who has failed to certify to the Fund that the  shareholder  is not  subject to backup withholding or is an "exempt recipient" (such as a corporation). Any tax  withheld by the Fund is remitted by the Fund to the U.S.  Treasury and all  income  and any tax  withheld  is  identified  in  reports  mailed  to shareholders in January of each year.

          Tax Effects of Redemptions of Shares. If a shareholder  redeems all or a portion of his/her shares,  the shareholder will recognize a gain or loss on the  redeemed  shares in an amount equal to the  difference  between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares.  All or a portion of any loss  recognized in that manner may be disallowed if the shareholder  purchases other shares of the Fund within 30 days before or after the redemption.

          In general,  any gain or loss arising from the redemption of shares of the Fund will be  considered  capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year.  However,  any capital  loss arising from the  redemption  of shares held for six months or less will be treated as a long-term  capital  loss  to the  extent  of the  amount  of  capital  gain dividends received on those shares.  Special holding period rules under the
     Internal Revenue Code apply in this case to determine the holding period of shares and there are limits on the  deductibility  of capital losses in any year.

          Foreign  Shareholders.  Under U.S. tax law,  taxation of a shareholder who is a foreign  person (to  include,  but not limited  to, a  nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership) primarily depends on whether the foreign person's income from the Fund is  effectively  connected  with the conduct of a U.S.
     trade or business.  Typically, ordinary income dividends paid from a mutual fund are not considered "effectively connected" income.

          Ordinary  income  dividends  that are paid by the Fund (and are deemed not "effectively connected income") to foreign persons will be subject to a
     U.S. tax withheld by the Fund at a rate of 30%, provided the Fund obtains a properly  completed and signed  Certificate of Foreign Status. The tax rate may be reduced if the  foreign  person's  country  of  residence  has a tax treaty with the U.S.  allowing  for a reduced  tax rate on ordinary  income dividends paid by the Fund. Any tax withheld by the Fund is remitted by the
     Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in March of each year.

          If the  ordinary  income  dividends  from  the  Fund  are  effectively connected  with the conduct of a U.S.  trade or business,  then the foreign person may claim an exemption  from the U.S. tax described  above  provided the Fund obtains a properly  completed  and signed  Certificate  of Foreign
     Status.  If the foreign person fails to provide a certification  of his/her foreign status, the Fund will be required to withhold U.S. tax at a rate of
     28% on ordinary  income  dividends,  capital  gains  distributions  and the proceeds  of the  redemption  of shares,  paid to any foreign  person.  All income and any tax withheld (in this  situation) by the Fund is remitted by the Fund to the U.S.  Treasury  and is  identified  in  reports  mailed  to shareholders in January of each year.

          The tax consequences to foreign persons entitled to claim the benefits of an applicable tax treaty may be different from those  described  herein.
     Foreign  shareholders  are urged to consult  their own tax  advisors or the
     U.S.   Internal   Revenue  Service  with  respect  to  the  particular  tax
     consequences  to  them  of  an  investment  in  the  Fund,   including  the
     applicability of the U.S. withholding taxes described above.

          Dividend  Reinvestment  in Another Fund.  Shareholders of the Fund may
     elect to reinvest all  dividends  and/or  capital  gains  distributions  in shares  of the same  class of any of the  other  Oppenheimer  funds  listed above.  Reinvestment  will be made  without  sales  charge at the net asset value per share in effect at the close of business  on the payable  date of the dividend or  distribution.  To elect this option,  the shareholder must notify the Transfer  Agent in writing and must have an existing  account in the fund selected for  reinvestment.  Otherwise the shareholder  first must obtain a prospectus for that fund and an application  from the  Distributor to  establish an account.  Dividends  and/or  distributions  from shares of certain other  Oppenheimer funds (other than Oppenheimer Cash Reserves) may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

                    The Distributor. The Fund's shares are sold through dealers, brokers and other financial  institutions  that have a sales
                    agreement  with   OppenheimerFunds   Distributor,   Inc.,  a
                    subsidiary   of  the   Manager   that  acts  as  the  Fund's
                    Distributor.  The Distributor also distributes shares of the other  Oppenheimer  funds and is  sub-distributor  for funds managed by a subsidiary of the Manager.

                    The Transfer Agent.  OppenheimerFunds  Services,  the Fund's
                    Transfer  Agent,  is  a  division  of  the  Manager.  It  is responsible for maintaining the Fund's shareholder  registry and shareholder accounting records, and for paying dividends
                    and   distributions   to   shareholders.   It  also  handles
                    shareholder  servicing  and  administrative   functions.  It
                    serves as the Transfer  Agent for an annual per account fee.
                    It also acts as  shareholder  servicing  agent for the other
                    Oppenheimer  funds.  Shareholders  should  direct  inquiries about their  accounts to the  Transfer  Agent at the address and toll-free numbers shown on the back cover.

                    The  Custodian.  J.P.  Morgan Chase Bank is the custodian of the Fund's assets. The custodian's  responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the
                    Fund.  It is the  practice  of the  Fund  to deal  with  the
                    custodian   in  a  manner   uninfluenced   by  any   banking
                    relationship the custodian may have with the Manager and its affiliates.  The Fund's cash  balances with the custodian in excess of  $100,000  are not  protected  by federal  deposit
                    insurance.   Those  uninsured   balances  at  times  may  be
                    substantial.

                    Independent  Registered  Public  Accounting  Firm.  KPMG LLP
                    serves as an Independent  Registered  Public Accounting Firm for the Fund. They audit the Fund's financial statements and perform other related  audit  services.  They also act as an
                    independent   registered  public  accounting  firm  for  the
                    Manager and certain  other funds  advised by the Manager and its  affiliates.  Audit and non-audit  services  provided by
                    KPMG  LLP to the  Fund  must be  pre-approved  by the  Audit
                    Committee.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer International Small Company Fund, including the statement of investments, as of August 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer International Small Company Fund as of August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S.
generally accepted accounting principles.

/s/ KPMG LLP
KPMG LLP

Denver, Colorado
September 22, 2004

STATEMENT OF INVESTMENTS August 31, 2004
--------------------------------------------------------------------------------

                                                                           VALUE
                                                            SHARES    SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS--96.8%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--23.3%
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--1.2%
Ukbetting plc 1                                          4,000,000   $ 3,428,262
--------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL--1.5%
Nissen Co. Ltd.                                            200,000     4,183,258
--------------------------------------------------------------------------------
MEDIA--12.3%
Balaji Telefilms Ltd.                                    2,000,000     3,906,385
--------------------------------------------------------------------------------
Clear Media Ltd. 1                                       1,000,000       737,170
--------------------------------------------------------------------------------
Hurriyet Gazetecilik
ve Matbaacilik AS                                    3,400,000,000     6,453,546
--------------------------------------------------------------------------------
Impresa-Sociedade Gestora de Participacoes SA 1            600,000     2,878,889
--------------------------------------------------------------------------------
Macmillan India Ltd.                                       200,000     1,423,641
--------------------------------------------------------------------------------
Television Eighteen India Ltd. 1                           500,000     1,707,291
--------------------------------------------------------------------------------
Village Roadshow Ltd. 1                                  2,000,000     3,029,342
--------------------------------------------------------------------------------
Yedang Entertainment Co. Ltd. 1,2                        2,400,000    14,966,824
                                                                     -----------
                                                                      35,103,088

--------------------------------------------------------------------------------
SPECIALTY RETAIL--1.5%
French Connection Group plc                                600,000     4,152,848
--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--6.8%
Arvind Mills Ltd. 1                                      8,000,000    13,986,195
--------------------------------------------------------------------------------
Himatsingka Seide Ltd.                                     300,000     2,296,592
--------------------------------------------------------------------------------
Titan Industries Ltd.                                    1,000,000     3,168,680
                                                                     -----------
                                                                      19,451,467

--------------------------------------------------------------------------------
CONSUMER STAPLES--4.4%
--------------------------------------------------------------------------------
FOOD PRODUCTS--2.9%
B&B Natural Products Ltd. 2,3                           30,000,000     2,461,507
--------------------------------------------------------------------------------
Thorntons plc                                            2,000,000     5,816,510
                                                                     -----------
                                                                       8,278,017

--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--1.5%
Marico Industries Ltd.                                   1,500,000     4,227,243
--------------------------------------------------------------------------------
FINANCIALS--15.3%
--------------------------------------------------------------------------------
CAPITAL MARKETS--2.2%
Daishin Securities Co. Ltd.                                500,000     6,244,850
--------------------------------------------------------------------------------
COMMERCIAL BANKS--1.0%
Aufeminin.com SA                                           400,000     2,922,730
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--3.2%
Credit Rating Information Services of India Ltd. 2         325,000     2,832,183
--------------------------------------------------------------------------------
SFCG Co. Ltd.                                               30,000     6,261,156
                                                                     -----------
                                                                       9,093,339

--------------------------------------------------------------------------------
REAL ESTATE--8.9%
Daibiru Corp.                                              153,000     1,058,794
--------------------------------------------------------------------------------
G. Accion SA de CV,
Series B 1,2,3                                           6,657,000     3,303,359
--------------------------------------------------------------------------------
Great Eagle Holdings Ltd.                                4,000,000     7,615,287
--------------------------------------------------------------------------------
Kennedy-Wilson Japan 1                                       1,250     5,572,337
--------------------------------------------------------------------------------
Leopalace21 Corp.                                          400,000     7,835,599
                                                                     -----------
                                                                      25,385,376

--------------------------------------------------------------------------------
HEALTH CARE--10.4%
--------------------------------------------------------------------------------
BIOTECHNOLOGY--0.6%
Norwood Immunology Ltd. 1                                2,500,000     1,779,921
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--2.9%
Elekta AB, B Shares 1                                      100,000     2,273,424
--------------------------------------------------------------------------------
Ortivus AB, Cl. B 1                                        450,000     1,590,064
--------------------------------------------------------------------------------
Xillix Technologies Corp. 1,2                            7,000,000     4,478,976
                                                                     -----------
                                                                       8,342,464

--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--2.5%
Apollo Hospitals Enterprise Ltd.                         1,400,000     7,054,357
--------------------------------------------------------------------------------
PHARMACEUTICALS--4.4%
Norwood Abbey Ltd. 1                                     6,000,000     3,127,972
--------------------------------------------------------------------------------
Tsumura & Co.                                              600,000     9,243,444
                                                                     -----------
                                                                      12,371,416

                20 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

                                                                           VALUE
                                                           SHARES     SEE NOTE 1
--------------------------------------------------------------------------------
INDUSTRIALS--14.3%
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--5.5%
Drake Beam Morin-Japan, Inc.                              200,000   $  5,473,935
--------------------------------------------------------------------------------
Iroonet Co. Ltd.                                          300,000      1,170,909
--------------------------------------------------------------------------------
Trafficmaster plc 1                                     6,000,000      8,911,319
                                                                    ------------
                                                                      15,556,163

--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--1.8%
Cosel Co. Ltd.                                            121,000      3,018,216
--------------------------------------------------------------------------------
Electrovaya, Inc. 1,2                                   3,700,000      2,254,723
                                                                    ------------
                                                                       5,272,939

--------------------------------------------------------------------------------
MACHINERY--4.4%
Ashok Leyland Ltd.                                      3,500,000      1,415,552
--------------------------------------------------------------------------------
Fong's Industries Co. Ltd.                             12,000,000      8,846,040
--------------------------------------------------------------------------------
ZENON
Environmental, Inc. 1                                     150,000      2,422,303
                                                                    ------------
                                                                      12,683,895

--------------------------------------------------------------------------------
ROAD & RAIL--2.6%
ComfortDelGro Corp. Ltd.                               10,000,000      7,367,129
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--9.7%
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--2.2%
Lectra                                                    800,000      6,332,582
--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--4.6%
NCsoft Corp. 1                                            100,000      7,216,271
--------------------------------------------------------------------------------
Opera Software ASA 1,2                                  5,000,000      5,773,714
                                                                    ------------
                                                                      12,989,985

--------------------------------------------------------------------------------
IT SERVICES--2.9%
United Internet AG                                        400,000      8,173,902
--------------------------------------------------------------------------------
MATERIALS--10.9%
--------------------------------------------------------------------------------
CHEMICALS--3.2%
Hikal Ltd.                                                650,000      5,161,022
--------------------------------------------------------------------------------
Micro Inks Ltd.                                           300,000      3,869,068
                                                                    ------------
                                                                       9,030,090

--------------------------------------------------------------------------------
METALS & MINING--7.7%
Eldorado Gold Corp. Ltd. 1                              2,000,000      5,347,349
--------------------------------------------------------------------------------
Inmet Mining Corp. 1                                    1,000,000     14,053,931
--------------------------------------------------------------------------------
Macarthur Coal Ltd.                                     1,000,000      1,958,505
--------------------------------------------------------------------------------
Southwestern
Resources Corp. 1                                          83,100        686,809
                                                                    ------------
                                                                      22,046,594

--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--5.8%
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--2.0%
Song Networks Holding AB 1                              1,000,000      5,773,564
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--3.8%
iTouch plc 1,2                                         21,000,000     10,882,300
--------------------------------------------------------------------------------
UTILITIES--2.7%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--1.2%
PTC India Ltd.                                          3,000,000      3,517,041
--------------------------------------------------------------------------------
GAS UTILITIES--1.5%
Aygaz AS                                              500,000,000      1,107,226
--------------------------------------------------------------------------------
Xinao Gas
Holdings Ltd. 1                                         6,350,000      3,154,607
                                                                    ------------
                                                                       4,261,833
                                                                    ------------
Total Common Stocks
(Cost $243,166,027)                                                  275,906,653

                                       DATE     STRIKE   CONTRACTS
--------------------------------------------------------------------------------
OPTIONS PURCHASED--0.3%
--------------------------------------------------------------------------------
Norwood Immunology Ltd. Call 1      6/30/05    0.38GBP   2,500,000       445,336
--------------------------------------------------------------------------------
Norwood Immunology Ltd. Call 1     12/31/06    0.57GBP   1,250,000       274,804
                                                                    ------------
Total Options Purchased (Cost $0)                                        720,140

                21 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                       PRINCIPAL          VALUE
                                                          AMOUNT     SEE NOTE 1
--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--3.8%
--------------------------------------------------------------------------------

Undivided interest of 1.35% in joint repurchase
agreement (Principal Amount/Value $806,836,000,
with a maturity value of $806,870,963) with UBS
Warburg LLC, 1.56%, dated 8/31/04, to be
repurchased at $10,909,473 on 9/1/04,
collateralized by Federal National Mortgage Assn.,
5%, 3/1/34, with a value of $824,829,716 (Cost
$10,909,000)                                         $10,909,000   $ 10,909,000

--------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $254,075,027)            100.9%   287,535,793
--------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                       (0.9)    (2,619,155)
                                                     ---------------------------
NET ASSETS                                                 100.0%  $284,916,638
                                                     ===========================

FOOTNOTES TO STATEMENT OF INVESTMENTS

STRIKE IS REPORTED IN THE FOLLOWING CURRENCY:

GBP   British Pound Sterling

1. Non-income producing security.

2. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the
Investment Company Act of 1940, at or during the period ended August 31, 2004.
The aggregate fair value of securities of affiliated companies held by the Fund as of August 31, 2004 amounts to $46,953,586. Transactions during the period in which the issuer was an affiliate are as follows:

                                         SHARES        GROSS        GROSS            SHARES
                                AUGUST 31, 2003    ADDITIONS   REDUCTIONS   AUGUST 31, 2004
-------------------------------------------------------------------------------------------

STOCKS AND/OR WARRANTS
B&B Natural Products Ltd.                    --   30,000,000           --        30,000,000
Credit Rating Information
Services of India Ltd.                  286,126       38,874           --           325,000
Electrovaya, Inc.                     3,601,900       98,100           --         3,700,000
G. Accion SA de CV, Series B                 --    6,657,000           --         6,657,000
iTouch plc                                   --   21,000,000           --        21,000,000
Opera Software ASA                           --    5,000,000           --         5,000,000
Xillix Technologies Corp.                    --    7,000,000           --         7,000,000
Yedang Entertainment Co. Ltd.                --    2,400,000           --         2,400,000

                                                           UNREALIZED
                                                         APPRECIATION   DIVIDEND
                                                       (DEPRECIATION)     INCOME
--------------------------------------------------------------------------------
STOCKS AND/OR WARRANTS
B&B Natural Products Ltd.                                 $(1,288,176)   $19,256
Credit Rating Information Services of India Ltd.            1,725,900     70,126
Electrovaya, Inc.                                            (494,583)        --
G. Accion SA de CV, Series B                                  276,980         --
iTouch plc                                                    160,841         --
Opera Software ASA                                         (1,089,843)        --
Xillix Technologies Corp.                                    (598,655)        --
Yedang Entertainment Co. Ltd.                                 993,127         --
                                                          ----------------------
                                                          $  (314,409)   $89,382
                                                          ======================

                22 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

3. Illiquid security. See Note 6 of Notes to Financial Statements.

DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC HOLDINGS, AS A PERCENTAGE OF
TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

GEOGRAPHIC HOLDINGS                                             VALUE   PERCENT
--------------------------------------------------------------------------------
India                                                    $ 54,565,250      19.0%
Japan                                                      42,646,739      14.8
United Kingdom                                             35,691,300      12.4
Korea, Republic of South                                   29,598,854      10.3
Canada                                                     29,244,091      10.2
Hong Kong                                                  13,968,571       4.9
United States                                              10,909,000       3.8
Sweden                                                      9,637,052       3.4
France                                                      9,255,312       3.2
Bermuda                                                     8,846,040       3.1
Germany                                                     8,173,902       2.8
Australia                                                   8,115,819       2.8
Turkey                                                      7,560,772       2.6
Singapore                                                   7,367,129       2.6
Norway                                                      5,773,714       2.0
Mexico                                                      3,303,359       1.1
Portugal                                                    2,878,889       1.0
                                                         -----------------------
TOTAL                                                    $287,535,793     100.0%
                                                         =======================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                23 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

STATEMENT OF ASSETS AND LIABILITIES August 31, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investments, at value--see accompanying statement of
investments:
Unaffiliated companies (cost $206,807,032)                         $240,582,207
Affiliated companies (cost $47,267,995)                              46,953,586
                                                                   -------------
                                                                    287,535,793
--------------------------------------------------------------------------------
Cash                                                                    232,730
--------------------------------------------------------------------------------
Unrealized appreciation on foreign currency contracts                     3,386
--------------------------------------------------------------------------------
Receivables and other assets:
Shares of beneficial interest sold                                    2,631,345
Investments sold                                                        658,033
Interest and dividends                                                  234,747
Other                                                                     4,202
                                                                   -------------
Total assets                                                        291,300,236

--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Bank overdraft-foreign currencies (cost $586)                               586
--------------------------------------------------------------------------------
Unrealized depreciation on foreign currency contracts                       656
--------------------------------------------------------------------------------
Payables and other liabilities:
Foreign capital gains tax                                             2,826,130
Investments purchased                                                 2,720,223
Shares of beneficial interest redeemed                                  473,979
Distribution and service plan fees                                      118,581
Shareholder communications                                               70,031
Transfer and shareholder servicing agent fees                            67,340
Trustees' compensation                                                   15,183
Other                                                                    90,889
                                                                   -------------
Total liabilities                                                     6,383,598

--------------------------------------------------------------------------------
NET ASSETS                                                         $284,916,638
                                                                   =============

--------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
--------------------------------------------------------------------------------
Paid-in capital                                                    $255,640,991
--------------------------------------------------------------------------------
Accumulated net investment loss                                        (622,352)
--------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions                                                  (736,642)
--------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of
assets and liabilities denominated in foreign currencies             30,634,641
                                                                   -------------
NET ASSETS                                                         $284,916,638
                                                                   =============

                24 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------

Class A Shares:
Net asset value and redemption price per share (based on net assets of $204,937,781 and 14,496,661 shares of beneficial interest
outstanding)                                                              $14.14
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                               $15.00
--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $43,477,504 and 3,158,315 shares of beneficial interest
outstanding)                                                              $13.77
--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $32,400,814 and 2,354,304 shares of beneficial interest
outstanding)                                                              $13.76
--------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $4,100,539 and 295,107 shares of beneficial interest
outstanding)                                                              $13.90

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                25 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

STATEMENT OF OPERATIONS For the Year Ended August 31, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends:
Unaffiliated companies (net of foreign withholding
taxes of $214,936)                                                  $ 2,784,452
Affiliated companies                                                     89,382
--------------------------------------------------------------------------------
Interest                                                                157,714
                                                                    ------------
Total investment income                                               3,031,548
--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Management fees                                                       2,178,774
--------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                 500,693
Class B                                                                 372,996
Class C                                                                 263,955
Class N                                                                  12,579
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                 436,850
Class B                                                                 149,161
Class C                                                                  73,930
Class N                                                                   9,664
--------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                  46,557
Class B                                                                  30,110
Class C                                                                  10,463
Class N                                                                     874
--------------------------------------------------------------------------------
Custodian fees and expenses                                             156,168
--------------------------------------------------------------------------------
Trustees' compensation                                                    9,728
--------------------------------------------------------------------------------
Other                                                                    44,787
                                                                    ------------
Total expenses                                                        4,297,289
Less reduction to custodian expenses                                       (617)
Less payments and waivers of expenses                                   (18,094)
                                                                    ------------
Net expenses                                                          4,278,578

--------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                  (1,247,030)

                26 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain on:
Investments:
   Unaffiliated companies (net of foreign capital gains tax
   of $275,459)                                                     $48,102,763
   Affiliated companies                                                  15,113
Foreign currency transactions                                         8,193,332
                                                                    ------------
Net realized gain                                                    56,311,208
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments (net of foreign capital gains tax of $2,826,130)         (4,073,569)
Translation of assets and liabilities denominated in
foreign currencies                                                    5,581,620
                                                                    ------------
Net change in unrealized appreciation                                 1,508,051

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $56,572,229
                                                                    ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                27 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED AUGUST 31,                                          2004           2003
-----------------------------------------------------------------------------------

OPERATIONS
-----------------------------------------------------------------------------------
Net investment income (loss)                           $ (1,247,030)  $     67,536
-----------------------------------------------------------------------------------
Net realized gain (loss)                                 56,311,208     (9,483,388)
-----------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)      1,508,051     38,337,781
                                                       ----------------------------
Net increase in net assets resulting from operations     56,572,229     28,921,929

-----------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                    (947,584)            --
Class B                                                          --             --
Class C                                                     (10,140)            --
Class N                                                      (5,408)            --

-----------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
-----------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from beneficial interest transactions:
Class A                                                  29,773,580     71,357,496
Class B                                                  12,191,038       (548,115)
Class C                                                  15,110,445      3,500,713
Class N                                                   2,615,556        473,566

-----------------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------------
Total increase                                          115,299,716    103,705,589
-----------------------------------------------------------------------------------
Beginning of period                                     169,616,922     65,911,333
                                                       ----------------------------
End of period (including accumulated net investment
loss of $622,352 and $116,266, respectively)           $284,916,638   $169,616,922
                                                       ============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                28 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A   YEAR ENDED AUGUST 31,                       2004        2003      2002       2001       2000
--------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $  10.51    $   7.98   $  7.89    $ 15.23    $ 17.42
--------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                          (.04)        .01       .01        .04       (.10)
Net realized and unrealized gain (loss)               3.73        2.52       .16      (6.65)      1.12
                                                  ------------------------------------------------------
Total from investment operations                      3.69        2.53       .17      (6.61)      1.02
--------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                  (.06)         --      (.08)      (.11)      (.18)
Distributions from net realized gain                    --          --        --       (.62)     (3.03)
                                                  ------------------------------------------------------
Total dividends and/or distributions
to shareholders                                       (.06)         --      (.08)      (.73)     (3.21)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $  14.14    $  10.51   $  7.98    $  7.89    $ 15.23
                                                  ======================================================

--------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1                   35.20%      31.70%     2.20%    (44.50)%     5.68%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $204,938    $132,342   $40,089    $27,991    $60,336
--------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $207,202    $ 48,879   $35,136    $39,311    $52,095
--------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income (loss)                         (0.26)%      0.29%    (0.17)%     0.36%     (0.67)%
Total expenses                                        1.34%       1.69%     2.16%      1.58%      1.74%
Expenses after payments and waivers
and reduction to custodian expenses                    N/A 3      1.60%     1.88%       N/A 3      N/A 3
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                124%         53%       62%       145%       199%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                29 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

FINANCIAL HIGHLIGHTS Continued
--------------------------------------------------------------------------------

CLASS B   YEAR ENDED AUGUST 31,                      2004       2003       2002       2001       2000
-------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $ 10.28    $  7.87    $  7.77    $ 14.99    $ 17.22
-------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                  (.13)      (.02)      (.07)      (.03)      (.19)
Net realized and unrealized gain (loss)              3.62       2.43        .19      (6.57)      1.09
                                                  -----------------------------------------------------
Total from investment operations                     3.49       2.41        .12      (6.60)       .90
-------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   --         --       (.02)        -- 1     (.10)
Distributions from net realized gain                   --         --         --       (.62)     (3.03)
                                                  -----------------------------------------------------
Total dividends and/or distributions
to shareholders                                        --         --       (.02)      (.62)     (3.13)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $ 13.77    $ 10.28    $  7.87    $  7.77    $ 14.99
                                                  =====================================================

-------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                  33.95%     30.62%      1.51%    (44.99)%     4.98%
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $43,478    $23,355    $18,859    $14,989    $31,807
-------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $37,393    $16,884    $16,868    $20,147    $25,377
-------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment loss                                 (1.14)%    (0.28)%    (0.94)%    (0.33)%    (1.44)%
Total expenses                                       2.35%      2.85%      2.93%      2.34%      2.51%
Expenses after payments and waivers
and reduction to custodian expenses                  2.31%      2.38%      2.65%       N/A 4      N/A 4
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               124%        53%        62%       145%       199%

1. Less than $0.005 per share.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                30 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

CLASS C   YEAR ENDED AUGUST 31,                      2004          2003      2002       2001       2000
---------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $ 10.27       $  7.86    $ 7.77    $ 14.97    $ 17.22
---------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                  (.09)         (.02)     (.06)      (.03)      (.16)
Net realized and unrealized gain (loss)              3.59          2.43       .16      (6.55)      1.07
                                                  -------------------------------------------------------
Total from investment operations                     3.50          2.41       .10      (6.58)       .91
---------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                 (.01)           --      (.01)        --       (.13)
Distributions from net realized gain                   --            --        --       (.62)     (3.03)
                                                  -------------------------------------------------------
Total dividends and/or distributions
to shareholders                                      (.01)           --      (.01)      (.62)     (3.16)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $ 13.76       $ 10.27    $ 7.86    $  7.77    $ 14.97
                                                  =======================================================

---------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1                  34.05%        30.66%     1.35%    (44.93)%     4.98%
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $32,401       $12,793    $6,558    $ 5,142    $11,946
---------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $26,486       $ 7,489    $6,180    $ 7,095    $ 9,003
---------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment loss                                 (1.00)%       (0.38)%   (0.95)%    (0.32)%    (1.38)%
Total expenses                                       2.19%         2.69%     2.94%      2.34%      2.51%
Expenses after payments and waivers
and reduction to custodian expenses                   N/A 3,4      2.39%     2.66%       N/A 3      N/A 3
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               124%           53%       62%       145%       199%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

4. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                31 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

FINANCIAL HIGHLIGHTS Continued
--------------------------------------------------------------------------------

CLASS N   YEAR ENDED AUGUST 31,                          2004      2003     2002    2001 1
--------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $10.35    $ 7.89   $ 7.87   $  9.08
--------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                             (.05)     (.03)     .08       .07
Net realized and unrealized gain (loss)                  3.64      2.49      .07     (1.28)
                                                       -------------------------------------
Total from investment operations                         3.59      2.46      .15     (1.21)
--------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     (.04)       --     (.13)       --
Distributions from net realized gain                       --        --       --        --
                                                       -------------------------------------
Total dividends and/or distributions to shareholders     (.04)       --     (.13)       --
--------------------------------------------------------------------------------------------
Net asset value, end of period                         $13.90    $10.35   $ 7.89   $  7.87
                                                       =====================================

--------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                      34.70%    31.18%    1.99%   (13.33)%
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)               $4,101    $1,128   $  406   $     6
--------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $2,531    $  625   $  151   $     2
--------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income (loss)                            (0.50)%    0.25%   (0.33)%    5.85%
Total expenses                                           1.78%     1.96%    2.32%     1.94%
Expenses after payments and waivers and reduction
to custodian expenses                                    1.75%     1.90%    2.04%      N/A 4
--------------------------------------------------------------------------------------------
Portfolio turnover rate                                   124%       53%      62%      145%

1. For the period from March 1, 2001 (inception of offering) to August 31, 2001.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                32 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer International Small Company Fund (the Fund) is registered under the
Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the
Manager).

     The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge
(CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone.
Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B,
C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.
The Fund assesses a 2% fee on the proceeds of fund shares that are redeemed
(either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital.

     The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M.
Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price.
Corporate, government and municipal debt instruments having a remaining maturity in excess of 60 days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value.
Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with

                33 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in
U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars as of the close of The New York Stock Exchange (the
Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

     Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the
Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments

                34 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                 NET UNREALIZED
                                                                   APPRECIATION
                                                               BASED ON COST OF
                                                                 SECURITIES AND
     UNDISTRIBUTED   UNDISTRIBUTED       ACCUMULATED           OTHER INVESTMENTS
     NET INVESTMENT      LONG-TERM              LOSS          FOR FEDERAL INCOME
     INCOME                   GAIN      CARRYFORWARD 1,2,3,4        TAX PURPOSES
     --------------------------------------------------------------------------
     $1,897,875                $--        $2,055,866                 $29,450,290

1. The Fund had $248,850 of post-October foreign currency losses which were deferred.

2. The Fund had $1,807,016 of post-October passive foreign investment company losses which were deferred.

3. During the fiscal year ended August 31, 2004, the Fund utilized $49,704,115 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the fiscal year ended August 31, 2003, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for August 31, 2004. Net assets of the
Fund were unaffected by the reclassifications.

                                             REDUCTION TO
                          REDUCTION TO    ACCUMULATED NET
     INCREASE TO       ACCUMULATED NET      REALIZED GAIN
     PAID-IN CAPITAL   INVESTMENT LOSS      ON INVESTMENTS 5
     -------------------------------------------------------
     $1,794,479             $1,704,076         $3,498,555

5. $1,766,752, including $1,427,543 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended August 31, 2004 and August 31, 2003 was as follows:

                                     YEAR ENDED        YEAR ENDED
                                AUGUST 31, 2004   AUGUST 31, 2003
     ------------------------------------------------------------
     Distributions paid from:
     Ordinary income                   $963,132               $--

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of August 31, 2004 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is

                35 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

              Federal tax cost of securities          $255,259,378
              Federal tax cost of other investments        522,693
                                                      -------------
              Total federal tax cost                  $255,782,071
                                                      =============

              Gross unrealized appreciation           $ 43,675,800
              Gross unrealized depreciation            (14,225,510)
                                                      -------------
              Net unrealized appreciation             $ 29,450,290
                                                      =============

Certain foreign countries impose a tax on capital gains which is accrued by the
Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the
Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended August
31, 2004, the Fund's projected benefit obligations were increased by $2,203 and payments of $708 were made to retired trustees, resulting in an accumulated liability of $11,113 as of August 31, 2004.

     The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund.
For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The
Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities.
Deferral of trustees' fees under the plan will not affect the net assets of the
Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

                36 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

--------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENT. The reduction of custodian fees, if applicable, represents earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                            YEAR ENDED AUGUST 31, 2004   YEAR ENDED AUGUST 31, 2003
                                SHARES          AMOUNT        SHARES         AMOUNT
------------------------------------------------------------------------------------

CLASS A
Sold                        19,018,040   $ 259,059,078    15,409,639   $134,438,670
Dividends and/or
distributions reinvested        54,884         714,050            --             --
Redeemed                   (17,164,279)   (229,999,548)   (7,842,814)   (63,081,174)
                           ---------------------------------------------------------
Net increase                 1,908,645   $  29,773,580     7,566,825   $ 71,357,496
                           =========================================================

------------------------------------------------------------------------------------
CLASS B
Sold                         1,929,304   $  26,176,829       803,004   $  6,658,561
Dividends and/or
distributions reinvested            --              --            --             --
Redeemed                    (1,042,024)    (13,985,791)     (928,190)    (7,206,676)
                           ---------------------------------------------------------
Net increase (decrease)        887,280   $  12,191,038      (125,186)  $   (548,115)
                           =========================================================

------------------------------------------------------------------------------------
CLASS C
Sold                         2,151,199   $  29,064,769     1,088,305   $  9,296,830
Dividends and/or
distributions reinvested           729           9,296            --             --
Redeemed                    (1,042,730)    (13,963,620)     (677,201)    (5,796,117)
                           ---------------------------------------------------------
Net increase                 1,109,198   $  15,110,445       411,104   $  3,500,713
                           =========================================================

------------------------------------------------------------------------------------
CLASS N
Sold                           317,194   $   4,290,090        86,695   $    698,270
Dividends and/or
distributions reinvested           421           5,404            --             --
Redeemed                      (131,418)     (1,679,938)      (29,219)      (224,704)
                           ---------------------------------------------------------
Net increase                   186,197   $   2,615,556        57,476   $    473,566
                           =========================================================

                37 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended August 31, 2004, were
$378,063,525 and $317,654,822, respectively.

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.80% of the first $250 million of average annual net assets of the Fund, 0.77% of the next $250 million, 0.75% of the next $500 million, 0.69%
of the next $1 billion and 0.67% of average annual net assets in excess of $2 billion.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a per account fee. For the year ended August 31, 2004, the Fund paid
$616,796 to OFS for services to the Fund.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's
Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor)
acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of
Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. Fees incurred by the Fund under the Plan are detailed in the Statement of
Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund
has adopted Distribution and Service Plans for Class B, Class C and Class N
shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on
Class B shares and on Class C shares and 0.25% per year on Class N shares. The
Distributor also receives a service fee of up to 0.25% per year under each plan.
If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the
Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The
Distributor's aggregate uncompensated expenses under the plan at August 31, 2004 for Class B, Class C and Class N shares

                38 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

were $893,323, $442,096 and $33,360, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the
Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the table below for the period indicated.

                                        CLASS A         CLASS B         CLASS C         CLASS N
                        CLASS A      CONTINGENT      CONTINGENT      CONTINGENT      CONTINGENT
                      FRONT-END        DEFERRED        DEFERRED        DEFERRED        DEFERRED
                  SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES
                    RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY
YEAR ENDED          DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR
-----------------------------------------------------------------------------------------------

August 31, 2004        $233,513         $28,497         $81,520         $40,403          $1,637

--------------------------------------------------------------------------------
PAYMENTS AND WAIVERS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average daily net assets per fiscal year for all classes. During the year ended August 31,
2004, OFS waived $16,570, $723 and $801 for Class B, Class C and Class N shares, respectively. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

     The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates.
Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

     The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of
Operations.

                39 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS Continued

As of August 31, 2004, the Fund had outstanding foreign currency contracts as follows:

                                                           VALUATION
                                             CONTRACT          AS OF
                                EXPIRATION     AMOUNT     AUGUST 31,     UNREALIZED     UNREALIZED
CONTRACT DESCRIPTION                 DATES     (000S)           2004   APPRECIATION   DEPRECIATION
--------------------------------------------------------------------------------------------------

CONTRACTS TO PURCHASE
Hong Kong Dollar [HKD]              9/1/04        335HKD    $ 42,917         $   --           $  2
Japanese Yen [JPY]                  9/1/04     71,548JPY     654,935          3,386             --
                                                                             ---------------------
                                                                              3,386              2
                                                                             ---------------------
CONTRACTS TO SELL
Canadian Dollar [CAD]               9/1/04        226CAD     172,432             --            654
                                                                             ---------------------
Total unrealized appreciation and depreciation                               $3,386           $656
                                                                             =====================

--------------------------------------------------------------------------------
6. ILLIQUID SECURITIES

As of August 31, 2004, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The
Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of August 31, 2004 was
$5,764,866, which represents 2.02% of the Fund's net assets.

--------------------------------------------------------------------------------
7. LITIGATION

Six complaints have been filed as putative derivative and class actions against the Manager, OFS and the Distributor (collectively, "OppenheimerFunds"), as well as 51 of the Oppenheimer funds (collectively, the "Funds") including this Fund, and nine directors/trustees of certain of the Funds (collectively, the
"Directors/Trustees"). The complaints allege that the Manager charged excessive fees for distribution and other costs, improperly used assets of the Funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the Funds, and failed to properly disclose the use of Fund assets to make those payments in violation of the Investment Company Act of 1940 and the Investment Advisers Act of 1940. The complaints further allege that by permitting and/or participating in those actions, the Directors/Trustees breached their fiduciary duties to Fund shareholders under the Investment
Company Act of 1940 and at common law.

     OppenheimerFunds believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them, the Funds or the
Directors/Trustees and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss. However,
OppenheimerFunds, the Funds and the Directors/Trustees believe that the allegations contained in the complaints are without merit and intend to defend these lawsuits vigorously.

                40 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

                                                        A-1
                                                    Appendix A

                                             Industry Classifications

Aerospace & Defense                                   Household Products
Air Freight & Couriers                                Industrial Conglomerates
Airlines                                              Insurance
Auto Components                                       Internet & Catalog Retail
Automobiles                                           Internet Software & Services
Beverages                                             IT Services
Biotechnology                                         Leisure Equipment & Products
Building Products                                     Machinery
Chemicals                                             Marine
Consumer Finance                                      Media
Commercial Banks                                      Metals & Mining
Commercial Services & Supplies                        Multiline Retail
Communications Equipment                              Multi-Utilities
Computers & Peripherals                               Office Electronics
Construction & Engineering                            Oil & Gas
Construction Materials                                Paper & Forest Products
Containers & Packaging                                Personal Products
Distributors                                          Pharmaceuticals
Diversified Financial Services                        Real Estate
Diversified Telecommunication Services                Road & Rail
Electric Utilities                                    Semiconductors and Semiconductor Equipment
Electrical Equipment                                  Software
Electronic Equipment & Instruments                    Specialty Retail
Energy Equipment & Services                           Textiles, Apparel & Luxury Goods
Food & Staples Retailing                              Thrifts & Mortgage Finance
Food Products                                         Tobacco
Gas Utilities                                         Trading Companies & Distributors
Health Care Equipment & Supplies                      Transportation Infrastructure
Health Care Providers & Services                      Water Utilities
Hotels Restaurants & Leisure                          Wireless Telecommunication Services
Household Durables

                                             Appendix B

          OppenheimerFunds Special Sales Charge Arrangements and Waivers
       --------------------------------------------------------------

                    In certain  cases,  the initial sales charge that applies to purchases of Class A shares1 of the Oppenheimer funds or the contingent  deferred sales charge that may apply to Class A,
                    Class B or Class C shares may be waived.2 That is because of the economies of sales efforts realized by  OppenheimerFunds
                    Distributor,  Inc.,  (referred  to in this  document  as the
                    "Distributor"),   or   by   dealers   or   other   financial
                    institutions  that offer those shares to certain  classes of investors.

                    Not all waivers  apply to all funds.  For  example,  waivers relating  to  Retirement  Plans do not apply to  Oppenheimer municipal  funds,  because  shares  of those  funds  are not available for purchase by or on behalf of retirement  plans.
                    Other waivers apply only to shareholders of certain funds.

                    For the purposes of some of the waivers  described below and in the Prospectus and Statement of Additional Information of
                    the applicable Oppenheimer funds, the term "Retirement Plan"
                    refers to the following types of plans:

                    1) plans  qualified  under Sections  401(a) or 401(k) of the
                    Internal Revenue Code,

                    2) non-qualified deferred compensation plans,

              3)  employee benefit plans 3

              4)  Group Retirement Plans 4

              5)  403(b)(7) custodial plan accounts

                    6)  Individual   Retirement  Accounts  ("IRAs"),   including
                    traditional  IRAs,  Roth IRAs,  SEP-IRAs,  SARSEPs or SIMPLE plans

                    The   interpretation   of   these   provisions   as  to  the
                    applicability  of  a  special  arrangement  or  waiver  in a particular case is in the sole discretion of the Distributor or the transfer  agent  (referred to in this document as the
                    "Transfer Agent") of the particular  Oppenheimer fund. These
                    waivers   and  special   arrangements   may  be  amended  or
                    terminated   at  any  time  by  a   particular   fund,   the
                    Distributor,  and/or OppenheimerFunds,  Inc. (referred to in this document as the "Manager").

                    Waivers that apply at the time shares are  redeemed  must be requested by the shareholder and/or dealer in the redemption request.

I.

                    Applicability  of Class A Contingent  Deferred Sales Charges
                    in Certain Cases

                    Purchases  of Class A Shares of  Oppenheimer  Funds That Are
                    Not  Subject to Initial  Sales  Charge but May Be Subject to
                    the  Class A  Contingent  Deferred  Sales  Charge  (unless a waiver applies).

          There is no initial sales charge on purchases of Class A shares of any of the  Oppenheimer  funds  in  the  cases  listed  below.  However,  these purchases may be subject to the Class A contingent deferred sales charge if redeemed  within 18 months (24 months in the case of Oppenheimer  Rochester
     National  Municipals and Rochester Fund Municipals) of the beginning of the calendar month of their purchase,  as described in the Prospectus (unless a waiver  described  elsewhere in this Appendix  applies to the  redemption).
     Additionally,  on shares  purchased under these waivers that are subject to the Class A contingent  deferred sales charge, the Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent
     Deferred Sales Charge."5 This waiver provision applies to:

                    |_|  Purchases of Class A shares  aggregating  $1 million or
                    more.

                    |_|  Purchases of Class A shares by a  Retirement  Plan that
                    was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March
                    1, 2001.  That  included  plans (other than IRA or 403(b)(7)
                    Custodial  Plans) that: 1) bought shares costing $500,000 or more,  2) had at the time of purchase  100 or more  eligible employees  or total plan assets of  $500,000 or more,  or 3)
                    certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.

                    |_| Purchases by an OppenheimerFunds-sponsored Rollover IRA,
                    if the purchases are made:

                    1) through a broker,  dealer, bank or registered  investment
                    adviser  that  has  made  special   arrangements   with  the
                    Distributor for those purchases, or

                    2) by a direct  rollover of a distribution  from a qualified
                    Retirement Plan if the  administrator  of that Plan has made
                    special   arrangements   with  the   Distributor  for  those
                    purchases.

                    |_|  Purchases  of Class A shares by  Retirement  Plans that
                    have any of the following record-keeping arrangements:

                    1) The record  keeping is performed by Merrill  Lynch Pierce
                    Fenner & Smith, Inc.  ("Merrill Lynch") on a daily valuation basis for the Retirement  Plan. On the date the plan sponsor signs the  record-keeping  service  agreement  with  Merrill
                    Lynch,  the Plan must have $3  million or more of its assets invested in (a) mutual  funds,  other than those  advised or
                    managed  by  Merrill  Lynch  Investment   Management,   L.P.
                    ("MLIM"),  that are made available under a Service Agreement between  Merrill  Lynch  and  the  mutual  fund's  principal underwriter or distributor, and (b) funds advised or managed by MLIM (the funds  described in (a) and (b) are referred to as "Applicable Investments").

                    2) The record keeping for the  Retirement  Plan is performed on a daily valuation basis by a record keeper whose services are  provided  under a contract or  arrangement  between the
                    Retirement  Plan  and  Merrill  Lynch.  On the date the plan sponsor  signs the record  keeping  service  agreement  with
                    Merrill Lynch,  the Plan must have $3 million or more of its assets  (excluding  assets  invested in money market  funds)
                    invested in Applicable Investments.

                    3) The record keeping for a Retirement Plan is handled under a service  agreement  with Merrill Lynch and on the date the plan sponsor signs that agreement,  the Plan has 500 or more eligible  employees (as determined by the Merrill Lynch plan conversion manager).

II.

                    Waivers of Class A Sales Charges of Oppenheimer Funds

                    A. Waivers of Initial and Contingent  Deferred Sales Charges
                    for Certain Purchasers.

                    Class A shares purchased by the following  investors are not subject to any Class A sales charges (and no concessions are paid by the Distributor on such purchases):

|_|      The Manager or its affiliates.

                    |_|  Present or former  officers,  directors,  trustees  and
                    employees (and their "immediate  families") of the Fund, the
                    Manager and its affiliates, and retirement plans established by them for their  employees.  The term  "immediate  family"
                    refers   to   one's   spouse,    children,    grandchildren,
                    grandparents, parents, parents-in-law, brothers and sisters, sons- and  daughters-in-law,  a sibling's spouse, a spouse's siblings,  aunts, uncles,  nieces and nephews;  relatives by virtue of a remarriage (step-children,  step-parents,  etc.)
                    are included.

                    |_| Registered management investment companies,  or separate
                    accounts of insurance companies having an agreement with the
                    Manager or the Distributor for that purpose.

                    |_| Dealers or brokers that have a sales  agreement with the
                    Distributor,  if they purchase shares for their own accounts or for retirement plans for their employees.

                    |_|  Employees  and  registered  representatives  (and their
                    spouses) of dealers or brokers  described above or financial institutions that have entered into sales  arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the  Distributor at the time of purchase that the purchase  is for the  purchaser's  own  account  (or for the benefit of such employee's spouse or minor children).

                    |_|  Dealers,   brokers,   banks  or  registered  investment
                    advisors  that  have  entered  into an  agreement  with  the
                    Distributor providing  specifically for the use of shares of the Fund in particular investment products made available to their  clients.  Those  clients may be charged a transaction fee by  their  dealer,  broker,  bank  or  advisor  for  the purchase or sale of Fund shares.

                    |_|  Investment  advisors  and  financial  planners who have
                    entered  into  an  agreement   for  this  purpose  with  the
                    Distributor and who charge an advisory,  consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

                    |_| "Rabbi  trusts" that buy shares for their own  accounts,
                    if the purchases are made through a broker or agent or other financial  intermediary  that has made special  arrangements with the Distributor for those purchases.

                    |_| Clients of  investment  advisors or  financial  planners
                    (that have entered  into an agreement  for this purpose with the  Distributor)  who buy shares for their own accounts may also purchase  shares without sales charge but only if their accounts are linked to a master account of their  investment advisor or financial planner on the books and records of the broker,  agent or  financial  intermediary  with  which  the
                    Distributor  has made such  special  arrangements  . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

                    |_| Directors,  trustees, officers or full-time employees of
                    OpCap  Advisors or its  affiliates,  their  relatives or any trust,  pension,  profit sharing or other benefit plan which beneficially owns shares for those persons.

                    |_|   Accounts  for  which   Oppenheimer   Capital  (or  its
                    successor) is the investment  advisor (the  Distributor must
                    be  advised  of  this   arrangement)  and  persons  who  are
                    directors  or  trustees of the company or trust which is the beneficial owner of such accounts.

                    |_| A  unit  investment  trust  that  has  entered  into  an
                    appropriate agreement with the Distributor.

                    |_|  Dealers,   brokers,  banks,  or  registered  investment
                    advisers  that  have  entered  into an  agreement  with  the
                    Distributor to sell shares to defined contribution  employee retirement plans for which the dealer,  broker or investment adviser provides administration services.

                    |_|  Retirement  Plans and deferred  compensation  plans and
                    trusts used to fund those  plans  (including,  for  example, plans  qualified or created under sections  401(a),  401(k),
                    403(b) or 457 of the Internal Revenue Code), in each case if those  purchases  are made through a broker,  agent or other financial  intermediary  that has made special  arrangements with the Distributor for those purchases.

                    |_| A TRAC-2000  401(k) plan  (sponsored by the former Quest
                    for  Value  Advisors)  whose  Class B or Class C shares of a
                    Former  Quest for  Value  Fund  were  exchanged  for Class A shares  of that Fund due to the  termination  of the Class B and Class C TRAC-2000 program on November 24, 1995.

                    |_| A  qualified  Retirement  Plan that had agreed  with the
                    former Quest for Value Advisors to purchase shares of any of the Former  Quest for Value Funds at net asset  value,  with such shares to be held  through  DCXchange,  a  sub-transfer agency mutual fund  clearinghouse,  if that  arrangement was consummated  and share  purchases  commenced by December 31,
                    1996.

                    B. Waivers of Initial and Contingent  Deferred Sales Charges
                    in Certain Transactions.

                    Class  A  shares   issued  or  purchased  in  the  following
                    transactions  are  not  subject  to  sales  charges  (and no concessions are paid by the Distributor on such purchases):

                    |_|  Shares  issued  in  plans  of  reorganization,  such as
                    mergers,  asset  acquisitions and exchange offers,  to which the Fund is a party.

                    |_| Shares  purchased  by the  reinvestment  of dividends or
                    other  distributions  reinvested  from  the  Fund  or  other
                    Oppenheimer  funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which  reinvestment  arrangements have been made with the Distributor.

                    |_| Shares  purchased by the reinvestment of loan repayments
                    by a participant in a Retirement  Plan for which the Manager or an affiliate acts as sponsor.

                    C. Waivers of the Class A Contingent  Deferred  Sales Charge
                    for Certain Redemptions.

                    The Class A contingent  deferred sales charge is also waived if shares that would  otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

                    |_| To make  Automatic  Withdrawal  Plan  payments  that are
                    limited  annually to no more than 12% of the  account  value adjusted annually.

                    |_| Involuntary redemptions of shares by operation of law or
                    involuntary  redemptions of small accounts  (please refer to
                    "Shareholder  Account Rules and Policies," in the applicable fund Prospectus).

                    |_|  For  distributions  from  Retirement  Plans,   deferred
                    compensation  plans or other employee  benefit plans for any of the following purposes:

                    1)  Following  the death or  disability  (as  defined in the
                    Internal Revenue Code) of the participant

                    or beneficiary. The death or disability must occur after the participant's account was established.

                    2) To return excess contributions.

              3)  To return contributions made due to a mistake of fact.
              Hardship withdrawals, as defined in the plan.6

                    5) Under a Qualified Domestic Relations Order, as defined in the  Internal  Revenue  Code,  or, in the case of an IRA,  a divorce or separation  agreement  described in Section 71(b)
                    of the Internal Revenue Code.

                    6) To meet  the  minimum  distribution  requirements  of the
                    Internal Revenue Code.

                    7)  To  make  "substantially  equal  periodic  payments"  as described in Section 72(t) of the Internal Revenue Code.

                    8) For loans to participants or beneficiaries.

                    9) Separation from service.7

                    10) Participant-directed redemptions to purchase shares of a mutual fund  (other than a fund  managed by the Manager or a subsidiary  of the  Manager)  if the plan  has made  special arrangements with the Distributor.

                    11) Plan termination or "in-service  distributions,"  if the
                    redemption   proceeds   are  rolled  over   directly  to  an
                    OppenheimerFunds-sponsored IRA.

                    |_|  For  distributions   from  401(k)  plans  sponsored  by
                    broker-dealers  that have entered  into a special  agreement with the Distributor allowing this waiver.

                    |_| For  distributions  from retirement  plans that have $10
                    million or more in plan assets and that have  entered into a special agreement with the Distributor.

                    |_| For  distributions  from retirement plans which are part
                    of a retirement plan product or platform  offered by certain
                    banks,   broker-dealers,   financial   advisors,   insurance
                    companies  or  record  keepers  which  have  entered  into a special agreement with the Distributor.

                    III.  Waivers of Class B, Class C and Class N Sales  Charges
                    of Oppenheimer Funds

                    The Class B, Class C and Class N contingent  deferred  sales charges  will not be applied to shares  purchased in certain types of transactions  or redeemed in certain  circumstances described below.

A.   Waivers for Redemptions in Certain Cases.

                    The Class B, Class C and Class N contingent  deferred  sales charges  will be  waived  for  redemptions  of shares in the following cases:

                    |_|  Shares   redeemed   involuntarily,   as   described  in
                    "Shareholder  Account Rules and Policies," in the applicable
                    Prospectus.

                    |_| Redemptions  from accounts other than  Retirement  Plans
                    following  the  death or  disability  of the last  surviving shareholder.  The death or  disability  must  have  occurred after the account was  established,  and for  disability you must provide  evidence of a  determination  of disability by the Social Security Administration.

                    |_| The contingent  deferred sales charges are generally not
                    waived  following  the death or  disability  of a grantor or trustee for a trust account.  The contingent  deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable  living trust for  which the  trustee  is also the sole  beneficiary.  The death or disability must have occurred after the account was established, and for disability you must provide evidence of
                    a  determination   of  disability  by  the  Social  Security
                    Administration.

                    |_| Distributions  from accounts for which the broker-dealer
                    of record  has  entered  into a special  agreement  with the
                    Distributor allowing this waiver.

                    |_|  Redemptions of Class B shares held by Retirement  Plans
                    whose records are maintained on a daily  valuation  basis by
                    Merrill  Lynch  or an  independent  record  keeper  under  a contract with Merrill Lynch.

                    |_|  Redemptions  of  Class C  shares  of  Oppenheimer  U.S.
                    Government  Trust from  accounts  of  clients  of  financial institutions  that have entered  into a special  arrangement with the Distributor for this purpose.

                    |_| Redemptions of Class C shares of an Oppenheimer  fund in
                    amounts  of $1  million  or more  requested  in writing by a
                    Retirement  Plan sponsor and  submitted  more than 12 months after  the  Retirement  Plan's  first  purchase  of  Class C shares, if the redemption  proceeds are invested to purchase
                    Class N shares of one or more Oppenheimer funds.

                    |_|  Distributions8  from Retirement Plans or other employee
                    benefit plans for any of the following purposes:

                    1)  Following  the death or  disability  (as  defined in the
                    Internal  Revenue Code) of the  participant or  beneficiary.
                    The death or disability  must occur after the  participant's account was established in an Oppenheimer fund.

                    2) To return excess  contributions  made to a  participant's account.

                    3) To return contributions made due to a mistake of fact.

                    4) To make hardship withdrawals, as defined in the plan.9

                    5) To make distributions required under a Qualified Domestic
                    Relations  Order  or, in the case of an IRA,  a  divorce  or separation  agreement  described  in  Section  71(b)  of the
                    Internal Revenue Code.

                    6) To meet  the  minimum  distribution  requirements  of the
                    Internal Revenue Code.

                    7)  To  make  "substantially  equal  periodic  payments"  as described in Section 72(t) of the Internal Revenue Code.

                    8) For loans to participants or beneficiaries.10

                    9)  On  account  of  the   participant's   separation   from
                    service.11

                    10) Participant-directed redemptions to purchase shares of a mutual fund  (other than a fund  managed by the Manager or a subsidiary of the Manager)  offered as an investment  option
                    in  a   Retirement   Plan  if  the  plan  has  made  special
                    arrangements with the Distributor.

                    11)  Distributions  made on account of a plan termination or
                    "in-service"  distributions,  if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.

                    12) For distributions from a participant's  account under an
                    Automatic  Withdrawal Plan after the participant reaches age
                    59 1/2, as long as the aggregate value of the  distributions does  not  exceed  10%  of  the  account's  value,  adjusted annually.

                    13)  Redemptions  of  Class  B  shares  under  an  Automatic
                    Withdrawal Plan for an account other than a Retirement Plan, if the  aggregate  value  of the  redeemed  shares  does not exceed 10% of the account's value,  adjusted  annually.

                    14)  For  distributions   from  401(k)  plans  sponsored  by
                    broker-dealers  that have entered into a special arrangement with the Distributor allowing this waiver.

                    |_| Redemptions of Class B shares or Class C shares under an
                    Automatic  Withdrawal  Plan  from an  account  other  than a
                    Retirement  Plan  if the  aggregate  value  of the  redeemed shares does not exceed 10% of the account's value annually.

B.   Waivers for Shares Sold or Issued in Certain Transactions.

                    The contingent deferred sales charge is also waived on Class
                    B and Class C shares sold or issued in the following cases:

                    |_| Shares sold to the Manager or its affiliates.

                    |_|  Shares  sold  to   registered   management   investment
                    companies or separate accounts of insurance companies having an agreement  with the Manager or the  Distributor  for that purpose.

                    |_| Shares  issued in plans of  reorganization  to which the
                    Fund is a party.

                    |_| Shares  sold to present or former  officers,  directors,
                    trustees or  employees  (and their  "immediate  families" as defined above in Section I.A.) of the Fund,  the Manager and its affiliates and retirement plans  established by them for their employees.

                    IV. Special Sales Charge  Arrangements  for  Shareholders of
                    Certain  Oppenheimer  Funds Who Were  Shareholders of Former
                    Quest for Value Funds

                    The initial and  contingent  deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the
                    Oppenheimer  funds  are  modified  as  described  below  for certain  persons who were  shareholders  of the former Quest for Value  Funds.  To be eligible,  those  persons must have
                    been    shareholders    on   November   24,    1995,    when
                    OppenheimerFunds,  Inc.  became  the  investment  advisor to those former Quest for Value Funds. Those funds include:

     Oppenheimer Quest Value Fund, Inc.    Oppenheimer Small Cap Value Fund
     Oppenheimer Quest Balanced Fund       Oppenheimer Quest International
                                                Value Fund, Inc.
     Oppenheimer Quest Opportunity Value Fund

          These  arrangements  also apply to shareholders of the following funds when they merged  (were  reorganized)  into  various  Oppenheimer  funds on
     November 24, 1995:

     Quest for Value U.S. Government Income Fund
     Quest for Value New York Tax-Exempt Fund
     Quest for Value Investment Quality Income Fund
     Quest for Value National Tax-Exempt Fund
     Quest for Value Global Income Fund
     Quest for Value California Tax-Exempt Fund

          All of the funds listed above are referred to in this  Appendix as the
     "Former  Quest for Value  Funds."  The  waivers of initial  and  contingent deferred  sales charges  described in this  Appendix  apply to shares of an
     Oppenheimer fund that are either:

                    |_| acquired by such shareholder  pursuant to an exchange of
                    shares of an  Oppenheimer  fund  that was one of the  Former
                    Quest for Value Funds, or

                    |_| purchased by such  shareholder  by exchange of shares of
                    another  Oppenheimer fund that were acquired pursuant to the merger of any of the Former  Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

                    A. Reductions or Waivers of Class A Sales Charges.

                    |X| Reduced  Class A Initial  Sales Charge Rates for Certain
                    Former Quest for Value Funds Shareholders.

                    Purchases by Groups and  Associations.  The following  table sets forth the initial sales charge rates for Class A shares purchased  by  members  of  "Associations"  formed  for  any purpose other than the purchase of securities.  The rates in the table apply if that Association  purchased shares of any of the Former  Quest for Value  Funds or received a proposal to  purchase  such  shares  from OCC  Distributors  prior to
                    November 24, 1995.

Number of Eligible Employees     Initial Sales Charge as a    Initial Sales Charge as a % of    Concession as % of
or Members                       % of Offering Price          Net Amount Invested               Offering Price
-------------------------------- ---------------------------- --------------------------------- ---------------------
-------------------------------- ---------------------------- --------------------------------- ---------------------
9 or Fewer                                  2.50%                          2.56%                       2.00%
-------------------------------- ---------------------------- --------------------------------- ---------------------
-------------------------------- ---------------------------- --------------------------------- ---------------------
At least  10 but not more  than             2.00%                          2.04%                       1.60%
49
-------------------------------- ---------------------------- --------------------------------- ---------------------

-------------------------------------------------------------------------------------------------------------------

          For purchases by Associations  having 50 or more eligible employees or members,  there is no initial  sales charge on purchases of Class A shares, but those  shares are  subject  to the Class A  contingent  deferred  sales charge described in the applicable fund's Prospectus.

          Purchases made under this arrangement  qualify for the lower of either the sales  charge  rate in the table  based on the  number of members of an
     Association,  or the  sales  charge  rate that  applies  under the Right of
     Accumulation described in the applicable fund's Prospectus and Statement of
     Additional Information.  Individuals who qualify under this arrangement for reduced  sales  charge rates as members of  Associations  also may purchase shares for their  individual  or custodial  accounts at these reduced sales charge rates, upon request to the Distributor.

                    |X|   Waiver   of  Class  A  Sales   Charges   for   Certain
                    Shareholders.  Class A  shares  purchased  by the  following investors  are  not  subject  to  any  Class  A  initial  or contingent deferred sales charges:

                    o Shareholders  who were  shareholders  of the AMA Family of
                    Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

                    o Shareholders  who acquired  shares of any Former Quest for
                    Value Fund by merger of any of the portfolios of the Unified
                    Funds.

                    |X| Waiver of Class A  Contingent  Deferred  Sales Charge in
                    Certain Transactions.  The Class A contingent deferred sales charge  will  not  apply  to  redemptions  of Class A shares purchased by the following  investors who were  shareholders of any Former Quest for Value Fund:

          Investors  who  purchased  Class A shares from a dealer that is or was not  permitted  to  receive a sales  load or  redemption  fee  imposed on a shareholder with whom that dealer has a fiduciary  relationship,  under the
     Employee  Retirement  Income Security Act of 1974 and  regulations  adopted under that law.

B.   Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

                    |X| Waivers for  Redemptions  of Shares  Purchased  Prior to
                    March  6,  1995.  In the  following  cases,  the  contingent deferred  sales  charge  will be waived for  redemptions  of
                    Class A, Class B or Class C shares of an  Oppenheimer  fund.
                    The shares must have been acquired by the merger of a Former
                    Quest for Value  Fund into the fund or by  exchange  from an
                    Oppenheimer  fund that was a Former  Quest for Value Fund or into which such fund  merged.  Those  shares  must have been purchased prior to March 6, 1995 in connection with:

                    o  withdrawals  under an automatic  withdrawal  plan holding only  either  Class  B or  Class  C  shares  if  the  annual withdrawal  does not exceed 10% of the initial  value of the account value, adjusted annually, and

                    o liquidation  of a  shareholder's  account if the aggregate net asset  value of shares  held in the account is less than the required minimum value of such accounts.

                    |X| Waivers for Redemptions of Shares  Purchased on or After
                    March  6,  1995 but  Prior  to  November  24,  1995.  In the
                    following cases,  the contingent  deferred sales charge will be waived  for  redemptions  of Class A,  Class B or Class C shares of an  Oppenheimer  fund.  The shares  must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer  fund that was a
                    Former  Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:

                    o  redemptions  following  the  death or  disability  of the shareholder(s)  (as  evidenced by a  determination  of total disability by the U.S. Social Security Administration);

                    o withdrawals  under an automatic  withdrawal plan (but only for Class B or Class C shares) where the annual  withdrawals do not exceed 10% of the initial value of the account value;
                    adjusted annually, and

                    o liquidation  of a  shareholder's  account if the aggregate net asset  value of shares  held in the account is less than the required minimum account value.

          A  shareholder's  account  will be  credited  with the  amount  of any contingent  deferred  sales charge paid on the  redemption  of any Class A,
     Class B or Class C shares of the Oppenheimer fund described in this section if the  proceeds  are  invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.  V. Special Sales
     Charge  Arrangements for Shareholders of Certain Oppenheimer Funds Who Were
     Shareholders   of   Connecticut    Mutual   Investment    Accounts,    Inc.

                    The initial and  contingent  deferred  sale charge rates and waivers  for  Class A and  Class B shares  described  in the respective  Prospectus  (or this  Appendix) of the following
                    Oppenheimer  funds  (each is referred to as a "Fund" in this section):

     Oppenheimer U. S. Government Trust,
     Oppenheimer Bond Fund,
     Oppenheimer Value Fund and
     Oppenheimer Disciplined Allocation Fund

                    are modified as described below for those Fund  shareholders who were shareholders of the following funds (referred to as the  "Former  Connecticut  Mutual  Funds") on March 1, 1996,
                    when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:

     Connecticut Mutual Liquid Account
     Connecticut Mutual Total Return Account
     Connecticut Mutual Government Securities Account
     CMIA LifeSpan Capital Appreciation Account
     Connecticut Mutual Income Account
     CMIA LifeSpan Balanced Account
     Connecticut Mutual Growth Account
     CMIA Diversified Income Account

A.   Prior Class A CDSC and Class A Sales Charge Waivers.

                    |X|  Class  A  Contingent  Deferred  Sales  Charge.  Certain
                    shareholders  of a Fund  and the  other  Former  Connecticut
                    Mutual  Funds are  entitled to  continue to make  additional purchases  of Class A shares  at net asset  value  without a
                    Class A initial  sales  charge,  but  subject to the Class A contingent deferred sales charge that was in effect prior to
                    March 18, 1996 (the "prior  Class A CDSC").  Under the prior
                    Class A CDSC, if any of those shares are redeemed within one year of  purchase,  they will be  assessed  a 1%  contingent deferred  sales  charge  on an amount  equal to the  current market  value or the original  purchase  price of the shares sold, whichever is smaller (in such redemptions,  any shares not  subject  to the  prior  Class A CDSC  will be  redeemed first).

                    Those  shareholders  who are  eligible for the prior Class A
                    CDSC are: 1) persons whose  purchases of Class A shares of a
                    Fund and other Former Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct  purchases or purchases  pursuant  to  the  Fund's  policies  on  Combined
                    Purchases  or Rights of  Accumulation,  who still hold those shares  in that  Fund or  other  Former  Connecticut  Mutual
                    Funds,  and 2)  persons  whose  intended  purchases  under a
                    Statement of Intention entered into prior to March 18, 1996,
                    with  the   former   general   distributor   of  the  Former
                    Connecticut  Mutual  Funds  to  purchase  shares  valued  at
                    $500,000  or more  over a  13-month  period  entitled  those persons to purchase  shares at net asset value without being subject to the Class A initial sales charge

          Any of the Class A shares of a Fund and the other  Former  Connecticut
     Mutual  Funds that were  purchased  at net asset  value  prior to March 18,
     1996, remain subject to the prior Class A CDSC, or if any additional shares are  purchased by those  shareholders  at net asset value  pursuant to this arrangement they will be subject to the prior Class A CDSC.

                    |X| Class A Sales Charge Waivers.  Additional Class A shares
                    of a Fund may be  purchased  without  a sales  charge,  by a person who was in one (or more) of the categories  below and acquired  Class A shares prior to March 18, 1996,  and still holds Class A shares:

                    1) any purchaser, provided the total initial amount invested in the  Fund or any one or  more of the  Former  Connecticut
                    Mutual Funds totaled $500,000 or more, including investments made  pursuant  to  the  Combined  Purchases,  Statement  of
                    Intention and Rights of Accumulation  features  available at the time of the  initial  purchase  and such  investment  is still held in one or more of the Former  Connecticut  Mutual
                    Funds or a Fund into which such Fund merged;

                    2) any  participant in a qualified  plan,  provided that the total initial amount invested by the plan in the Fund or any one or more of the Former  Connecticut  Mutual Funds totaled
                    $500,000 or more;

                    3)  Directors  of the Fund or any one or more of the  Former
                    Connecticut  Mutual  Funds and  members  of their  immediate families;

                    4) employee  benefit plans  sponsored by Connecticut  Mutual
                    Financial Services,  L.L.C.  ("CMFS"), the prior distributor of the Former  Connecticut  Mutual Funds, and its affiliated companies;

                    5) one or more members of a group of at least 1,000  persons
                    (and persons who are retirees from such group)  engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such  persons,  pursuant to a marketing  program  between
                    CMFS and such group; and

                    6) an  institution  acting  as a  fiduciary  on behalf of an individual or individuals,  if such institution was directly
                    compensated  by  the   individual(s)  for  recommending  the
                    purchase of the shares of the Fund or any one or more of the
                    Former  Connecticut  Mutual Funds,  provided the institution had an agreement with CMFS.

          Purchases of Class A shares made  pursuant to (1) and (2) above may be subject  to  the  Class  A CDSC  of the  Former  Connecticut  Mutual  Funds
     described above.

          Additionally,  Class A shares  of a Fund may be  purchased  without  a sales  charge by any holder of a variable  annuity  contract  issued in New
     York  State by  Connecticut  Mutual  Life  Insurance  Company  through  the
     Panorama  Separate Account which is beyond the applicable  surrender charge period  and  which  was  used  to fund a  qualified  plan,  if that  holder exchanges the variable annuity  contract  proceeds to buy Class A shares of the Fund.

B.   Class A and Class B Contingent Deferred Sales Charge Waivers.

                    In addition to the waivers set forth in the  Prospectus  and in this  Appendix,  above,  the  contingent  deferred  sales charge will be waived for redemptions of Class A and Class B shares of a Fund and  exchanges of Class A or Class B shares of a Fund  into  Class  A or  Class  B  shares  of a  Former
                    Connecticut Mutual Fund provided that the Class A or Class B shares  of the Fund to be  redeemed  or  exchanged  were (i)
                    acquired  prior to March 18,  1996 or (ii) were  acquired by
                    exchange  from  an  Oppenheimer   fund  that  was  a  Former
                    Connecticut  Mutual Fund.  Additionally,  the shares of such
                    Former  Connecticut  Mutual  Fund must  have been  purchased prior to March 18, 1996:

                    1) by the estate of a deceased shareholder;

                    2) upon the  disability  of a  shareholder,  as  defined  in
                    Section 72(m)(7) of the Internal Revenue Code;

                    3) for retirement  distributions  (or loans) to participants or  beneficiaries  from  retirement  plans  qualified  under
                    Sections  401(a)  or  403(b)(7)of  the Code,  or from  IRAs, deferred compensation plans created under Section 457 of the
                    Code, or other employee  benefit plans; as tax-free  returns of  excess  contributions  to such  retirement  or  employee benefit plans;

5) in whole or in part, in connection with shares sold to any state,  county, or city, or any instrumentality,  department, authority, or agency thereof, that is prohibited  by  applicable  investment  laws  from  paying  a  sales  charge  or concession  in  connection  with  the  purchase  of  shares  of  any  registered investment management company;

6) in connection  with the redemption of shares of the Fund due to a combination with another  investment  company by virtue of a merger,  acquisition or similar reorganization transaction;

7) in connection with the Fund's right to involuntarily  redeem or liquidate the
Fund;

8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or

9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of
Directors of the Fund.

VI.  Special  Reduced Sales Charge for Former  Shareholders  of Advance  America
Funds, Inc.

Shareholders of Oppenheimer  AMT-Free  Municipals,  Oppenheimer U.S.  Government
Trust, Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund who
acquired   (and  still  hold)   shares  of  those  funds  as  a  result  of  the
reorganization  of series of Advance America Funds,  Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on
March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.

VII.  Sales  Charge  Waivers  on  Purchases  of  Class M Shares  of  Oppenheimer
Convertible Securities Fund

Oppenheimer  Convertible  Securities  Fund  (referred  to as the  "Fund" in this section)  may sell Class M shares at net asset value  without any initial  sales charge to the classes of investors  listed  below who,  prior to March 11, 1996, owned shares of the Fund's  then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:

|_| the Manager and its affiliates,

|_| present or former  officers,  directors,  trustees and employees  (and their
"immediate   families"  as  defined  in  the  Fund's   Statement  of  Additional
Information) of the Fund, the Manager and its affiliates,  and retirement  plans established  by them or the  prior  investment  advisor  of the Fund  for  their employees,

|_| registered management investment companies or separate accounts of insurance companies  that had an  agreement  with the Fund's prior  investment  advisor or distributor for that purpose,

|_| dealers or brokers that have a sales agreement with the Distributor, if they purchase  shares  for  their  own  accounts  or for  retirement  plans for their employees,

|_| employees and registered  representatives  (and their spouses) of dealers or brokers described in the preceding  section or financial  institutions that have entered  into  sales  arrangements  with those  dealers  or  brokers  (and whose identity is made known to the Distributor) or with the Distributor,  but only if the  purchaser  certifies to the  Distributor  at the time of purchase  that the purchaser meets these qualifications,

|_| dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing  for the use of Class M  shares  of the  Fund in  specific  investment products made available to their clients, and

|_| dealers,  brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined  contribution  employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

1  Certain  waivers  also  apply to Class M shares  of  Oppenheimer  Convertible
Securities Fund.

2 In the case of Oppenheimer  Senior Floating Rate Fund, a  continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's
Early Withdrawal  Charges and references to "redemptions"  mean "repurchases" of shares.

3 An "employee benefit plan" means any plan or arrangement, whether or not it is
"qualified"  under the Internal  Revenue Code,  under which Class N shares of an
Oppenheimer  fund or funds are  purchased by a fiduciary or other  administrator for the account of  participants  who are  employees of a single  employer or of affiliated employers.  These may include, for example, medical savings accounts, payroll  deduction plans or similar plans.  The fund accounts must be registered in the name of the  fiduciary  or  administrator  purchasing  the shares for the benefit of participants in the plan.

4 The  term  "Group  Retirement  Plan"  means  any  qualified  or  non-qualified retirement plan for employees of a corporation or sole  proprietorship,  members and  employees of a  partnership  or  association  or other  organized  group of persons (the members of which may include other  groups),  if the group has made special  arrangements  with  the  Distributor  and  all  members  of  the  group participating  in (or who are  eligible  to  participate  in) the plan  purchase shares  of an  Oppenheimer  fund or funds  through a single  investment  dealer, broker or other  financial  institution  designated  by the  group.  Such  plans include 457 plans, SEP-IRAs,  SARSEPs,  SIMPLE plans and 403(b) plans other than plans for  public  school  employees.  The term  "Group  Retirement  Plan"  also includes  qualified  retirement plans and  non-qualified  deferred  compensation plans and IRAs that purchase  shares of an  Oppenheimer  fund or funds through a single investment  dealer,  broker or other financial  institution that has made special arrangements with the Distributor.

5 However, that concession will not be paid on purchases of shares in amounts of
$1 million or more  (including any right of  accumulation)  by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.

6 This provision does not apply to IRAs.

7 This  provision  only  applies to  qualified  retirement  plans and  403(b)(7)
custodial  plans  after your  separation  from  service in or after the year you reached age 55.

8  The  distribution  must  be  requested  prior  to  Plan  termination  or  the elimination of the Oppenheimer funds as an investment option under the Plan.

9 This provision does not apply to IRAs.

10 This  provision does not apply to loans from  403(b)(7)  custodial  plans and loans from the OppenheimerFunds-sponsored Single K retirement plan.

11 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

Oppenheimer International Small Company Fund

Internet Website:
         www.oppenheimerfunds.com
         ------------------------

Investment Advisor

         OppenheimerFunds, Inc.
         Two World Financial Center
         225 Liberty Street, 11th Floor
         New York, New York 10281-1008

Distributor

         OppenheimerFunds Distributor, Inc.
         Two World Financial Center
         225 Liberty Street, 11th Floor
         New York, New York 10281-1008

Transfer Agent
         OppenheimerFunds Services

         P.O. Box 5270
         Denver, Colorado 80217
         1.800.CALL OPP(225.5677)

Custodian Bank

         JPMorgan Chase Bank
         4 Chase Metro Tech Center
         Brooklyn, New York, 11245

Independent Registered Public Accounting Firm
         KPMG LLP

         707 Seventeenth Street
         Denver, Colorado 80202

Legal Counsel
         Mayer, Brown, Rowe & Maw LLP
         1675 Broadway
         New York, New York 10019

(OppenheimerFunds logo)

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